                                                  -----------------------------
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-08212
                                  ---------------------------------------------

                           J.P. Morgan Series Trust II
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

           522 Fifth Avenue,  New York,                        NY 10036
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

           BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code:  1-800-348-4782
                                                   ----------------------------

Date of fiscal year end:   December 31, 2003
                        --------------------------

Date of reporting period:  January 1, 2003 through December 31, 2003
                         --------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

        Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

JPMORGAN FUNDS

ANNUAL REPORT

DECEMBER 31 2003

[GRAPHIC]

SMALL COMPANY PORTFOLIO

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMORGAN FLEMING ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Fleming Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial advisor to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                                                   1

JPMorgan Small Company Portfolio Portfolio Commentary                2

Portfolio of Investments                                             5

Financial Statements                                                 8

Notes to Financial Statements                                       11

Financial Highlights                                                16

HIGHLIGHTS

-  Military action and revival in corporate profits drive market recovery

-  Economy growth surprisingly strong

-  Technology stocks and small caps outperform

-  Positive backdrop for equities

Investments in a Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN SMALL COMPANY PORTFOLIO

PRESIDENT'S LETTER FEBRUARY 17, 2004

"BETTER-THAN-EXPECTED CORPORATE PROFITS, LOW INTEREST RATES, AND POSITIVE ECONOMIC DATA -- ALL HELPED TO SUSTAIN THE RALLY."

[PHOTO OF GEORGE C.W. GATCH]

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan Small Company Portfolio. Inside, you'll find information detailing the performance of the Portfolio for the year ended December 31, 2003, along with a report from the Portfolio Manager.

PROFIT INCREASES END THREE-YEAR BEAR MARKET

While the market declined throughout most of the first quarter of 2003 due to geo-political and economic uncertainty, by mid-March it began a rally that would continue until the end of the year. The rally began as coalition forces prepared to take military action in Iraq, and acquired momentum in the following months. Statements by the U.S. Federal Reserve confirming its determination to avoid deflation and to nurture growth (leading ultimately to a 1/4-point rate cut in late June) fuelled the rally. In addition, Congress approved the Bush administration's $350 billion package of tax cuts in an attempt to boost consumer demand. By the fourth-quarter, there was a clear trend of recovering economic growth, with third-quarter GDP growth reported at a surprisingly buoyant 7.2%. Better-than-expected corporate profits, low interest rates, and positive economic data -- including evidence of manufacturing growth and increased business spending -- all helped to sustain the rally.

DIVERGENT PERFORMANCES

The market's rise was far from uniform, however. While the broad-based S&P 500 Index rose 28.7% during the year, the greatest gains were among the technology and small cap stocks that surged on a wave of market liquidity. The technology-laden NASDAQ climbed 50.8% and the Russell 2000 Index of small stocks 47.3%. What the indices do not show is that the strongest risers of all were the low quality stocks that many investors had chosen not to own in the bear market. For some fund managers, this was a year when gains were made for investors, although it could sometimes be difficult to outperform certain benchmark indices. Generally, fund managers prefer to invest in the higher quality stocks, with sustainable earnings growth, which tend to outperform over time.

OUTLOOK

As we enter 2004, investors who stayed invested through the trough of the bear market have good reason to feel vindicated. The question now is whether equities will continue their upward path. Our view is that they will, although we do not anticipate gains of the same magnitude as 2003. From an economic perspective, there is a hint of a "Goldilocks" economy (not too hot, not too cold, but just right), with a healthy combination of strong earnings growth and low inflation. Furthermore, election years have historically seen substantial rises in equity prices, with small company stocks outperforming. In this case, we believe 2003's enormous fiscal and monetary stimulus has primed the economy.

IMPORTANT MERGER NEWS

As you may know, JPMorgan Chase and Bank One have agreed to combine forces by mid-2004, subject to approval of the Firms' shareholders and certain regulatory agencies. The merger is compelling both strategically and financially. The new JPMorgan Chase will have top-tier positions in both wholesale and retail financial services, an extensive client base and greater scale. And we will have an extraordinarily talented team that shares common values and a strong client orientation.

All of us at JPMorgan Fleming Asset Management would like to thank you for your investment. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-348-4782.

Sincererly

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN SMALL COMPANY PORTFOLIO

AS OF DECEMBER 31, 2003                                              (Unaudited)

                                   PORTFOLIO FACTS

                                   Portfolio Inception                    1/3/95
                                   Fiscal Year End                   DECEMBER 31
                                   Net Assets as of 12/31/2003       $52,215,070
                                   Primary Benchmark               S&P SMALL CAP
                                                                       600 INDEX

Q: HOW DID THE PORTFOLIO PERFORM?

A: JPMorgan Small Company Portfolio, which seeks to provide high total return from a portfolio of small company stocks, rose 36.0% during the year ended December 31, 2003. This compares with an appreciation of 38.8% for the S&P Small Cap 600 Index, the Portfolio's benchmark.

Q: WHY DID THE PORTFOLIO PERFORM IN THIS WAY?

A: The Portfolio delivered strong absolute performance in 2003, although it trailed the S&P Small Cap 600 Index benchmark. In the liquidity driven rally that dominated the 2003 equity market, it was low quality micro-cap stocks that led the market for most of the year. Our bias toward owning high quality, profitable, relatively large small cap companies hurt relative performance during the year.

   Stock selection added to relative performance in a number of areas, most significantly in the Health Services & Systems and Pharmaceuticals sectors. In Health Services & Systems, our holdings gained 60% during the year, outperforming the sector's 34% gain. Key holdings, such as managed care provider Coventry Health Care, medical device manufacturer Inamed Corp., and contact lens maker Cooper Companies, drove this outperformance. In Pharmaceuticals, Scios, a biotechnology company that makes drugs to treat cardiovascular diseases and chronic pain, contributed to performance after it was acquired by Johnson & Johnson.

   Given the strong rally in the market, our large cash position was a major detractor from relative performance. Stock selection in the Industrial Cyclical and Basic Materials sectors also negatively impacted relative performance. In the Industrial Cyclical sector, our holdings gained 25%, but trailed the sector's 34% appreciation. As the most cyclical stocks led the rally, our less cyclical holdings underperformed. Our less cyclical holdings included: Alliant Techsystems, a maker of defense equipment, Waste Connections, a waste collection company, and EMCOR Group, a provider of construction and facilities services.

   In the Basic Materials sector, the Portfolio suffered from being underweight the metals and mining industry as rising commodity prices and the weak dollar drove a robust rally. In addition, our holdings in the specialty chemical industry such as Scotts Company, Georgia Gulf Corp., Spartech Corp. and Albemarle Corp. all underperformed. Cambrex Corp., a manufacturer of specialty chemicals used to make pharmaceuticals, was the largest detractor, declining 16% during the year after reducing its profit forecast in early April.

Q: HOW WAS THE PORTFOLIO MANAGED?

A: During the year, we increased our weightings in areas that were likely to benefit from an economic and market recovery, such as technology and industrial cyclical stocks. At year-end, the Fund had significant overweights in the Systems Hardware and Industrial Cyclical sectors. We were underweight the Basic Materials and Finance sectors.

                                                  ANNUAL REPORT DECEMBER 31 2003

                                                                     (Unaudited)

[CHART]

PERCENTAGE OF PORTFOLIO INVESTMENTS

Consumer Goods & Services              27.7%
Technology                             18.8%
Industrial Products & Services         17.3%
Finance & Insurance                    11.5%
Health Services & Systems               8.8%
Energy                                  6.2%
Short-Term Investments                  3.3%
Utilities                               2.3%
Pharmaceuticals                         1.9%
REITs                                   1.7%
Telecommunications                      0.5%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1.  CACI International, Inc., Class A     1.7%

2.  International Rectifier Corp.         1.6%

3.  East-West Bancorp, Inc.               1.5%

4.  Ann Taylor Stores Corp.               1.3%

5.  Chico's FAS, Inc.                     1.3%

6.  Cooper Companies, Inc.                1.3%

7.  Oshkosh Truck Corp.                   1.3%

8.  Patina Oil & Gas Corp.                1.3%

9.  Winnebago Industries, Inc.            1.3%

10. Church & Dwight Co., Inc.             1.2%

Top 10 equity holdings comprised 13.8% of the Portfolio's market value of investments ($7,268,093). As of December 31, 2003, the Portfolio held 114 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                               SINCE
                                                           INCEPTION
                            1 YEAR    3 YEARS   5 YEARS     (1/3/95)
                            -------------------------------------------------
SMALL COMPANY PORTFOLIO     35.98%    (0.68%)     4.64%        9.96%

LIFE OF PORTFOLIO PERFORMANCE (1/3/95 TO 12/31/03)

[CHART]

                JPMORGAN SMALL       S&P SMALL CAP    RUSSELL 2000        LIPPER VARIABLE ANNUITY
              COMPANY PORTFOLIO       600  INDEX         INDEX          SMALL COMPANY FUNDS AVERAGE
    1/3/95        $ 10,000             $ 10,000         $ 10,000               $ 10,000
   1/31/95        $ 10,010             $ 10,000         $ 10,000               $ 10,000
   2/28/95        $ 10,440             $ 10,412         $ 10,416               $ 10,354
   3/31/95        $ 10,751             $ 10,622         $ 10,594               $ 10,571
   4/30/95        $ 10,990             $ 10,859         $ 10,829               $ 10,740
   5/31/95        $ 11,151             $ 11,029         $ 11,016               $ 10,907
   6/30/95        $ 11,761             $ 11,634         $ 11,587               $ 11,456
   7/31/95        $ 12,391             $ 12,524         $ 12,255               $ 12,177
   8/31/95        $ 12,651             $ 12,796         $ 12,508               $ 12,417
   9/30/95        $ 12,851             $ 13,122         $ 12,732               $ 12,668
  10/31/95        $ 12,412             $ 12,474         $ 12,163               $ 12,250
  11/30/95        $ 13,032             $ 12,923         $ 12,674               $ 12,691
  12/31/95        $ 13,290             $ 13,136         $ 13,009               $ 12,914
   1/31/96        $ 13,381             $ 13,165         $ 12,994               $ 12,889
   2/29/96        $ 13,943             $ 13,596         $ 13,400               $ 13,591
   3/31/96        $ 14,163             $ 13,887         $ 13,673               $ 13,798
   4/30/96        $ 14,921             $ 14,684         $ 14,405               $ 14,772
   5/31/96        $ 15,480             $ 15,205         $ 14,972               $ 15,367
   6/30/96        $ 14,780             $ 14,609         $ 14,357               $ 14,766
   7/31/96        $ 13,731             $ 13,604         $ 13,103               $ 13,572
   8/31/96        $ 14,337             $ 14,445         $ 13,865               $ 14,408
   9/30/96        $ 14,920             $ 15,079         $ 14,407               $ 15,125
  10/31/96        $ 15,014             $ 14,975         $ 14,185               $ 14,851
  11/30/96        $ 15,469             $ 15,752         $ 14,769               $ 15,295
  12/31/96        $ 16,188             $ 15,936         $ 15,156               $ 15,572
   1/31/97        $ 16,434             $ 16,201         $ 15,459               $ 15,923
   2/28/97        $ 15,969             $ 15,852         $ 15,084               $ 15,372
   3/31/97        $ 15,094             $ 15,007         $ 14,372               $ 14,618
   4/30/97        $ 14,794             $ 15,190         $ 14,412               $ 14,560
   5/31/97        $ 16,541             $ 16,975         $ 16,016               $ 16,172
   6/30/97        $ 17,401             $ 17,726         $ 16,703               $ 16,959
   7/31/97        $ 18,492             $ 18,841         $ 17,480               $ 17,989
   8/31/97        $ 18,928             $ 19,315         $ 17,880               $ 18,269
   9/30/97        $ 20,157             $ 20,592         $ 19,189               $ 19,539
  10/31/97        $ 19,530             $ 19,703         $ 18,347               $ 18,724
  11/30/97        $ 19,489             $ 19,559         $ 18,227               $ 18,532
  12/31/97        $ 19,830             $ 19,954         $ 18,546               $ 18,672
   1/31/98        $ 19,301             $ 19,565         $ 18,253               $ 18,417
   2/28/98        $ 21,256             $ 21,347         $ 19,602               $ 19,849
   3/31/98        $ 22,393             $ 22,162         $ 20,410               $ 20,802
   4/30/98        $ 22,205             $ 22,293         $ 20,522               $ 20,946
   5/31/98        $ 21,019             $ 21,114         $ 19,416               $ 19,829
   6/30/98        $ 20,805             $ 21,175         $ 19,457               $ 19,920
   7/31/98        $ 18,974             $ 19,555         $ 17,881               $ 18,532
   8/31/98        $ 15,219             $ 15,781         $ 14,408               $ 14,979
   9/30/98        $ 16,296             $ 16,748         $ 15,537               $ 15,820
  10/31/98        $ 16,727             $ 17,526         $ 16,170               $ 16,555
  11/30/98        $ 17,526             $ 18,512         $ 17,018               $ 17,610
  12/31/98        $ 18,739             $ 19,695         $ 18,071               $ 18,906
   1/31/99        $ 18,724             $ 19,447         $ 18,311               $ 19,033
   2/28/99        $ 17,254             $ 17,695         $ 16,828               $ 17,544
   3/31/99        $ 17,886             $ 17,923         $ 17,091               $ 17,993
   4/30/99        $ 18,787             $ 19,108         $ 18,622               $ 19,267
   5/31/99        $ 18,519             $ 19,572         $ 18,894               $ 19,699
   6/30/99        $ 19,894             $ 20,686         $ 19,748               $ 21,007
   7/31/99        $ 19,831             $ 20,504         $ 19,207               $ 20,887
   8/31/99        $ 19,545             $ 19,602         $ 18,496               $ 20,346
   9/30/99        $ 20,130             $ 19,684         $ 18,500               $ 20,503
  10/31/99        $ 21,015             $ 19,635         $ 18,574               $ 21,024
  11/30/99        $ 23,672             $ 20,455         $ 19,683               $ 22,773
  12/31/99        $ 27,057             $ 22,137         $ 21,911               $ 25,758
 1/31/2000        $ 26,911             $ 21,451         $ 21,558               $ 25,189
 2/29/2000        $ 31,585             $ 24,323         $ 25,117               $ 29,162
 3/31/2000        $ 28,869             $ 23,423         $ 23,462               $ 28,657
 4/30/2000        $ 24,790             $ 23,022         $ 22,050               $ 26,585
 5/31/2000        $ 23,025             $ 22,341         $ 20,764               $ 25,139
 6/30/2000        $ 26,573             $ 23,661         $ 22,575               $ 27,809
 7/31/2000        $ 25,257             $ 23,079         $ 21,848               $ 26,760
 8/31/2000        $ 27,957             $ 25,124         $ 23,515               $ 29,297
 9/30/2000        $ 27,225             $ 24,441         $ 22,824               $ 28,453
10/31/2000        $ 25,324             $ 24,595         $ 21,806               $ 27,264
11/30/2000        $ 21,592             $ 22,034         $ 19,568               $ 23,962
12/31/2000        $ 23,997             $ 24,749         $ 21,249               $ 26,205
 1/31/2001        $ 24,381             $ 25,811         $ 22,356               $ 27,311
 2/28/2001        $ 21,945             $ 24,236         $ 20,890               $ 24,971
 3/31/2001        $ 20,409             $ 23,124         $ 19,868               $ 23,238
 4/30/2001        $ 22,489             $ 24,886         $ 21,422               $ 25,487
 5/31/2001        $ 23,307             $ 25,361         $ 21,949               $ 26,188
 6/30/2001        $ 23,708             $ 26,289         $ 22,706               $ 26,735
 7/31/2001        $ 22,440             $ 25,850         $ 21,478               $ 25,631
 8/31/2001        $ 21,372             $ 25,261         $ 20,784               $ 24,616
 9/30/2001        $ 18,467             $ 21,846         $ 17,987               $ 21,123
10/31/2001        $ 19,435             $ 23,010         $ 19,039               $ 22,504
11/30/2001        $ 20,821             $ 24,692         $ 20,512               $ 24,197
12/31/2001        $ 22,072             $ 26,364         $ 21,778               $ 25,728
 1/31/2002        $ 21,622             $ 26,593         $ 21,552               $ 25,276
 2/28/2002        $ 21,172             $ 26,136         $ 20,961               $ 24,406
 3/31/2002        $ 22,775             $ 28,200         $ 22,646               $ 26,390
 4/30/2002        $ 22,563             $ 28,999         $ 22,852               $ 26,129
 5/31/2002        $ 21,609             $ 27,798         $ 21,838               $ 25,079
 6/30/2002        $ 20,522             $ 26,361         $ 20,755               $ 23,531
 7/31/2002        $ 17,729             $ 22,639         $ 17,621               $ 20,181
 8/31/2002        $ 17,895             $ 22,854         $ 17,575               $ 20,160
 9/30/2002        $ 16,791             $ 21,455         $ 16,313               $ 18,723
10/31/2002        $ 17,075             $ 22,142         $ 16,837               $ 19,371
11/30/2002        $ 18,163             $ 23,293         $ 18,338               $ 20,845
12/31/2002        $ 17,293             $ 22,508         $ 17,317               $ 19,732
 1/31/2003        $ 16,741             $ 21,734         $ 16,837               $ 19,173
 2/28/2003        $ 16,507             $ 21,038         $ 16,329               $ 18,600
 3/31/2003        $ 16,540             $ 21,205         $ 16,539               $ 18,780
 4/30/2003        $ 17,711             $ 22,924         $ 18,107               $ 20,392
 5/31/2003        $ 18,848             $ 24,772         $ 20,050               $ 22,256
 6/30/2003        $ 19,166             $ 25,416         $ 20,413               $ 22,750
 7/31/2003        $ 20,052             $ 26,738         $ 21,691               $ 23,962
 8/31/2003        $ 21,154             $ 28,040         $ 22,685               $ 25,225
 9/30/2003        $ 20,602             $ 27,215         $ 22,265               $ 24,582
10/31/2003        $ 22,358             $ 29,575         $ 24,135               $ 26,625
11/30/2003        $ 22,977             $ 30,693         $ 24,992               $ 27,495
12/31/2003        $ 23,502             $ 31,236         $ 25,499               $ 27,971

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Small Company Portfolio, S&P SmallCap 600 Index, Russell 2000 Index, and Lipper Variable Annuity Small Company Funds Average from January 3, 1995 to December 31, 2003. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P SmallCap 600 Index includes 600 stocks of small U.S. Companies chosen for market size, liquidity and industry group representation. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Annuity Small Company Funds Average describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Certain fees and expenses of the Portfolio are currently being waived and/or reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

Small capitalization funds typically carry more risk than stock funds investing in well-established "blue-chip" companies, since smaller companies generally have a higher risk of failure. Historically, smaller companies' stock has experienced a greater degree of market volatility than the average stock. All Portfolio data are subject to change.

JPMORGAN SMALL COMPANY PORTFOLIO

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2003

SHARES     ISSUER                                                                       VALUE
---------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 96.7%

           COMMON STOCKS -- 96.7%

           AEROSPACE -- 2.3%
   10,500  Alliant Techsystems, Inc. *                                          $     606,480
   13,700  Curtiss-Wright Corp.                                                       616,637
           ----------------------------------------------------------------------------------
                                                                                    1,223,117
           ----------------------------------------------------------------------------------

           APPAREL -- 1.8%
   26,770  Quiksilver, Inc. *                                                         474,632
    9,200  Timberland Co., Class A *                                                  479,044
           ----------------------------------------------------------------------------------
                                                                                      953,676
           ----------------------------------------------------------------------------------

           AUTOMOTIVE -- 5.9%
    5,800  BorgWarner, Inc.                                                           493,406
   11,035  Lithia Motors, Inc., Class A                                               278,192
    8,700  O'Reilly Automotive, Inc. *                                                333,732
   13,500  Oshkosh Truck Corp.                                                        688,905
    7,000  Polaris Industries, Inc.                                                   620,060
    9,900  Winnebago Industries, Inc.                                                 680,625
           ----------------------------------------------------------------------------------
                                                                                    3,094,920
           ----------------------------------------------------------------------------------

           BANKING -- 7.2%
    4,800  Downey Financial Corp.                                                     236,640
   14,500  East-West Bancorp, Inc.                                                    778,360
    7,300  Hancock Holding Co.                                                        398,361
    9,800  Hudson United Bancorp                                                      362,110
    5,736  MB Financial, Inc.                                                         208,790
    9,400  The South Financial Group, Inc.                                            261,884
   12,800  UCBH Holdings, Inc.                                                        498,816
   15,000  United Bankshares, Inc.                                                    468,000
   10,800  Wintrust Financial Corp.                                                   487,080
           ----------------------------------------------------------------------------------
                                                                                    3,700,041
           ----------------------------------------------------------------------------------

           BIOTECHNOLOGY -- 0.5%
   14,600  Serologicals Corp. *                                                       271,560

           BROADCASTING/CABLE -- 0.8%
   28,400  Sinclair Broadcast Group, Inc., Class A *                                  423,728

           BUSINESS SERVICES -- 1.7%
   10,000  Banta Corp.                                                                405,000
   52,400  MPS Group, Inc. *                                                          489,940
           ----------------------------------------------------------------------------------
                                                                                      894,940
           ----------------------------------------------------------------------------------

           CHEMICALS -- 2.5%
   15,900  Albemarle Corp.                                                      $     476,523
   16,600  Georgia Gulf Corp.                                                         479,408
   15,000  Spartech Corp.                                                             369,600
           ----------------------------------------------------------------------------------
                                                                                    1,325,531
           ----------------------------------------------------------------------------------

           COMPUTER NETWORKS -- 1.8%
   11,700  Avocent Corp. *                                                            427,284
   12,300  Micros Systems, Inc. *                                                     533,328
           ----------------------------------------------------------------------------------
                                                                                      960,612
           ----------------------------------------------------------------------------------

           COMPUTER SOFTWARE -- 4.2%
   17,815  CACI International, Inc., Class A *                                        866,165
   18,100  FileNET Corp. *                                                            490,148
    9,600  Hyperion Solutions Corp. *                                                 289,344
   19,900  Intergraph Corp. *                                                         476,008
    2,800  Transaction Systems Architects, Inc., Class A *                             63,364
           ----------------------------------------------------------------------------------
                                                                                    2,185,029
           ----------------------------------------------------------------------------------

           COMPUTERS/COMPUTER HARDWARE -- 2.9%
   14,600  Hutchinson Technology, Inc. *                                              448,804
   13,000  Imation Corp.                                                              456,950
    9,050  Zebra Technologies Corp., Class A *                                        600,649
           ----------------------------------------------------------------------------------
                                                                                    1,506,403
           ----------------------------------------------------------------------------------

           CONSTRUCTION -- 1.2%
    1,300  NVR, Inc. *                                                                605,800

           CONSUMER PRODUCTS -- 6.0%
   16,500  Church & Dwight Co., Inc.                                                  653,400
   14,700  Fossil, Inc. *                                                             411,747
    7,600  Harman International Industries, Inc.                                      562,248
   18,500  Jarden Corp. *                                                             505,790
    8,100  The Scotts Co., Class A *                                                  479,196
   11,900  Toro Co.                                                                   552,160
           ----------------------------------------------------------------------------------
                                                                                    3,164,541
           ----------------------------------------------------------------------------------

           CONSUMER SERVICES -- 0.7%
    9,900  Regis Corp.                                                                391,248

           DISTRIBUTION -- 0.7%
    6,900  Hughes Supply, Inc.                                                        342,378

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES     ISSUER                                                                       VALUE
---------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

           ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.3%
   12,800  Ametek, Inc.                                                         $     617,728
    6,800  Brady Corp., Class A                                                       277,100
    7,500  Varian, Inc. *                                                             312,975
           ----------------------------------------------------------------------------------
                                                                                    1,207,803
           ----------------------------------------------------------------------------------

           ENGINEERING SERVICES -- 0.4%
    4,100  Jacobs Engineering Group, Inc. *                                           196,841

           ENTERTAINMENT/LEISURE -- 0.9%
   28,600  Boyd Gaming Corp.                                                          461,604

           ENVIRONMENTAL SERVICES -- 0.9%
   12,825  Waste Connections, Inc. *                                                  484,400

           FINANCIAL SERVICES -- 2.1%
    7,400  Affiliated Managers Group, Inc. *                                          514,966
   15,600  Raymond James Financial, Inc.                                              588,120
           ----------------------------------------------------------------------------------
                                                                                    1,103,086
           ----------------------------------------------------------------------------------

           FOOD/BEVERAGE PRODUCTS -- 1.4%
   23,600  Hain Celestial Group, Inc. *                                               547,756
    5,500  Performance Food Group Co. *                                               198,935
           ----------------------------------------------------------------------------------
                                                                                      746,691
           ----------------------------------------------------------------------------------

           HEALTH CARE/HEALTH CARE SERVICES -- 8.8%
    6,400  AMERIGROUP Corp. *                                                         272,960
   14,700  Cooper Companies, Inc.                                                     692,811
    8,500  Coventry Health Care, Inc. *                                               548,165
    7,200  Datascope Corp.                                                            258,120
    5,800  Idexx Laboratories, Inc. *                                                 268,424
   12,400  Invacare Corp.                                                             500,588
    9,200  Kindred Healthcare, Inc. *                                                 478,216
    9,200  Ocular Sciences, Inc. *                                                    264,132
   52,200  PSS World Medical, Inc. *                                                  630,054
    5,100  Respironics, Inc. *                                                        229,959
   15,300  Sybron Dental Specialties, Inc. *                                          429,930
           ----------------------------------------------------------------------------------
                                                                                    4,573,359
           ----------------------------------------------------------------------------------

           HOTELS/OTHER LODGING -- 0.8%
   27,600  Extended Stay America, Inc.                                                399,648

           INSURANCE -- 2.2%
    7,950  HCC Insurance Holdings, Inc.                                         $     252,810
    1,500  Markel Corp. *                                                             380,265
   16,600  Platinum Underwriters Holdings LTD (Bermuda)                               498,000
           ----------------------------------------------------------------------------------
                                                                                    1,131,075
           ----------------------------------------------------------------------------------

           MACHINERY & ENGINEERING EQUIPMENT -- 3.3%
   12,690  IDEX Corp.                                                                 527,777
    9,600  Kennametal, Inc.                                                           381,600
   14,930  Regal-Beloit Corp.                                                         328,460
   27,700  Wabtec Corp.                                                               472,008
           ----------------------------------------------------------------------------------
                                                                                    1,709,845
           ----------------------------------------------------------------------------------

           MANUFACTURING -- 2.9%
   17,184  Actuant Corp., Class A *                                                   622,061
   12,000  AptarGroup, Inc.                                                           468,000
   16,400  Kaydon Corp.                                                               423,776
           ----------------------------------------------------------------------------------
                                                                                    1,513,837
           ----------------------------------------------------------------------------------

           MULTI-MEDIA -- 1.0%
   19,900  Emmis Communications Corp., Class A *                                      538,295

           OIL & GAS -- 6.2%
   14,375  Patina Oil & Gas Corp.                                                     704,231
   33,800  Pride International, Inc. *                                                630,032
   26,900  Southwestern Energy Co. *                                                  642,910
   15,500  St. Mary Land & Exploration Co.                                            441,750
   18,900  Swift Energy Co. *                                                         318,465
   11,250  Tetra Technologies, Inc. *                                                 272,700
   12,400  Varco International, Inc. *                                                255,812
           ----------------------------------------------------------------------------------
                                                                                    3,265,900
           ----------------------------------------------------------------------------------

           PHARMACEUTICALS -- 1.4%
    2,125  La Jolla Pharmaceutical Co. (PIPE), # *                                      9,116
   16,880  Medicines Co. *                                                            497,285
    4,575  Neurocrine Biosciences, Inc. *                                             249,521
           ----------------------------------------------------------------------------------
                                                                                      755,922
           ----------------------------------------------------------------------------------

           REAL ESTATE INVESTMENT TRUST -- 1.7%
    7,300  Alexandria Real Estate Equities, Inc.                                      422,670
    8,348  Chelsea Property Group, Inc.                                               457,554
           ----------------------------------------------------------------------------------
                                                                                      880,224
           ----------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                  ANNUAL REPORT DECEMBER 31 2003

SHARES     ISSUER                                                                       VALUE
---------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

           RESTAURANTS/FOOD SERVICES -- 1.9%
   12,800  Applebee's International, Inc.                                       $     502,656
   21,900  Lone Star Steakhouse & Saloon                                              507,642
           ----------------------------------------------------------------------------------
                                                                                    1,010,298
           ----------------------------------------------------------------------------------

           RETAILING -- 5.8%
   17,500  AnnTaylor Stores Corp. *                                                   682,500
   18,300  Chico's FAS, Inc. *                                                        676,185
   11,000  Genesco, Inc. *                                                            166,430
   12,600  Luby's, Inc. *                                                              46,494
   13,000  Men's Wearhouse, Inc. *                                                    325,130
   24,700  Pier 1 Imports, Inc.                                                       539,942
   16,945  School Specialty, Inc. *                                                   576,299
           ----------------------------------------------------------------------------------
                                                                                    3,012,980
           ----------------------------------------------------------------------------------

           SEMI-CONDUCTORS -- 4.4%
    6,100  Cymer, Inc. *                                                              281,759
   22,425  Integrated Circuit Systems, Inc. *                                         638,888
   17,100  International Rectifier Corp. *                                            844,911
   12,820  Varian Semiconductor Equipment Associates, Inc. *                          560,106
           ----------------------------------------------------------------------------------
                                                                                    2,325,664
           ----------------------------------------------------------------------------------

           SHIPPING/TRANSPORTATION -- 0.8%
   11,500  UTI Worldwide, Inc. (Virgin Islands)                                       436,195

           TELECOMMUNICATIONS -- 0.5%
   17,700  Tekelec *                                                                  275,235

           TELECOMMUNICATIONS EQUIPMENT -- 1.5%
   31,200  CommScope, Inc. *                                                          509,496
   11,400  Inter-Tel, Inc.                                                            284,772
           ----------------------------------------------------------------------------------
                                                                                      794,268
           ----------------------------------------------------------------------------------

           TRANSPORTATION -- 3.0%
   14,050  Arkansas Best Corp.                                                  $     441,030
   14,700  Landstar System, Inc. *                                                    559,188
   29,000  Werner Enterprises, Inc.                                                   565,210
           ----------------------------------------------------------------------------------
                                                                                    1,565,428
           ----------------------------------------------------------------------------------

           UTILITIES -- 2.3%
    9,900  American States Water Co.                                                  247,500
    9,200  Atmos Energy Corp.                                                         223,560
    8,600  New Jersey Resources Corp.                                                 331,186
   19,250  Philadelphia Suburban Corp.                                                425,425
           ----------------------------------------------------------------------------------
                                                                                    1,227,671
           ----------------------------------------------------------------------------------
           Total Common Stocks                                                     50,659,793
           (Cost $38,324,007)
           ----------------------------------------------------------------------------------

           SHORT TERM INVESTMENTS - 3.3%
           MONEY MARKET FUND -- 3.3%
1,726,099  JPMorgan Prime Money Market Fund (a)
           (Cost $1,726,099)                                                        1,726,099
           ----------------------------------------------------------------------------------
           Total Investments -- 100.0%                                          $  52,385,892
           (Cost $40,050,106)
           ----------------------------------------------------------------------------------

Abbreviations:

*    --Non-income producing security.
#    --All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
(a) --Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Investment Management, Inc.
PIPE --Private investment in a public equity.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL COMPANY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                      AS OF DECEMBER 31, 2003

ASSETS:
Investment securities, at value                              $   52,385,892
Cash                                                                  5,826
Receivables:
   Shares of beneficial interest sold                                44,946
   Interest and dividends                                            27,536
---------------------------------------------------------------------------
Total Assets                                                     52,464,200
---------------------------------------------------------------------------

LIABILITIES:
Payables:
   Investment securities purchased                                   44,940
   Shares of beneficial interest redeemed                            97,742
Accrued liabilities:
   Investment advisory fees                                          26,341
   Administration fees                                               10,975
   Custodian fees                                                     6,285
   Other                                                             62,847
---------------------------------------------------------------------------
Total Liabilities                                                   249,130
---------------------------------------------------------------------------
NET ASSETS:                                                  $   52,215,070
---------------------------------------------------------------------------

NET ASSETS:
Paid in capital                                                  52,165,848
Accumulated net realized gain (loss) on investments             (12,286,564)
Net unrealized appreciation (depreciation) of investments        12,335,786
---------------------------------------------------------------------------
Total Net Assets                                             $   52,215,070
---------------------------------------------------------------------------

Shares of beneficial interest outstanding (no par value;
unlimited number of shares authorized):                           3,714,233
Net asset value, redemption and offering price per share:    $        14.06
---------------------------------------------------------------------------
Cost of investments                                          $   40,050,106
---------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                  ANNUAL REPORT DECEMBER 31 2003

STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:
Dividend                                                     $      254,744
Dividend income from affiliated
investments*                                                         11,902
---------------------------------------------------------------------------
Total investment income                                             266,646
---------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                                            256,803
Administration fees                                                  54,123
Custodian fees                                                       42,077
Printing and postage                                                 26,867
Professional fees                                                    57,842
Transfer agent fees                                                  29,291
Trustees' fees                                                       12,090
Other                                                                12,672
---------------------------------------------------------------------------
Total expenses                                                      491,765
---------------------------------------------------------------------------
Less earnings credits                                                    31
---------------------------------------------------------------------------
   Net expenses                                                     491,734
---------------------------------------------------------------------------
Net investment income (loss)                                       (225,088)
---------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on transactions from:
   Investments                                                    1,947,896
Change in net unrealized appreciation/depreciation of:
   Investments                                                   11,768,664
---------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investments           13,716,560
---------------------------------------------------------------------------
Net increase (decrease) in net assets from operations        $   13,491,472
---------------------------------------------------------------------------
*  Includes reimbursements of investment advisory and
   administration fees :                                     $        1,877
---------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS                     FOR THE PERIODS INDICATED

                                                                             YEAR ENDED        YEAR ENDED
                                                                               12/31/03          12/31/02
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                                    $     (225,088)   $       20,168
Net realized gain (loss) on investments                                       1,947,896       (11,305,024)
Change in net unrealized appreciation/depreciation of investments            11,768,664            53,506
---------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets from operations                        13,491,472       (11,231,350)
---------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                --           (89,587)
---------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                                  22,024,444        27,576,129
Dividends reinvested                                                                 --            89,587
Cost of shares redeemed                                                     (21,012,337)      (21,861,878)
---------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions                           1,012,107         5,803,838
---------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                                  14,503,579        (5,517,099)
---------------------------------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                                          37,711,491        43,228,590
---------------------------------------------------------------------------------------------------------
End of period                                                            $   52,215,070    $   37,711,491
---------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS:
Issued                                                                        1,794,368         2,340,412
Reinvested                                                                           --             6,468
Redeemed                                                                     (1,727,741)       (1,969,984)
---------------------------------------------------------------------------------------------------------
    Change in Shares                                                             66,627           376,896
---------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL COMPANY PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

JPMorgan Small Company Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as amended, as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities (other than convertible bonds) with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its Portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio's advisor, J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indices, securities, and exchange rates in other markets, in determining fair value as of the time a Portfolio calculates its net asset value.

B. RESTRICTED AND ILLIQUID SECURITIES -- The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

E. FEDERAL INCOME TAXES -- It is the Porfolio's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

F. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal income tax-basis treatment.

The following amounts were reclassified within the capital accounts:

                                   ACCUMULATED        ACCUMULATED
                                 UNDISTRIBUTED       NET REALIZED
            PAID-IN          (OVERDISTRIBUTED)        GAIN (LOSS)
            CAPITAL      NET INVESTMENT INCOME     ON INVESTMENTS
        $ (227,844)                  $ 225,088            $ 2,756

The reclassifications for the Portfolio primarily relate to the character for tax purposes of distributions from investments in REITS and current year non-deductible net operating losses.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. ("JPMIM" or "Advisor") acts as the investment advisor to the Portfolio.

Prior to October 1, 2003, JPMIM was a wholly owned subsidiary of J.P. Morgan Chase & Co. On October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings Inc, which is a wholly owned subsidiary of J.P. Morgan Chase & Co. The investment advisory services and personnel providing investment advice have not changed as a result of the ownership change. The ownership change did not constitute an assignment under the 1940 Act or the Investment Advisers Act of 1940. The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.60% of the Portfolio's average daily net assets.

                                                  ANNUAL REPORT DECEMBER 31 2003

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to waive and/or reimburse its advisory fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory and administration fees related to the Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administrative Services Agreement, the Portfolio has agreed to pay the Administrator a fee of 0.55% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian, professional and transfer agent fees, printing and postage, and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administrator's fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.55%.

BISYS Fund Services, L.P. ("BISYS") serves as the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

C. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio accounting and custody services for the Portfolio. Compensation for such services is presented in the Statement of Operations as Custodian Fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations. Compensation for such services is paid by the Administrator pursuant to the Administrative Services Agreement.

D. OTHER -- Certain officers of the Trust are officers of J.P.Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the advisor.

The Portfolio may use related party brokers. For the year ended December 31, 2003, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each Portfolio to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. INVESTMENT TRANSACTIONS

For the year ended December 31, 2003, purchases and sales of investments (excluding short-term investments) were as follows:

           PURCHASES              SALES      PURCHASES          SALES
     (EXCLUDING U.S.    (EXCLUDING U.S.        OF U.S.        OF U.S.
         GOVERNMENT)        GOVERNMENT)     GOVERNMENT     GOVERNMENT
        $ 25,445,970       $ 25,095,797           $ --           $ --

5. FEDERAL INCOME TAXES

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2003 were as follows:

                                  GROSS            GROSS      NET UNREALIZED
               AGGREGATE     UNREALIZED       UNREALIZED        APPRECIATION
                    COST   APPRECIATION     DEPRECIATION      (DEPRECIATION)
            $ 40,171,304   $ 12,540,342      $ (325,754)        $ 12,214,588

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002, respectively, were as follows:

                           ORDINARY       LONG-TERM           TOTAL
                             INCOME   CAPITAL GAINS   DISTRIBUTIONS
YEAR ENDED
December 31, 2003         $      --       $      --       $      --
December 31, 2002            89,587                          89,587

At December 31, 2003, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Current distributable ordinary income                      $           --

Plus/Less: cumulative timing differences                               --

Undistributed ordinary income or
(overdistribution of ordinary income)                                  --

Current distributable long-term capital
gain or (tax basis capital loss carryover)                    (12,165,366)

Plus/Less: cumulative timing differences                               --

Undistributed long-term gains/
accumulated capital loss                                      (12,165,366)

Unrealized appreciation (depreciation)                     $   12,214,588

For the Portfolio, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributed to wash sales.

At December 31, 2003, the Portfolio had capital loss carryovers, which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

                          EXPIRATION
          AMOUNT             DATE
       $    460,263        12/31/08
          1,392,455        12/31/09
          8,801,626        12/31/10
          1,511,022        12/31/11
------------------------------------------
       $ 12,165,366

Capital losses incurred after October 31, within the Portfolio's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolio incurred no post-October realized losses.

6. CONCENTRATIONS AND INDEMNIFICATIONS

From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

As of December 31, 2003, there was one unitholder who owned 19% of the Portfolio and one unitholder who owned 16% of the Portfolio.

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

7. SUBSEQUENT EVENT

On January 14, 2004, J.P. Morgan Chase and Co. and Bank One Corp. announced they have entered into an agreement and plan of merger. The merger is subject to the approval of the shareholders of both institutions as well as U.S. federal and state and foreign regulatory authorities. Completion of the transaction is expected to occur in mid-2004.

JPMORGAN SMALL COMPANY PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                           YEAR           YEAR           YEAR           YEAR           YEAR
                                                          ENDED          ENDED          ENDED          ENDED          ENDED
                                                       12/31/03       12/31/02       12/31/01       12/31/00       12/31/99
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                 $    10.34     $    13.22     $    14.38     $    16.73     $    11.86
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                          (0.06)            --+          0.03           0.03             --+
    Net gains or losses on securities
    (both realized and unrealized)                         3.78          (2.86)         (1.18)         (1.93)          5.23
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                       3.72          (2.86)         (1.15)         (1.90)          5.23
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
    Dividends from net investment income                     --           0.02           0.01           0.02           0.01
    Distributions from capital gains                         --             --             --           0.43           0.35
-----------------------------------------------------------------------------------------------------------------------------
    Total distributions                                      --           0.02           0.01           0.45           0.36
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    14.06     $    10.34     $    13.22     $    14.38     $    16.73
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                              35.98%        (21.65%)        (8.03%)       (11.32%)        44.39%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)         $   52,215     $   37,711     $   43,229     $   32,978     $   16,425
RATIOS TO AVERAGE NET ASSETS:
    Net expenses                                           1.15%          1.15%          1.15%          1.15%          1.15%
    Net investment income (loss)                          (0.53%)         0.05%          0.26%          0.30%          0.07%
    Expenses without reimbursements
    and earnings credits                                   1.15%          1.16%          1.15%          1.32%          2.57%
    Net investment income (loss) without
    reimbursements and earnings credits                   (0.53%)         0.04%          0.26%          0.13%         (1.35%)
PORTFOLIO TURNOVER RATE                                      60%           162%            91%           105%           121%
-----------------------------------------------------------------------------------------------------------------------------

+ Amount is less than $0.005.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL COMPANY PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

To the Trustees of J.P. Morgan Series Trust II and Shareholders of JPMorgan Small Company Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Small Company Portfolio (one of the series constituting J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 24, 2004

JPMORGAN SMALL COMPANY PORTFOLIO

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

TRUSTEE AND OFFICER - The following tables contain basic information regarding the Trustees and Officers, respectively that oversee operations of the Trust.

                                                                                   NUMBER OF            OTHER
                             POSITION                       PRINCIPAL              PORTFOLIOS IN        DIRECTORSHIPS
                             HELD WITH     TERM OF OFFICE   OCCUPATIONS            JPMORGAN FUND        HELD OUTSIDE
NAME, CONTACT ADDRESS        JP MORGAN     AND LENGTH OF    DURING PAST            COMPLEX OVERSEEN     JPMORGAN FUND
AND YEAR OF BIRTH            FUND COMPLEX  TIME SERVED      5 YEARS                BY TRUSTEE           COMPLEX
----------------------------------------------------------------------------------------------------------------------------------
Cheryl Ballenger;            Trustee       2 years          Mathematics            7                    None
522 Fifth Avenue,                                           Teacher, Round Lake
New York, NY 10036;                                         High School;
1956                                                        formerly Executive
                                                            Vice President and
                                                            Chief Financial
                                                            Officer, Galileo
                                                            International, Inc.

John R. Rettberg;            Trustee       8 years          Retired; formerly      7                    Director of Enalasys,
522 Fifth Avenue,                                           Corporate Vice                              Corp., Pepperdine
New York, NY 10036;                                         President and                               University, and VLPS
1937                                                        Treasurer, Northrop                         Lighting Services, Inc.
                                                            Grumman
                                                            Corporation

John F. Ruffle;              Trustee       8 years          Retired; formerly      7                    Trustee, the John
522 Fifth Avenue,                                           Director and Vice                           Hopkins University and
New York, NY 10036;                                         Chairman, J.P.                              Director of American
1937                                                        Morgan Chase & Co.                          Shared Hospital
                                                                                                        Services

Kenneth Whipple, Jr.;        Trustee       8 years          Chairman and CEO,      7                    Director of CMS Energy
522 Fifth Avenue,                                           CMS Energy;                                 Corporation, consumers
New York, NY 10036;                                         formerly Executive                          Energy Company and
1934                                                        Vice President, Ford                        AB Volvo
                                                            Motor Company;
                                                            President, Ford
                                                            Financial Services
                                                            Group; Chairman &
                                                            CEO, Ford Motor
                                                            Credit Company

                                                  ANNUAL REPORT DECEMBER 31 2003

                            POSITIONS HELD                TERM OF OFFICE
NAME, CONTACT ADDRESS       WITH EACH                     AND LENGTH OF     PRINCIPAL OCCUPATIONS
AND YEAR OF BIRTH           JPMORGAN TRUST                TIME SERVED       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

George Gatch;               President                     Since 2001        Managing Director, J.P. Morgan Investment Management
522 Fifth Avenue,                                                           Inc. (JPMIM); Head of J.P. Morgan Fleming's U.S. Mutual
New York, NY 10036;                                                         Funds and Financial Intermediaries Business ("FFI"); he
1962                                                                        has held numerous positions throughout the firm in
                                                                            business management, marketing and sales.

Patricia A. Maleski;        Treasurer                     Since 2003        Vice President, JPMIM.; Head of FFI and U.S.
522 Fifth Avenue,                                                           Institutional Funds Administration and Board Liaison.
New York, NY 10036;                                                         Prior to joining J.P. Morgan Chase in 2001, she was the
1960                                                                        Vice President of Finance for the Pierpont Group, Inc.,
                                                                            a service provider to the board of trustees of the
                                                                            heritage JPMorgan Funds.

Sharon J. Weinberg;         Secretary                     Since 2001        Managing Director, JPMIM; since joining J.P. Morgan
522 Fifth Avenue,                                                           Chase in 1996, she has held numerous positions
New York, NY 10036;                                                         throughout the asset management business in mutual
1959                                                                        funds marketing, legal and product development.

Stephen M. Ungerman;        Vice President and Assistant  Since 2001        Vice President, JPMIM; Business Head for Vehicle
522 Fifth Avenue,           Treasurer                                       Services Group within Fund Administration; prior to
New York, NY 10036;                                                         joining J.P. Morgan Chase in 2000, he held a number of
1953                                                                        senior management positions in Prudential Insurance Co.
                                                                            of America's asset management business, including
                                                                            Associate General Counsel, Tax Director and Co-head of
                                                                            Fund Administration Department; Mr. Ungerman was also
                                                                            the Assistant Treasurer of all mutual funds managed by
                                                                            Prudential.

Judy R. Bartlett;           Vice President and Assistant  Since 2001        Vice President and Assistant General Counsel, JPMIM,
522 Fifth Avenue,           Secretary                                       since September 2000; from August 1998 through
New York, NY 10036;                                                         August 2000, she was an attorney at New York Life
1965                                                                        Insurance Company where she served as Assistant
                                                                            Secretary for the Mainstay Funds.

Joseph J. Bertini;          Vice President and Assistant  Since 2001        Vice President and Assistant General Counsel, JPMIM.
522 Fifth Avenue,           Secretary
New York, NY 10036;
1965

Wayne H. Chan;              Vice President and Assistant  Since 2003        Vice President and Assistant General Counsel, JPMIM,
522 Fifth Avenue,           Secretary                                       since September 2002; Mr. Chan was an associate at the
New York, NY 10036;                                                         law firm of Shearman and Sterling LLP from May 2001
1965                                                                        through September 2002; Swidler Berlin Shereff Friedman
                                                                            LLP from June 1999 through May 2001 and Whitman Breed
                                                                            Abbott & Morgan LLP from September 1997 through May
                                                                            1999.

Thomas J. Smith;            Vice President and Assistant  Since 2002        Managing Director, Head of Compliance for J.P. Morgan
522 Fifth Avenue,           Secretary                                       Chase & Co.'s asset management business in the Americas.
New York, NY 10036;
1955

                              POSITIONS HELD              TERM OF OFFICE
NAME, CONTACT ADDRESS         WITH EACH                   AND LENGTH OF     PRINCIPAL OCCUPATIONS
AND YEAR OF BIRTH             JPMORGAN TRUST              TIME SERVED       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)

Paul M. DeRusso;              Assistant Treasurer         Since 2001        Vice President, JPMIM; Manger of the Budgeting and
522 Fifth Avenue,                                                           Expense Group of Funds Administration Group.
New York, NY 10036;
1954

Lai Ming Fung;                Assistant Treasurer         Since 2001        Associate, JPMIM; Budgeting Analyst for the Budgeting
522 Fifth Avenue,                                                           and Expense Group of Funds Administration Group.
New York, NY 10036;
1974

Mary D. Squires;              Assistant Treasurer         Since 2001        Vice President, JPMIM; Ms. Squires has held numerous
522 Fifth Avenue,                                                           financial and operations positions supporting the J.P.
New York, NY 10036;                                                         Morgan Chase organization complex.
1955

Michael Ciotola;              Assistant Treasurer         Since 2003        Director of Financial Services of BISYS Fund Services,
3435 Stelzer Rd.,                                                           Inc. since January 2003; held various positions within
Columbus, OH 43219;                                                         BISYS since 1998.
1968

Arthur A. Jensen;             Assistant Treasurer         Since 2001        Vice President of Financial Services of BISYS Fund
3435 Stelzer Rd.,                                                           Services, Inc. since June 2001; formerly Section Manager
Columbus, OH 43219;                                                         of Northern Trust Company and Accounting Supervisor at
1966                                                                        Allstate Insurance Company.

Martin R. Dean;               Assistant Treasurer         Since 2001        Vice President of Regulatory Services of BISYS Fund
3435 Stelzer Rd.,                                                           Services, Inc.
Columbus, OH 43219;
1963

Alaina Metz;                  Assistant Secretary         Since 2001        Chief Administrative Officer of BISYS Fund Services,
3435 Stelzer Rd.,                                                           Inc.; formerly, Supervisor of the Blue Sky Department
Columbus, OH 43219;                                                         of Alliance Capital Management, L.P.
1967

Ryan M. Louvar;               Assistant Secretary         Since 2003        Counsel of Legal Services, BISYS Fund Services, Inc.
60 State Street, Suite 1300,                                                since 2000; formerly Attorney at Hill, Farrer & Burrill
Boston, MA 02109;                                                           LLP from 1999 to 2000 and Knapp Peterson Clarke, PC
1972                                                                        from 1997 to 1999.

Lisa Hurley;                  Assistant Secretary         Since 2001        Executive Vice President and General Counsel of BISYS
60 State Street, Suite 1300,                                                Fund Services, Inc.
Boston, MA 02109;
1955

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

A list of portfolio holding is available fifteen days after month end upon request. Please contact your JPMorgan Fleming representative or call 1-800-766-7722 to obtain further information.

JPMorgan Funds Fulfillment Center                                   PRSRT STD
    600 North Bedford Street                                      U.S. POSTAGE
    East Bridgewater, MA 02333                                        PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2004 All rights reserved.               AN-SCP-1203

JPMorgan Funds

ANNUAL REPORT DECEMBER 31 2003

[GRAPHIC]

BOND PORTFOLIO

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMORGAN FLEMING ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Fleming Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial advisor to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                               1

JPMorgan Bond Portfolio
Portfolio Commentary                             2

Portfolio of Investments                         4

Financial Statements                            16

Notes to Financial Statements                   19

Financial Highlights                            26

HIGHLIGHTS

- While investors were optimistic, they were also concerned that deflation was on the horizon.

- Evidence mounted during the third quarter that a strong economic recovery was underway.

Investments in a Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.


JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN BOND PORTFOLIO

PRESIDENT'S LETTER FEBRUARY 17, 2004

    "BY THE FOURTH QUARTER, THE ECONOMIC EXPANSION HAD ACCELERATED."

[PHOTO OF GEORGE C.W. GATCH]

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan Bond Portfolio for the year ended December 31, 2003. Inside you'll find in-depth information on our Portfolio along with an update from the portfolio management team.

A DISAPPOINTING START

Bond yields fell in early 2003 but they dropped far less than the economic data might have suggested. Industrial output was down along with auto and retail sales. Unemployment continued to rise. Investors worried about the possibility of a war in Iraq, ongoing terrorism, and SARS. However, when combat operations in Iraq ended more quickly than expected, money flowed back into the bond market and into riskier, higher yielding issues. With interest rates on short-term issues so low, investors appeared willing to adopt more risk for the possibility of an increased return.

By spring, the economy showed improvement. Corporate earnings were better than expected and Congress passed a fiscal stimulus package that included tax cuts. Consumer confidence rose and low mortgage rates encouraged Americans to refinance or buy new homes. But while investors were optimistic, they were also concerned that deflation was on the horizon. The Federal Reserve Board was widely expected to ease interest rates to stave it off. And in fact, the Fed cut the federal funds rate in June by a quarter of a percent to 1%, the lowest level since 1958. Bond yields surged as investors speculated that the easing cycle had ended.

THE STRENGTHENING ECONOMIC EXPANSION

Evidence mounted during the third quarter that a strong economic recovery was underway. Just one example: the growth in the gross domestic product (GDP). Yet despite the good news, businesses continued to lay off workers and delayed adding to inventory. Inflation data was mixed. However, the general impression was of ongoing disinflation; the perceived risk of deflation seemed to have subsided. By the fourth quarter, the economic expansion had accelerated. Where it had once been driven by fiscal and monetary policy, it began to show signs of becoming self-sustaining. The corporate sector, buoyed by robust profits, began to make capital expenditures and hire workers. Continuing to support the economy was the Fed, which stated in December that it would keep its monetary policy on hold until economic conditions warranted a change. In this economic climate, your portfolio managers continue to work hard to maintain good performance.

PORTFOLIO UPDATE

Please note that as of January 1, 2004, JPMorgan Bond Portfolio's benchmark was changed from the Citigroup Broad Investment Grade Bond Index to the Lehman Aggregate Bond Index. The benchmark change will not affect the Portfolio's investment objective.

IMPORTANT MERGER NEWS

As you may know, JPMorgan Chase and Bank One have agreed to combine forces by mid-2004, subject to approval of the Firms' shareholders and certain regulatory agencies. The merger is compelling both strategically and financially. The new JPMorgan Chase will have top-tier positions in both wholesale and retail financial services, an extensive client base and greater scale. And we will have an extraordinarily talented team that shares common values and a strong client orientation.

The portfolio management team and all of us at JPMorgan Fleming Asset Management appreciate your continued investment with us and we anticipate serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-348-4782.

Sincerely,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN BOND PORTFOLIO

AS OF DECEMBER 31, 2003                                              (UNAUDITED)

                                PORTFOLIO FACTS

                                Portfolio Inception                       1/3/95
                                Fiscal Year End                      DECEMBER 31
                                Net Assets as of 12/31/2003          $91,694,844
                                Primary Benchmark                LEHMAN BROTHERS
                                                                  U.S. AGGREGATE
                                                                           INDEX

Q: HOW DID THE PORTFOLIO PERFORM?

A: JPMorgan Bond Portfolio, which seeks to provide high total return by investing primarily in fixed-income securities, returned 3.72% for the year ended December 31, 2003. This compares to the 4.20% return from the Citigroup Broad Investment Grade Bond Index and the 4.10% return from the Lehman Brothers U.S. Aggregate Index, the Portfolio's benchmark. Please note that the Portfolio's benchmark was changed to the Lehman Brothers U.S. Aggregate Index on December 29, 2003, from the Citigroup Broad Investment Grade Bond Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: Our duration positioning was a modest negative for performance. Although our investment-grade corporate holdings benefited from strong investor demand, our low-risk exposure did not benefit fully from the strong performance in the sector. The Fund's overweight to prepayment-sensitive mortgages hampered returns over the summer, but was a positive early in the year and in the fourth quarter. Detracting modestly was our international position and our overweight to commercial mortgage-backed securities. Our modest allocations to high-yield and emerging markets debt performed well throughout the year, as did our underweight to Treasury and agency debt.

Q: HOW WAS THE FUND MANAGED?

A: Early in 2003, the war in Iraq, SARS, and weakness in the labor market and the economy dominated the market's attention. By spring, investor sentiment was buoyed by improving corporate earnings, the passage of a tax package and a brighter economic outlook. However, because of the persistently weak labor market and excess capacity, deflationary worries remained. Interest rates fell to levels not seen in generations, supporting an extraordinary mortgage-refinancing wave and sustaining economic improvement. In June, the Fed cut the federal funds rate to 1%, its lowest level since 1958. Alan Greenspan's optimistic tone, combined with an uptick in economic data, sparked an enormous bond market sell-off in mid-June and July. Rising interest rates shocked the mortgage market in July; it fully recovered by year-end. During the second half of 2003, economic growth strengthened markedly. In fact, third-quarter GDP (gross domestic product) growth was 8.2%. Strong profits supported the corporate sector's increase in capital spending and hiring. Yet, with ongoing excess capacity and comparatively high unemployment, consumer price inflation decelerated. The Fed indicated in December that it would keep its monetary policy on hold until economic conditions warrant a change. Treasury yields ended 2003 modestly higher. Credit spreads narrowed throughout the year in response to the improving economy.

   We generally maintained a long duration position, focusing on the shortest part of the yield curve, to benefit from accommodative Fed policy. For much of the period, we overweighted prepayment-sensitive mortgages because of compelling yields, while actively managing coupon selection and focusing on current coupon mortgages (i.e., 5.5%). We concentrated on bottom-up security selection in investment-grade corporate bonds, maintaining a modest overweight. As economic conditions improved, we favored lower quality, BBB-rated corporate credits. We overweighted asset-backed and commercial mortgage-backed securities as spreads grew tighter for higher quality securities. Early in 2003, we held a hedged non-dollar international position to benefit from our expectation that European growth would lag the U.S. As investors sought greater returns in high-yield and emerging markets debt, we maintained modest positions in these markets.

                                                  ANNUAL REPORT DECEMBER 31 2003

                                                                     (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                                                           SINCE
                                                                       INCEPTION
                                   1 YEAR      3 YEARS     5 YEARS      (1/3/95)
--------------------------------------------------------------------------------
BOND PORTFOLIO                     3.72%         6.46%       5.71%         7.14%

[CHART]

LIFE OF PORTFOLIO PERFORMANCE (1/3/95 TO 12/31/03)

                                                                                                      LIPPER
                   JPMORGAN BOND     LEHMAN BROTHERS U.S.       CITIGROUP BROAD             VARIABLE ANNUITY CORPORATE
                     PORTFOLIO         AGGREGATE INDEX       INVESTMENT GRADE BOND INDEX    DEBT FUNDS A-RATED AVERAGE
   Jan 3, 95       $   10000.00         $   10000.00                $   10000.00                   $   10000.00
  Jan 31, 95       $   10150.00         $   10000.00                $   10000.00                   $   10000.00
  Feb 28, 95       $   10319.51         $   10238.00                $   10234.00                   $   10222.00
  Mar 31, 95       $   10359.75         $   10300.45                $   10293.36                   $   10289.47
  Apr 30, 95       $   10489.25         $   10444.66                $   10434.38                   $   10430.43
  May 31, 95       $   10908.82         $   10848.87                $   10848.62                   $   10871.64
  Jun 30, 95       $   10998.27         $   10928.06                $   10924.56                   $   10954.26
  Jul 31, 95       $   10948.78         $   10904.02                $   10902.71                   $   10909.35
  Aug 31, 95       $   11088.92         $   11035.96                $   11028.09                   $   11055.54
  Sep 30, 95       $   11188.72         $   11143.01                $   11131.76                   $   11176.04
  Oct 31, 95       $   11358.79         $   11287.87                $   11280.92                   $   11344.80
  Nov 30, 95       $   11518.95         $   11457.19                $   11456.91                   $   11526.32
  Dec 31, 95       $   11688.28         $   11617.59                $   11615.01                   $   11706.13
  Jan 31, 96       $   11763.08         $   11694.26                $   11693.99                   $   11767.00
  Feb 29, 96       $   11494.89         $   11490.78                $   11495.19                   $   11517.54
  Mar 31, 96       $   11381.09         $   11410.35                $   11412.43                   $   11428.85
  Apr 30, 96       $   11305.97         $   11346.45                $   11327.98                   $   11346.56
  May 31, 96       $   11252.83         $   11323.76                $   11321.18                   $   11322.74
  Jun 30, 96       $   11402.50         $   11475.49                $   11467.22                   $   11463.14
  Jul 31, 96       $   11424.16         $   11506.48                $   11498.19                   $   11489.50
  Aug 31, 96       $   11392.17         $   11486.92                $   11482.09                   $   11467.67
  Sep 30, 96       $   11574.45         $   11686.79                $   11681.88                   $   11669.51
  Oct 31, 96       $   11820.98         $   11946.24                $   11944.72                   $   11932.07
  Nov 30, 96       $   12024.30         $   12150.52                $   12141.81                   $   12152.81
  Dec 31, 96       $   11928.11         $   12037.52                $   12034.96                   $   12037.36
  Jan 31, 97       $   11938.84         $   12074.83                $   12081.89                   $   12066.25
  Feb 28, 97       $   12005.70         $   12105.02                $   12095.18                   $   12103.66
  Mar 31, 97       $   11865.24         $   11970.65                $   11973.02                   $   11962.04
  Apr 30, 97       $   12011.18         $   12150.21                $   12144.24                   $   12124.73
  May 31, 97       $   12134.89         $   12265.64                $   12258.39                   $   12235.06
  Jun 30, 97       $   12258.67         $   12411.60                $   12404.27                   $   12390.45
  Jul 31, 97       $   12619.07         $   12746.72                $   12740.42                   $   12751.01
  Aug 31, 97       $   12506.76         $   12638.37                $   12630.86                   $   12612.02
  Sep 30, 97       $   12686.86         $   12825.42                $   12816.53                   $   12815.08
  Oct 31, 97       $   12844.18         $   13011.39                $   13001.09                   $   12976.55
  Nov 30, 97       $   12912.25         $   13071.24                $   13062.19                   $   13028.45
  Dec 31, 97       $   13046.54         $   13203.26                $   13195.43                   $   13163.95
  Jan 31, 98       $   13208.32         $   13372.26                $   13365.65                   $   13327.18
  Feb 28, 98       $   13196.43         $   13361.56                $   13356.29                   $   13317.85
  Mar 31, 98       $   13254.49         $   13406.99                $   13408.38                   $   13364.47
  Apr 30, 98       $   13319.44         $   13476.71                $   13478.11                   $   13428.61
  May 31, 98       $   13447.31         $   13604.74                $   13607.50                   $   13569.62
  Jun 30, 98       $   13552.20         $   13720.38                $   13719.08                   $   13683.60
  Jul 31, 98       $   13564.39         $   13749.19                $   13747.89                   $   13700.02
  Aug 31, 98       $   13773.29         $   13973.30                $   13958.23                   $   13846.61
  Sep 30, 98       $   14063.90         $   14300.28                $   14287.64                   $   14149.85
  Oct 31, 98       $   13959.83         $   14224.48                $   14223.35                   $   14029.58
  Nov 30, 98       $   14040.80         $   14305.56                $   14301.58                   $   14147.43
  Dec 31, 98       $   14092.75         $   14348.48                $   14345.91                   $   14211.09
  Jan 31, 99       $   14164.62         $   14450.35                $   14452.07                   $   14317.67
  Feb 28, 99       $   13922.40         $   14197.47                $   14199.16                   $   14028.46
  Mar 31, 99       $   14043.53         $   14275.56                $   14280.10                   $   14123.85
  Apr 30, 99       $   14089.87         $   14321.24                $   14327.22                   $   14169.05
  May 31, 99       $   13906.71         $   14195.21                $   14195.41                   $   14007.52
  Jun 30, 99       $   13821.87         $   14149.79                $   14147.15                   $   13940.28
  Jul 31, 99       $   13773.50         $   14090.36                $   14090.56                   $   13884.52
  Aug 31, 99       $   13748.71         $   14083.32                $   14080.69                   $   13853.97
  Sep 30, 99       $   13883.44         $   14246.68                $   14249.66                   $   14003.60
  Oct 31, 99       $   13944.53         $   14299.39                $   14292.41                   $   14028.80
  Nov 30, 99       $   13969.63         $   14297.96                $   14290.98                   $   14041.43
  Dec 31, 99       $   13947.28         $   14229.33                $   14225.24                   $   13978.24
Jan 31, 2000       $   13873.36         $   14182.38                $   14185.41                   $   13932.12
Feb 29, 2000       $   14021.80         $   14353.98                $   14351.38                   $   14085.37
Mar 31, 2000       $   14195.67         $   14543.46                $   14537.95                   $   14258.62
Apr 30, 2000       $   14116.18         $   14501.28                $   14494.34                   $   14165.94
May 31, 2000       $   14078.06         $   14494.03                $   14481.29                   $   14119.19
Jun 30, 2000       $   14355.40         $   14795.51                $   14783.95                   $   14418.52
Jul 31, 2000       $   14431.49         $   14930.15                $   14918.48                   $   14543.96
Aug 31, 2000       $   14658.06         $   15146.63                $   15131.82                   $   14743.21
Sep 30, 2000       $   14746.01         $   15242.06                $   15234.72                   $   14833.14
Oct 31, 2000       $   14809.42         $   15342.65                $   15332.22                   $   14879.13
Nov 30, 2000       $   15062.66         $   15594.27                $   15580.60                   $   15103.80
Dec 31, 2000       $   15416.63         $   15884.33                $   15875.07                   $   15405.88
Jan 31, 2001       $   15708.00         $   16143.24                $   16137.01                   $   15677.02
Feb 28, 2001       $   15788.11         $   16283.69                $   16280.63                   $   15811.84
Mar 31, 2001       $   15827.58         $   16365.11                $   16365.29                   $   15887.74
Apr 30, 2001       $   15696.22         $   16296.37                $   16288.37                   $   15809.89
May 31, 2001       $   15790.39         $   16394.15                $   16395.88                   $   15912.65
Jun 30, 2001       $   15831.45         $   16456.45                $   16449.98                   $   15957.21
Jul 31, 2001       $   16140.16         $   16825.07                $   16829.98                   $   16314.65
Aug 31, 2001       $   16327.39         $   17018.56                $   17015.11                   $   16477.80
Sep 30, 2001       $   16407.39         $   17215.98                $   17224.39                   $   16579.96
Oct 31, 2001       $   16743.74         $   17575.79                $   17572.33                   $   16894.98
Nov 30, 2001       $   16583.00         $   17333.24                $   17329.83                   $   16693.93
Dec 31, 2001       $   16485.16         $   17222.31                $   17227.58                   $   16583.75
Jan 31, 2002       $   16613.75         $   17361.81                $   17363.68                   $   16696.52
Feb 28, 2002       $   16741.67         $   17530.22                $   17530.37                   $   16828.42
Mar 31, 2002       $   16529.05         $   17239.22                $   17241.12                   $   16565.90
Apr 30, 2002       $   16808.40         $   17573.66                $   17568.70                   $   16832.61
May 31, 2002       $   16922.69         $   17723.04                $   17718.04                   $   16963.90
Jun 30, 2002       $   16909.15         $   17877.23                $   17849.15                   $   17041.94
Jul 31, 2002       $   17024.14         $   18093.54                $   18061.55                   $   17176.57
Aug 31, 2002       $   17381.64         $   18399.32                $   18377.63                   $   17463.42
Sep 30, 2002       $   17624.99         $   18697.39                $   18669.83                   $   17716.64
Oct 31, 2002       $   17582.69         $   18611.38                $   18585.82                   $   17592.62
Nov 30, 2002       $   17610.82         $   18605.80                $   18582.10                   $   17647.16
Dec 31, 2002       $   17940.14         $   18990.94                $   18968.61                   $   17994.81
Jan 31, 2003       $   17983.20         $   19008.03                $   18983.79                   $   18023.60
Feb 28, 2003       $   18211.58         $   19270.34                $   19253.36                   $   18266.92
Mar 31, 2003       $   18197.01         $   19254.93                $   19236.03                   $   18239.52
Apr 30, 2003       $   18395.36         $   19414.74                $   19405.30                   $   18436.50
May 31, 2003       $   18711.76         $   19775.86                $   19764.30                   $   18783.11
Jun 30, 2003       $   18666.85         $   19736.31                $   19728.73                   $   18760.57
Jul 31, 2003       $   17776.44         $   19073.17                $   19061.90                   $   18135.84
Aug 31, 2003       $   17987.98         $   19199.05                $   19193.42                   $   18259.17
Sep 30, 2003       $   18515.03         $   19707.82                $   19696.29                   $   18748.51
Oct 31, 2003       $   18318.77         $   19524.54                $   19515.09                   $   18596.65
Nov 30, 2003       $   18379.23         $   19571.40                $   19571.68                   $   18659.88
Dec 31, 2003       $   18604.00         $   19771.00                $   19767.00                   $   18841.00

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Bond Portfolio, Lehman Brothers U.S. Aggregate Index, Citigroup Broad Investment Grade Bond Index, and Lipper Variable Annuity Corporate Debt Funds A-Rated Average from January 3, 1995 to December 31, 2003. The performance of the portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Brothers U.S. Aggregate Index is composed of the Lehman Gov't/Credit Index and the Mortgage-Backed Securities Index and includes U.S. treasury issues, agency issues, corporate bond issues and mortgage-backed issues. The Citigroup Broad Investment Grade Bond Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment grade bonds. The Lipper Variable Annuity Corporate Debt Funds A-Rated Average describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Certain fees and expenses of the Portfolio are currently being waived and/or reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

JPMORGAN BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2003

SHARES        ISSUER                                                       VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 93.1%

              PREFERRED STOCKS -- 0.0%^

              FINANCIAL SERVICES -- 0.0%^

         100  Home Ownership Funding Corp.,
              13.33%, 12/30/06, SDR, #, (i)                      $        50,484
              ------------------------------------------------------------------
              Total Preferred Stocks                                      50,484
              (Cost $100,104)
              ------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
--------------------------------------------------------------------------------
              U.S. TREASURY SECURITIES -- 19.9%
              U.S. Treasury Notes & Bonds,
$  6,165,000  2.63%, 11/15/06 +                                        6,219,426
   1,585,000  3.38%, 11/15/08 +                                        1,597,569
     220,000  5.75%, 08/15/10 +                                          246,675
      40,000  4.25%, 11/15/13                                             39,956
   1,375,000  7.25%, 05/15/16 +                                        1,715,259
   2,430,000  7.88%, 02/15/21 +                                        3,233,134
   4,635,000  7.25%, 08/15/22 +                                        5,849,694
     150,000  6.75%, 08/15/26 @+                                         181,535
   1,280,000  5.38%, 02/15/31 +                                        1,334,851
              ------------------------------------------------------------------
              Total U.S. Treasury Securities                          20,418,099
              (Cost $20,456,391)
              ------------------------------------------------------------------

              U.S. GOVERNMENT AGENCY SECURITIES -- 1.9%
     300,000  Federal Home Loan Mortgage Corp.,
              6.25%, 07/15/32                                            326,254
              Federal National Mortgage Association,
       1,000  7.00%, 07/15/05                                              1,080
     280,000  6.40%, 05/14/09                                            284,913
     540,000  6.13%, 03/15/12                                            601,439
     615,000  7.13%, 01/15/30                                            740,770
              ------------------------------------------------------------------
              Total U.S. Government Agency Securities                  1,954,456
              (Cost $1,875,387)
              ------------------------------------------------------------------

              FOREIGN GOVERNMENT SECURITIES -- 1.8%
              Federal Republic of Brazil (Brazil),
     160,000  10.00%, 08/07/11 +                                         176,800
     172,397  8.00%, 04/15/14                                            169,596
      70,000  12.75%, 01/15/20                                            88,900
      95,576  Republic of Colombia (Colombia),
              9.75%, 04/09/11                                            107,523

PRINCIPAL
AMOUNT
(USD)         ISSUER                                                       VALUE
--------------------------------------------------------------------------------
              Russian Federation (Russia),
$    220,000  8.75%, 07/24/05                                    $       237,050
     400,000  5.00%, 03/31/30, SUB                                       384,999
              United Mexican States (Mexico),
     100,000  8.38%, 01/14/11                                            118,750
      80,000  7.50%, 01/14/12                                             90,240
      85,000  6.38%, 01/16/13, MTN                                        88,188
     100,000  5.88%, 01/15/14                                             98,750
      65,000  11.38%, 09/15/16                                            92,138
      50,000  8.13%, 12/30/19                                             55,875
      50,000  8.13%, 12/30/19                                             55,875
      80,000  8.30%, 08/15/31, MTN                                        89,800
              ------------------------------------------------------------------
              Total Foreign Government Securities                      1,854,484
              (Cost $1,753,552)
              ------------------------------------------------------------------

              STATE AND MUNICIPAL OBLIGATIONS -- 0.2%
     270,000  Illinois State, Taxable Pension, GO,
              5.10%, 06/01/33                                            248,257
              ------------------------------------------------------------------
              Total State and Municipal
              Obligations (Cost $270,000)                                248,257
              ------------------------------------------------------------------

              CORPORATE NOTES & BONDS -- 30.7%
              AEROSPACE -- 0.3%
     200,000  General Dynamics Corp.,
              2.13%, 05/15/06                                            198,840
      65,000  The Boeing Co., 6.13%, 02/15/33 +                           65,215
              ------------------------------------------------------------------
                                                                         264,055
              ------------------------------------------------------------------

              AGRICULTURAL PRODUCTION/SERVICES -- 0.1%
     100,000  Altria Group, Inc., 7.00%, 11/04/13 +                      106,680

              AUTOMOTIVE -- 3.2%
              DaimlerChrysler N.A. Holding Corp.,
     145,000  4.05%, 06/04/08                                            144,013
     100,000  7.75%, 01/18/11                                            114,356
     195,000  6.50%, 11/15/13                                            205,415
     190,000  Delphi Corp., 6.50%, 08/15/13                              199,530
              Ford Motor Credit Co.,
      60,000  6.50%, 01/25/07                                             63,913
     680,000  7.88%, 06/15/10                                            759,808
     355,000  7.00%, 10/01/13                                            374,411

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)         ISSUER                                                       VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              AUTOMOTIVE -- CONTINUED
$    190,000  General Motors Acceptance Corp.,
              6.88%, 09/15/11                                    $       204,654
              General Motors Corp.,
     325,000  7.20%, 01/15/11                                            357,333
     110,000  8.25%, 07/15/23                                            124,895
     295,000  8.38%, 07/15/33                                            342,440
     245,000  Hyundai Motor Manufacturing
              Alabama LLC, 5.30%, 12/19/08, #                            245,733
      90,000  Lear Corp., 8.11%, 05/15/09, Ser. B105,863
      50,000  TRW Automotive, Inc., 9.38%,
              02/15/13                                                    57,125
              ------------------------------------------------------------------
                                                                       3,299,489
              ------------------------------------------------------------------

              BANKING -- 5.9%
      45,000  Abbey National Capital Trust I,
              8.96%, 12/31/49, FRN +                                      59,801
     250,000  ABN-Amro North American Holding
              Preferred Capital Repackage Trust I,
              6.52%, 12/29/49, FRN, #+                                   270,395
     475,000  ANZ Capital Trust I, 5.36%,
              12/15/53, #+                                               474,150
     290,000  Bank of America Corp., 3.25%,
              08/15/08 +                                                 286,477
     140,000  Bank One Corp., 7.88%, 08/01/10 +                          168,170
     220,000  BNP Paribas Capital Trust, 9.00%,
              12/31/49, FRN, #+                                          275,371
     130,000  Branch Banking & Trust Co. Wilson
              North Carolina, 5.20%, 12/23/15 +                          128,871
     135,000  Cadets Trust, 4.80%, 07/15/13,
              Ser. 2003-1, #+                                            128,902
     540,000  HBOS PLC (United Kingdom),
              5.38%, 12/31/99, FRN, #                                    541,512
     265,000  KBC Bank Fund Trust III, 9.86%,
              11/29/49, FRN, #                                           335,871
     245,000  KFW International Finance, Inc.,
              4.75%, 01/24/07                                            262,822
     250,000  Nordbanken AB (Sweden), 8.95%,
              12/31/49, FRN, #                                           306,495
     135,000  Popular North America, Inc., 4.25%,
              04/01/08                                                   137,441
     395,000  Rabobank Capital Funding II,
              5.26%, 12/31/49, #                                         395,547
              RBS Capital Trust I,
$    340,000  4.71%, 12/29/49, FRN                               $       324,217
      45,000  6.43%, 12/29/49, FRN                                        45,480
              Royal Bank of Scotland Group PLC
              (United Kingdom),
      25,000  7.65%, 08/31/49, FRN                                        29,830
     385,000  7.82%, 12/31/49, Ser. 3                                    423,140
     160,000  Standard Chartered Bank
              (United Kingdom), 8.00%,
              05/30/31, #                                                193,342
     290,000  Suntrust Bank, 2.50%, 11/01/06                             290,587
     105,000  Swedbank (Sweden), 9.00%,
              12/29/49, FRN, #                                           129,275
     260,000  Washington Mutual, Inc., 4.00%,
              01/15/09                                                   260,451
              Wells Fargo & Co.,
      20,000  5.13%, 09/01/12                                             20,435
      75,000  5.00%, 11/15/14                                             74,677
     325,000  Westpac Capital Trust III, 5.82%,
              12/31/49, FRN, #                                           335,423
     145,000  Zions Bancorp., 6.00%, 09/15/15                            152,033
              ------------------------------------------------------------------
                                                                       6,050,715
              ------------------------------------------------------------------

              BROADCASTING/CABLE -- 0.2%
      35,000  British Sky Broadcasting PLC
              (United Kingdom) (Yankee),
              8.20%, 07/15/09 +                                           41,668
     110,000  COX Communications, Inc.,
              7.75%, 11/01/10                                            131,038
      40,000  Mediacom LLC/Mediacom Capital Corp.,
              9.50%, 01/15/13                                             42,400
              ------------------------------------------------------------------
                                                                         215,106
              ------------------------------------------------------------------

              CHEMICALS -- 0.5%
      40,000  Huntsman International, LLC,
              9.88%, 03/01/09                                             43,800
     190,000  ICI Wilmington, Inc., 5.63%, 12/01/13                      190,915
      65,000  Lyondell Chemical Co., 10.88%,
              05/01/09                                                    66,625
      65,000  PolyOne Corp., 10.63%, 05/15/10                             65,000

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)         ISSUER                                                       VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              CHEMICALS -- CONTINUED
              The Dow Chemical Co.,
$    135,000  6.00%, 10/01/12                                    $       142,106
      40,000  7.38%, 11/01/29                                             44,726
              ------------------------------------------------------------------
                                                                         553,172
              ------------------------------------------------------------------

              COMPUTER SOFTWARE -- 0.1%
      50,000  Unisys Corp., 6.88%, 03/15/10                               54,125

              COMPUTERS/COMPUTER HARDWARE -- 0.1%
     115,000  Electronic Data Systems Corp.,
              6.00%, 08/01/13, Ser. B                                    113,003

              CONSTRUCTION -- 0.1%
      35,000  D.R. Horton, Inc., 8.50%, 04/15/12                          39,550
      20,000  Pulte Homes, Inc., 6.38%, 05/15/33                          19,468
      55,000  Standard-Pacific Corp., 6.88%,
              05/15/11                                                    56,925
              ------------------------------------------------------------------
                                                                         115,943
              ------------------------------------------------------------------

              CONSUMER SERVICES -- 0.0%^
      40,000  Iron Mountain, Inc., 6.63%, 01/01/16                        38,900

              DIVERSIFIED -- 0.8%
     300,000  General Electric Capital Corp.,
              6.75%, 03/15/32, Ser. A, MTN                               332,136
     190,000  Hutchison Whampoa International
              LTD (Hong Kong), 6.25%, 01/24/14, #                        192,923
     245,000  Tyco International Group SA
              (Luxembourg), 6.00%, 11/15/13, #                           252,350
              ------------------------------------------------------------------
                                                                         777,409
              ------------------------------------------------------------------

              FINANCIAL SERVICES -- 7.1%
              American General Finance Corp.,
     340,000  3.00%, 11/15/06, Ser. H, MTN +                             342,176
     170,000  4.50%, 11/15/07, Ser. H, MTN +                             177,365
      50,000  Arch Western Finance LLC,
              6.75%, 07/01/13, #+                                         51,375
     155,000  Capital One Bank, 4.88%, 05/15/08 +                        159,519
     350,000  CIT Group, Inc., 1.39%,
              06/19/06, MTN, FRN +                                       349,785
     380,000  Citigroup, Inc., 7.25%, 10/01/10 +                         442,912
              Goldman Sachs Group, Inc.,
$    350,000  1.30%, 07/28/06, Ser. B, MTN, FRN                  $       349,936
      50,000  6.60%, 01/15/12                                             55,877
      30,000  5.70%, 09/01/12                                             31,529
     260,000  4.75%, 07/15/13                                            253,388
     100,000  6.13%, 02/15/33                                            100,704
     500,000  Goldman Sachs Mortgage
              Securities II, 1.30%, 11/15/15, FRN                        500,000
              Household Finance Corp.,
       5,000  6.50%, 11/15/08                                              5,574
     465,000  4.13%, 12/15/08                                            469,066
      75,000  6.38%, 11/27/12                                             82,279
              HSBC Capital Funding LP
              (Channel Islands),
     220,000  4.61%, 12/31/49, FRN, #                                    206,807
     100,000  9.55%, 12/31/49, FRN, #                                    127,081
     125,000  ING Capital Funding Trust III,
              8.44%, 12/31/49, FRN                                       151,314
     230,000  Mantis Reef LTD (Australia),
              4.69%, 11/14/08, #                                         231,147
              Merrill Lynch & Co., Inc.,
     350,000  1.32%, 12/22/06, Ser. C, MTN, FRN                          349,726
     170,000  4.00%, 11/15/07, Ser. B, MTN                               174,122
     345,000  Pricoa Global Funding I, 3.90%,
              12/15/08, #                                                345,180
   1,330,000  Special Purpose Accounts Receivable
              Cooperative Corp. Trust, 1.49%,
              05/23/05, Ser. 2003-6, FRN, #                            1,330,001
     872,143  TRAINS, 8.68%,
              05/15/13, Ser. 2003-1, FRN, #                              964,808
      85,000  UFJ Finance AEC (Aruba),
              6.75%, 07/15/13                                             90,652
              ------------------------------------------------------------------
                                                                       7,342,323
              ------------------------------------------------------------------

              FOOD/BEVERAGE PRODUCTS -- 0.1%
      70,000  SABMiller PLC (United Kingdom),
              6.63%, 08/15/33, #                                          74,005

              HEALTH CARE/HEALTH CARE SERVICES -- 0.6%
      50,000  Fresenius Medical Care Capital Trust II,
              7.88%, 02/01/08                                             53,625
     260,000  HCA, Inc., 5.25%, 11/06/08                                 264,976

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)         ISSUER                                                       VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              HEALTH CARE/HEALTH CARE SERVICES -- CONTINUED
$     20,000  Medex, Inc., 8.88%, 05/15/13, #                    $        21,500
      60,000  Tenet Healthcare Corp., 5.00%,
              07/01/07                                                    58,050
     190,000  UnitedHealth Group, Inc.,
              3.30%, 01/30/08                                            189,126
              ------------------------------------------------------------------
                                                                         587,277
              ------------------------------------------------------------------

              HOTELS/OTHER LODGING -- 0.1%
      85,000  Harrah's Operating Co., Inc.,
              5.38%, 12/15/13, #                                          84,383

              INSURANCE -- 0.8%
     270,000  AXA (France), 8.60%, 12/15/30 +                            340,334
     180,000  Commerce Group, Inc., 5.95%,
              12/09/13                                                   182,548
              Nationwide Financial Services, Inc.,
      40,000  6.25%, 11/15/11                                             42,746
      35,000  5.90%, 07/01/12                                             36,529
      90,000  Prudential Holdings LLC,
              8.70%, 12/18/23, #                                         114,812
     105,000  QBE Insurance Group LTD (Australia),
              5.65%, 07/01/23, FRN, #                                    100,064
              ------------------------------------------------------------------
                                                                         817,033
              ------------------------------------------------------------------

              MANUFACTURING -- 0.1%
      70,000  Bombardier, Inc. (Canada),
              6.75%, 05/01/12, #+                                         76,475

              METALS/MINING -- 0.0%^
      40,000  Peabody Energy Corp., 6.88%,
              03/15/13, Ser. B                                            42,200

              MULTI-MEDIA -- 0.6%
              AOL Time Warner, Inc.,
     255,000  7.63%, 04/15/31 +                                          294,210
      60,000  7.70%, 05/01/32 +                                           70,026
      45,000  Comcast Corp., 7.05%, 03/15/33                              48,952
      40,000  Echostar DBS Corp., 6.38%,
              10/01/11, #                                                 41,000
      55,000  Liberty Media Corp., 5.70%,
              05/15/13                                                    55,620
$     60,000  Medianews Group, Inc.,
              6.88%, 10/01/13, #                                 $        61,050
              News America, Inc.,
      45,000  7.13%, 04/08/28                                             49,280
      25,000  7.28%, 06/30/28                                             27,869
              ------------------------------------------------------------------
                                                                         648,007
              ------------------------------------------------------------------

              OFFICE/BUSINESS EQUIPMENT-- 0.0%^
              Xerox Corp.,
      25,000  7.13%, 06/15/10                                             26,750
      20,000  7.63%, 06/15/13                                             21,600
              ------------------------------------------------------------------
                                                                          48,350
              ------------------------------------------------------------------

              OIL & GAS -- 1.5%
      35,000  Alberta Energy Co., LTD (Canada)
              (Yankee), 7.38%, 11/01/31 +                                 41,522
              Amerada Hess Corp.,
      95,000  6.65%, 08/15/11 +                                          102,956
      35,000  7.30%, 08/15/31 +                                           36,141
      85,000  Anadarko Finance Co.,
              6.75%, 05/01/11, Ser. B +                                   96,359
     100,000  Anadarko Petroleum Corp.,
              6.13%, 03/15/12 +                                          108,246
     215,000  BP Capital Markets PLC
              (United Kingdom), 2.75%, 12/29/06 +                        215,335
      50,000  Canadian Natural Resources LTD
              (Canada) (Yankee), 7.20%, 01/15/32 +                        57,850
      35,000  Chesapeake Energy Corp.,
              8.13%, 04/01/11 +                                           38,850
     110,000  Conoco Funding Co. (Canada),
              7.25%, 10/15/31                                            129,810
      60,000  ConocoPhillips, 5.90%, 10/15/32                             60,159
      45,000  Devon Financing Corp. ULC, 7.88%,
              09/30/31                                                    53,757
     215,000  Enterprise Products Partners LP,
              7.50%, 02/01/11                                            240,265
     135,000  Occidental Petroleum Corp.,
              7.65%, 02/15/06                                            147,934
      75,000  Transocean, Inc., 6.63%, 04/15/11                           83,718
      35,000  Valero Energy Corp., 6.88%, 04/15/12                        38,731

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)         ISSUER                                                       VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              OIL & GAS -- CONTINUED
$    130,000  Weatherford International LTD
              (Bermuda), 4.95%, 10/15/13                         $       127,913
              ------------------------------------------------------------------
                                                                       1,579,546
              ------------------------------------------------------------------

              PACKAGING -- 0.2%
      45,000  Crown European Holdings SA
              (France), 9.50%, 03/01/11                                   50,963
              Owens-Brockway Glass Container, Inc.,
      85,000  8.88%, 02/15/09                                             93,180
      30,000  7.75%, 05/15/11                                             32,213
              ------------------------------------------------------------------
                                                                         176,356
              ------------------------------------------------------------------

              PAPER/FOREST PRODUCTS -- 0.5%
     105,000  Abitibi-Consolidated, Inc. (Canada)
              (Yankee), 6.00%, 06/20/13 +                                100,737
     205,000  Domtar, Inc. (Canada) (Yankee),
              5.38%, 12/01/13                                            202,852
      10,000  Georgia-Pacific Corp., 7.38%,
              07/15/08                                                    10,750
      70,000  International Paper Co., 5.85%,
              10/30/12                                                    72,928
      90,000  Tembec Industries, Inc. (Canada),
              8.50%, 02/01/11                                             93,150
      15,000  Westvaco Corp., 8.20%, 01/15/30                             17,586
              ------------------------------------------------------------------
                                                                         498,003
              ------------------------------------------------------------------

              PHARMACEUTICALS -- 0.4%
     120,000  Schering-Plough Corp.,
              5.30%, 12/01/13                                            122,094
              Wyeth,
     155,000  5.50%, 02/01/14                                            156,770
      95,000  6.45%, 02/01/24                                             97,356
              ------------------------------------------------------------------
                                                                         376,220
              ------------------------------------------------------------------

              PIPELINES -- 0.4%
      75,000  Duke Capital Corp., 6.25%, 02/15/13                         79,112
      30,000  Kinder Morgan Energy Partners LP,
              7.40%, 03/15/31                                             34,264
     190,000  Plains All American Pipeline LP/PAA
              Finance Corp., 5.63%, 12/15/13, #                          191,663
      40,000  TransCanada Pipelines LTD (Canada)
              (Yankee), 8.63%, 05/15/12                                   50,146
$     20,000  Transcontinental Gas Pipeline,
              8.88%, 07/15/12, Ser. B                            $        23,650
      20,000  Williams Companies, Inc.,
              8.13%, 03/15/12                                             22,200
              ------------------------------------------------------------------
                                                                         401,035
              ------------------------------------------------------------------

              PRINTING & PUBLISHING -- 0.3%
     190,000  Quebecor World, Inc. (Canada),
              6.13%, 11/15/13, #                                         192,676
      25,000  Von Hoffmann Corp., 10.25%,
              03/15/09, #                                                 26,625
      25,000  Von Hoffmann Press, Inc.,
              10.25%, 03/15/09                                            26,625
              ------------------------------------------------------------------
                                                                         245,926
              ------------------------------------------------------------------

              REAL ESTATE INVESTMENT TRUST -- 0.1%
     125,000  Istar Financial Inc., 6.00%, 12/15/10                      127,500

              RETAILING -- 0.5%
      40,000  Federated Department Stores, Inc.,
              7.00%, 02/15/28                                             43,708
      45,000  Kroger Co., 8.00%, 09/15/29                                 54,014
     275,000  Safeway, Inc., 4.13%, 11/01/08                             273,795
      25,000  The May Department Stores Co.,
              6.90%, 01/15/32                                             26,926
     140,000  Toys R US, Inc., 7.38%, 10/15/18                           139,901
              ------------------------------------------------------------------
                                                                         538,344
              ------------------------------------------------------------------

              SHIPPING/TRANSPORTATION -- 0.1%
      15,000  Burlington Northern Santa Fe Corp.,
              7.08%, 05/13/29 +                                           16,824
      50,000  Teekay Shipping Corp. (Bahamas),
              8.88%, 07/15/11                                             56,750
      30,000  Union Pacific Corp., 6.63%, 02/01/29                        32,346
              ------------------------------------------------------------------
                                                                         105,920
              ------------------------------------------------------------------

              STEEL -- 0.1%
      65,000  United States Steel Corp., 9.75%,
              05/15/10                                                    73,125

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)         ISSUER                                                       VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              TELECOMMUNICATIONS -- 3.2%
$    248,000  AT&T Broadband Corp., 8.38%,
              03/15/13 +                                         $       303,440
              AT&T Corp.,
       1,000  6.00%, 03/15/09 +                                            1,078
     140,000  8.00%, 11/15/31 +                                          163,599
     160,000  AT&T Wireless Services, Inc.,
              7.88%, 03/01/11 +                                          185,143
     115,000  British Telecom PLC (United Kingdom),
              8.38%, 12/15/10 M+                                         139,941
     175,000  Citizens Communications Co.,
              9.25%, 05/15/11                                            206,893
              Deutsche Telekom International
              Finance BV (The Netherlands),
     190,000  8.50%, 06/15/10                                            229,732
     120,000  5.25%, 07/22/13                                            121,226
      25,000  8.75%, 06/15/30                                             31,936
              France Telecom (France),
     110,000  7.75%, 03/01/11                                            132,119
     105,000  8.50%, 03/01/31                                            139,511
      60,000  Koninklijke KPN NV (The Netherlands),
              8.00%, 10/01/10                                             71,776
      40,000  Nextel Communications, Inc.,
              7.38%, 08/01/15                                             43,000
              Sprint Capital Corp.,
     220,000  6.00%, 01/15/07                                            234,970
     250,000  8.75%, 03/15/32                                            295,348
     120,000  TCI Communications, Inc., 7.88%,
              02/15/26                                                   140,299
     330,000  Telecom Italia Capital (Italy),
              4.00%, 11/15/08, #                                         332,089
     110,000  Verizon Global Funding Corp.,
              7.75%, 12/01/30                                            129,218
     275,000  Verizon New York, Inc.,
              6.88%, 04/01/12, Ser. A                                    304,289
      80,000  Vodafone Group PLC (United Kingdom),
              7.88%, 02/15/30                                             98,276
              ------------------------------------------------------------------
                                                                       3,303,883
              ------------------------------------------------------------------

              UTILITIES -- 2.7%
     155,000  AEP Texas Central Co.,
              5.50%, 02/15/13, #+                                        158,782
     140,000  Alabama Power Co., 2.80%, 12/01/06 +                       140,581
$    100,000  Arizona Public Service Co.,
              4.65%, 05/15/15 +                                  $        93,960
      50,000  Calpine Corp., 8.75%, 07/15/13, #+                          48,750
      70,000  Columbus Southern Power Co.,
              5.50%, 03/01/13, Ser. C                                     72,489
              Constellation Energy Group, Inc.,
      60,000  6.35%, 04/01/07                                             65,666
      20,000  4.55%, 06/15/15                                             18,386
              Consumers Energy Co.,
     135,000  5.38%, 04/15/13, #                                         135,624
     100,000  6.00%, 02/15/14, #                                         104,204
     210,000  Dominion Resources, Inc.,
              8.13%, 06/15/10, Ser. A                                    251,906
      70,000  DTE Energy Co., 6.38%, 04/15/33                             68,565
              Duke Energy Corp.,
      45,000  3.75%, 03/05/08                                             45,352
      75,000  6.25%, 01/15/12                                             81,118
      80,000  FirstEnergy Corp., 7.38%,
              11/15/31, Ser. C                                            81,838
      55,000  Kinder Morgan Energy Partners LP,
              7.30%, 08/15/33                                             62,496
      70,000  MidAmerican Energy Holdings Co.,
              6.75%, 12/30/31                                             75,772
              National Rural Utilities Cooperative
              Finance Corp.,
     150,000  3.88%, 02/15/08                                            151,887
     105,000  7.25%, 03/01/12, Ser. C, MTN                               122,345
     155,000  PacifiCorp, 4.30%, 09/15/08                                158,324
              Pepco Holdings, Inc.,
     110,000  6.45%, 08/15/12                                            119,975
      55,000  7.45%, 08/15/32                                             62,719
      60,000  Progress Energy, Inc., 6.85%,
              04/15/12                                                    66,869
      65,000  Reliant Resources, Inc.,
              9.50%, 07/15/13, #                                          69,550
     110,000  TXU Australia Holdings Partnership
              LP (Australia), 6.15%, 11/15/13, #                         113,960
     145,000  TXU Energy Co., 7.00%, 03/15/13                            160,369
     230,000  Virginia Electric and Power Co.,
              4.50%, 12/15/10                                            231,906
              ------------------------------------------------------------------
                                                                       2,763,393
              ------------------------------------------------------------------
              Total Corporate Notes & Bonds                           31,497,901
              (Cost $30,308,459)
              ------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)         ISSUER                                                       VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              RESIDENTIAL MORTGAGE BACKED SECURITIES -- 15.2%
              COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.3%
$    512,470  Federal National Mortgage
              Association, 6.00%, 11/01/32,
              Ser. 328, Class 2, IO                              $       101,409
              RESI Finance LP (Cayman Islands),
     397,006  2.72%, 07/10/35, Ser. 2003-B,
              Class B3, FRN, #                                           405,070
     538,248  2.57%, 09/10/35, Ser. 2003-C,
              Class B3, FRN, #                                           539,089
      99,676  2.77%, 09/10/35, Ser. 2003-C,
              Class B4, FRN, #                                            99,831
     520,000  2.47%, 12/10/35, Ser. 2003-D,
              Class B3, FRN, #                                           520,000
     170,000  2.67%, 12/10/35, Ser. 2003-D,
              Class B4, FRN, #                                           170,000
     336,686  Residential Asset Securities Corp.,
              1.46%, 11/25/33, Ser. 2003-KS9,
              Class A2B, FRN                                             336,618
     157,471  SACO I, Inc., 7.00%, 08/25/36,
              Ser. 1997-2, Class 1A5, #+                                 161,359
              ------------------------------------------------------------------
                                                                       2,333,376
              ------------------------------------------------------------------

              MORTGAGE BACKED PASS-THROUGH SECURITIES -- 12.9%
   2,000,000  Federal Home Loan Mortgage
              Association,
              5.00%, 01/25/33, TBA                                     1,978,750
              Federal Home Loan Mortgage Corp.,
     885,000  6.90%, 12/01/10, Gold Pool W10004                        1,004,060
     500,000  5.50%, 01/15/33, TBA                                       505,938
     286,007  6.00%, 02/01/33, Ser. 244, IO                               56,943
   6,000,000  Federal National Mortgage
              Association,
              6.00%, 01/25/33, TBA                                     6,200,628
   3,500,000  Government National Mortgage
              Association, 5.50%, 01/15/33, TBA                        3,557,967
              ------------------------------------------------------------------
                                                                      13,304,286
              ------------------------------------------------------------------
              Total Residential Mortgage
              Backed Securities                                       15,637,662
              (Cost $15,447,348)
              ------------------------------------------------------------------

              COMMERCIAL MORTGAGE BACKED SECURITIES -- 4.5%
$  2,500,000  Bear Stearns Commercial
              Mortgage Securities, 4.74%,
              03/13/40, Ser. 2003-T10, Class A2 +                $     2,498,577
     941,564  Countrywide Home Loans, Inc., 5.50%,
              08/25/33, Ser. 2003-29, Class A1 +                         946,579
     173,298  LB Commercial Conduit Mortgage
              Trust, 7.11%, 10/15/32, Ser. 1999-C2,
              Class A1                                                   187,095
              LB-UBS Commercial Mortgage Trust,
     225,000  3.32%, 03/15/27, Ser. 2003-C1,
              Class A2                                                   223,680
     720,000  4.93%, 09/15/35, Ser. 2003-C7,
              Class A4                                                   724,566
              ------------------------------------------------------------------
              Total Commercial Mortgage
              Backed Securities                                        4,580,497
              (Cost $4,591,508)
              ------------------------------------------------------------------

              ASSET BACKED SECURITIES -- 17.6%
     500,000  American Express Credit
              Account Master Trust,
              1.51%, 12/15/08, FRN +                                     501,428
     320,000  American Express Credit
              Account Master Trust, 1.27%,
              09/15/09, Ser. 2002-1, Class A, FRN +                      320,703
              AmeriCredit Automobile
              Receivables Trust,
     165,000  2.75%, 10/09/07, Ser. 2003-CF,
              Class A3 +                                                 166,602
     550,000  1.39%, 12/06/07, Ser. 2003-DM,
              Class A3B, FRN +                                           550,344
     270,000  3.48%, 05/06/10, Ser. 2003-CF,
              Class A4 +                                                 274,239
     225,000  2.84%, 08/06/10, Ser. 2003-DM,
              Class A4 +                                                 224,368
              Bank One Issuance Trust,
     550,000  1.21%, 02/17/09, Ser. 2003-A5,
              Class A5, FRN +                                            550,280
     525,000  2.30%, 12/15/10, Ser. 2003-C2,
              Class C2, FRN +                                            526,969
              Capital Auto Receivables Asset Trust,
     515,000  1.20%, 02/15/07, Ser. 2003-2,
              Class A3B, FRN +                                           515,072

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)         ISSUER                                                       VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              ASSET BACKED SECURITIES -- CONTINUED
$    335,000  1.96%, 01/15/09, Ser. 2003-2,
              Class A4A +                                        $       326,696
     125,000  Capital One Auto Finance Trust,
              3.18%, 09/15/10, Ser. 2003-B,
              Class A4 +                                                 124,961
              Capital One Master Trust,
     320,000  1.96%, 08/15/08, Ser. 2000-4,
              Class C, FRN, #+                                           319,113
     500,000  4.60%, 08/17/09, Ser. 2001-8A,
              Class A +                                                  524,809
              Capital One Multi-Asset Execution
              Trust,
     440,000  2.95%, 08/17/09, Ser. 2003-A6,
              Class A6 +                                                 443,185
     600,000  3.65%, 07/15/11, Ser. 2003-A4,
              Class A4 +                                                 600,000
     255,000  Carmax Auto Owner Trust, 3.07%,
              10/15/10, Ser. 2003-2, Class A4 +                          255,239
     545,000  Citibank Credit Card Issuance Trust,
              2.50%, 04/07/08, Ser. 2003-A5,
              Class A +545,886
     225,000  Citibank Credit Card Issuance Trust,
              5.00%, 06/10/15, Ser. 2003-C4,
              Class C4215,849
     400,000  Citigroup Mortgage Loan Trust, Inc.,
              1.52%, 12/25/33, Ser. 2003-HE3,
              Class A, FRN                                               400,000
              Countrywide Asset-Backed
              Certificates,
     210,000  3.61%, 04/25/30, Ser. 2003-5,
              Class AF3 +                                                211,444
     190,000  5.41%, 01/25/34, Ser. 2003-5,
              Class MF1 +                                                192,128
     560,000  Daimler Chrysler Auto Trust, 2.88%,
              10/08/09, Ser. 2003-A, Class A4                            563,527
     320,000  Discover Card Master Trust I, 1.21%,
              05/16/07, Ser. 2002-5, Class A, FRN                        319,836
     495,000  First USA Credit Card Master Trust,
              1.46%, 11/20/06, Ser. 2001- 2,
              Class B, FRN                                               495,192
     780,000  Household Automotive Trust, 4.37%,
              12/17/08, Ser. 2001-3, Class A4                            804,679
$    650,000  Long Beach Mortgage Loan Trust,
              1.48%, 08/25/33, Ser. 2003-4,
              Class AV3, FRN                                     $       649,627
    155,000   M&I Auto Loan Trust, 2.97%,
              04/20/09, Ser. 2003-1, Class A4                            155,520
     968,436  MASTR Asset Securitization Trust,
              5.50%, 09/25/33, Ser. 2003-8,
              Class 1A1                                                  969,547
     255,000  Morgan Stanley Auto Loan Trust,
              2.17%, 04/15/11, Ser. 2003-HB1,
              Class A2                                                   251,636
     260,000  Onyx Acceptance Grantor Trust,
              2.66%, 05/17/10, Ser. 2003-C,
              Class A4                                                   258,621
              Option One Mortgage Loan Trust,
     442,943  1.56%, 02/25/33, Ser. 2003-1,
              Class A2, FRN                                              444,052
     232,798  1.46%, 07/01/33, Ser. 2003-5,
              Class A2, FRN                                              232,644
              Residential Asset Securities Corp.,
     197,370  1.39%, 07/25/32, Ser. 2002-KS4,
              Class AIIB, FRN                                            197,421
     402,444  1.43%, 07/25/33, Ser. 2003-KS5,
              Class AIIB, FRN                                            401,474
              Sears Credit Account Master Trust,
      37,500  6.05%, 01/15/08, Ser. 1995-5,
              Class A                                                     37,639
     592,083  7.00%, 07/15/08, Ser. 1996-3,
              Class A                                                    601,645
   1,000,000  SLM Student Loan Trust, 1.23%,
              12/17/12, Ser. 2003-12,
              Class A2, FRN                                            1,000,000
     230,000  Triad Auto Receivables Owner Trust,
              3.20%, 12/13/10, Ser. 2003-B,
              Class A4                                                   231,166
              Volkswagen Auto Loan Enhanced
              Trust,
     805,000  1.93%, 01/20/10, Ser. 2003-1,
              Class A4                                                   788,729
     270,000  2.94%, 03/22/10, Ser. 2003-2,
              Class A4                                                   270,311

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)         ISSUER                                                       VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              ASSET BACKED SECURITIES -- CONTINUED
              Wachovia Asset Securitization, Inc.,
$    741,928  1.39%, 10/25/24,
              Ser. 2003-HE3, Class A, FRN                        $       736,660
              270,9651.57%, 12/25/32,
              Ser. 2002-HE2, Class A, FRN                                271,405
     415,000  1.40%, 06/25/33,
              Ser. 2003-HE2, Class AII1, FRN                             414,934
     195,000  WFS Financial Owner Trust,
              2.98%, 05/20/11, Ser. 2003-4,
              Class A4                                                   196,020
              ------------------------------------------------------------------
              Total Asset Backed Securities                           18,081,600
              (Cost $18,122,280)
              ------------------------------------------------------------------

              U.S. GOVERNMENT AGENCY SECURITIES -- 0.9%
     905,000  Student Loan Marketing Association,
              2.99%, 12/15/22,
              Ser. 2003-11, Class A5, #                                  907,706
              ------------------------------------------------------------------
              Total U.S. Government Agency                               907,706
              Securities (Cost $905,213)
              ------------------------------------------------------------------

              CERTIFICATES OF DEPOSIT -- 0.4%
     390,000  US Bank N.A., 2.85%, 11/15/06                              391,887
              ------------------------------------------------------------------
              Total Certificates of Deposit                              391,887
              (Cost $389,965)
              ------------------------------------------------------------------
              Total Long-Term Investments                             95,623,033
              (Cost $94,220,207)
              ------------------------------------------------------------------

UNITS
--------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS - 6.9%
              OPTIONS -- 0.1%
   2,922,000  Payer Swaption on Interest Rate Swap,
              expiring 3/8/04. If exercised: Portfolio
              pays fixed (4.65%) and receives 3
              month USD-LIBOR, Swap expires
              3/10/14, European Style.                                    66,513
  14,400,000  Receiver Swaption on Interest Rate
              Swap, expiring 1/13/04. If exercised:
              Portfolio receives fixed 2.45% and
              pays 3 month USD-LIBOR, Swap
              expires 1/15/07, European Style.                             2,933

UNITS         ISSUER                                                       VALUE
--------------------------------------------------------------------------------
   2,880,000  Receiver Swaption on Interest Rate
              Swap, expiring 1/7/04. If exercised:
              Portfolio receives fixed 4.53% and
              pays 3 month USD-LIBOR, Swap
              expires 1/9/14, European Style.                    $         4,838
              ------------------------------------------------------------------
              Total Options                                               74,284
              (Cost $123,287)
              ------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
--------------------------------------------------------------------------------
              U.S. TREASURY SECURITIES -- 1.2%
              U.S. Treasury Notes & Bonds,
$  1,200,000  3.00%, 1/31/04 @+                                        1,201,953
              ------------------------------------------------------------------
              Total U.S. Treasury Securities                           1,201,953
              (Cost $1,200,073)
              ------------------------------------------------------------------

              COMMERCIAL PAPER -- 5.2%
              ASSET BACKED SECURITIES -- 1.8%
   1,850,000  Scaldis Capital LLC, 0.83%,
              01/26/04 +                                               1,848,673

              FINANCIAL SERVICES -- 3.4%
   3,500,000  Govco, Inc., 0.77%, 02/04/04 +                           3,496,325
              ------------------------------------------------------------------
              Total Commercial Paper                                   5,344,998
              (Cost $5,345,017)
              ------------------------------------------------------------------

SHARES
--------------------------------------------------------------------------------
              MONEY MARKET FUND -- 0.4%
     413,471  JPMorgan Prime Money
              Market Fund (a)+                                           413,471
              ------------------------------------------------------------------
              Total Money Market Fund                                    413,471
              (Cost $413,471)
              ------------------------------------------------------------------
              Total Short-Term Investments                             7,034,706
              (Cost $7,081,848)
              ------------------------------------------------------------------
              Total Investments-- 100.0%                         $   102,657,739
              (Cost $101,302,055)
              ------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

FUTURES CONTRACTS

                                                                                        NOTIONAL            UNREALIZED
NUMBER OF                                                                               VALUE AT          APPRECIATION
CONTRACTS     DESCRIPTION                                        EXPIRATION DATE  12/31/03 (USD)  (DEPRECIATION) (USD)
----------------------------------------------------------------------------------------------------------------------
              LONG FUTURES OUTSTANDING
2             5 Year Treasury Notes                                March, 2004    $      223,250         $         242

              SHORT FUTURES OUTSTANDING
(57)          20 Year Treasury Bonds                               March, 2004        (6,230,813)               10,914
(49)          2 Year Treasury Notes                                March, 2004       (10,488,297)              (40,396)
(136)         10 Year Treasury Notes                               March, 2004       (15,268,125)              (21,703)

OPTIONS

UNITS           CALL OPTIONS WRITTEN                                       VALUE
--------------------------------------------------------------------------------
  (14,400,000)  Receiver Swaption on Interest
                Rate Swap, expiring 1/13/04. If
                exercised: Portfolio pays fixed
                (2.20%) and receives 3 month
                LIBOR, expiring 1/15/07,
                European Style                                   $          (158)
   (6,000,000)  Call Option on FNMA, 30 Year
                Fixed, 5.50%, strike price of
                101.50, expiring 1/7/04,
                European Style                                            (9,609)
                Total Call Options Written                       $        (9,767)
                ----------------------------------------------------------------

UNITS           PUT OPTIONS WRITTEN                                        VALUE
--------------------------------------------------------------------------------
   (6,000,000)  Put Option on FNMA, 30 Year
                Fixed, 5.50%, TBA, strike price
                of 100.84, expiring 3/8/04,
                European Style                                   $       (61,163)
                Total Put Options Written                        $       (61,163)
                ----------------------------------------------------------------

SWAP CONTRACTS

                                                                                         UNDERLYING         UNREALIZED
                                                                                           NOTIONAL       APPRECIATION
DESCRIPTIONS                                                        EXPIRATION DATE           VALUE     (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------
Interest Rate Swap with Lehman Brothers Special Financing
on 3 Month USD LIBOR, with semi annual payment of 3.73%
on USD 30/360. Portfolio pays negative, receives positive               09/15/09     $    2,370,000      $      (6,699)
Interest Rate Swap with Credit Suisse First Boston International, swap rate lock on 10 Year Forward Contract, rate less 4.78,
Portfolio pays negative, receives positive                              03/22/04          1,800,000               (467)
Interest Rate Swap with Credit Suisse First Boston International, swap rate lock on 5 Year Forward Contract, rate less 3.90,
Portfolio receives negative, pays positive                              03/22/04          3,200,000              7,420
Interest Rate Swap with Morgan Stanley Capital Services, swap rate lock on 10 Year Forward Contract, rate less 4.75, Portfolio
pays negative, receives positive                                        01/07/04          1,532,000            (10,693)
Swap - price lock with Bank of America N.A., on
U.S. Treasury Note, 4.38%, 8/15/12, price less 102.64, Portfolio
receives negative, pays positive                                        01/21/04          3,240,000             27,455
Swap - price lock with Credit Suisse First Boston International, on U.S. Treasury Note, 4.25%, 11/15/13, price less 99.56,
Portfolio pays positive, receives negative                              01/12/04          2,400,000             (6,022)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                         UNDERLYING         UNREALIZED
                                                                                           NOTIONAL       APPRECIATION
DESCRIPTIONS                                                        EXPIRATION DATE           VALUE     (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------
Swap - price lock with Lehman Brothers Special Financing,
on FNMA 30 years, 6.00%, TBA 1/04, price less 103.13,
Portfolio receives positive, pays negative                              01/07/04     $    6,500,000      $      18,281
Swap - price lock with Lehman Brothers Special Financing,
on FNMA 30 year, 5.50%, TBA 1/04, price less 100.06
Portfolio receives positive, pays negative                              01/07/04         11,500,000            150,938
Swap - price lock with Lehman Brothers Special Financing,
on FNMA, 6.63%, TBA 9/09, price less 114.15
Portfolio receives positive, pays negative                              01/22/04          2,220,000             (5,865)
Swap - price lock with Lehman Brothers Special Financing,
on FNMA 15 year, 5.00%, TBA 2/04, price less 100.30
Portfolio receives positive, pays negative                              02/11/04          2,000,000            122,852
Swap - FRA with Citibank N.A., Portfolio pays 3 month
LIBOR, receives 1.47%                                                   09/15/04         18,350,000              1,793
Swap - FRA with Lehman Brothers Special Financing,
Portfolio pays 3 month LIBOR, receives 1.40%                            09/15/04         46,900,000             (3,348)
Swap - FRA with Lehman Brothers Special Financing,
Portfolio pays 3 month LIBOR, receives 1.77%                            12/15/04         21,940,000              2,028
Swap - FRA with Lehman Brothers Special Financing,
Portfolio pays 3 month LIBOR, receives 1.74%                            12/15/04         28,000,000               (951)
Swap - FRA with Merrill Lynch Capital Services,
Portfolio pays 3 month LIBOR, receives 1.60%                            09/15/04         18,905,000              8,099
Swap - FRA with Merrill Lynch Capital Services,
Portfolio pays 3 month LIBOR, receives 1.44%                            09/15/04         27,530,000                418
Total Return Swap with Citibank N.A. on Lehman AAA 8.5 Year
CMBS Index, Portfolio pays 1 Month LIBOR, minus 50.00 bps.              02/27/04          2,000,000            129,859
Total Return Swap with Bank of America NA on Bank of America
AAA 10 Year CMBS Index, Portfolio pays 1 Month LIBOR,
minus 65.00 bps.                                                        06/30/04          3,310,000            (25,075)
Total Return Swap with UBS AG on Lehman AAA 8.5 Year CMBS
Index, Portfolio pays 1 Month LIBOR, minus 65.00 bps.                   07/01/04          1,500,000               (450)

                                              SEE NOTES TO FINANCIAL STATEMENTS.

Abbreviations:

#     -- All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
@     -- Security is fully
         or partially segregated with brokers as initial margin for futures contracts.
+     -- All or a portion of this security is segregated with the custodian for futures contracts, TBA, when issued, delayed delivery securities, options or swaps.
^     -- Amount rounds to less than .01%.
(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Investment Management, Inc.
CMBS  -- Collateralized Mortgage Backed Security.
FNMA  -- Federal National Mortgage Association.
FRA   -- Forward Rate Agreement.
FRN   -- Floating Rate Note. The rate shown is the rate in effect as of
         December 31, 2003.
GO    -- General Obligation.
(i)   -- Security is considered illiquid and may be difficult to sell.
IO    -- Interest Only.
LIBOR -- London Interbank Offered Rate.
M     -- Multicoupon.
MTN   -- Medium Term Note.
SDR   -- Step Down Rate. The dividend rate shown is the rate in effect as of
         December 31, 2003.
Ser.  -- Series.
SUB   -- Step-Up Bond. The rate shown is the rate in effect as of
         December 31, 2003.
TBA   -- To be announced.
USD   -- United States Dollar.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                      AS OF DECEMBER 31, 2003

ASSETS:

Investment securities, at value                           $    102,657,739
Cash                                                                54,543
Receivables:
    Investment securities sold                                  24,917,004
    Shares of beneficial interest sold                              13,389
    Interest and dividends                                         821,309
    Unrealized appreciation on open
    swap contracts                                                 469,143
--------------------------------------------------------------------------
Total Assets                                                   128,933,127
--------------------------------------------------------------------------

LIABILITIES:

Payables:
    Outstanding options written,
    at fair value                                                   70,930
    Investment securities purchased                             36,968,584
    Shares of beneficial interest
    redeemed                                                         5,726
    Variation margin                                                29,656
    Unrealized depreciation on open
     swap contracts                                                 59,570
Accrued liabilities:
    Investment advisory fees                                        23,676
    Administration fees                                             17,363
    Custodian fees                                                   6,698
    Trustees' fees                                                      29
    Other                                                           56,051
--------------------------------------------------------------------------
 Total Liabilities                                              37,238,283
--------------------------------------------------------------------------
 NET ASSETS:                                              $     91,694,844
--------------------------------------------------------------------------

NET ASSETS:

Paid in capital                                                 85,334,146
Accumulated undistributed
(overdistributed) net investment income                          3,051,541
Accumulated net realized gain (loss)
on investments, futures, foreign
exchange transactions, options
and swaps                                                        1,563,155
Net unrealized appreciation
(depreciation) of investments, futures
options and swaps                                                1,746,002
--------------------------------------------------------------------------
Total Net Assets                                          $     91,694,844
--------------------------------------------------------------------------

Shares of beneficial interest
outstanding (no par value; unlimited
number of shares authorized):                                    7,429,439
Net asset value, redemption and
offering price per share:                                 $          12.34
Cost of investments                                       $    101,302,055
--------------------------------------------------------------------------
Premium received from options written                     $        102,619
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:

Interest                                                  $      3,620,520
Dividend                                                            13,318
Dividend income from affiliated
investments*                                                       167,229
Foreign taxes withheld                                                (889)
--------------------------------------------------------------------------
Total investment income                                          3,800,178
--------------------------------------------------------------------------

EXPENSES:

Investment advisory fees                                           305,632
Administration fees                                                234,179
Custodian fees                                                      49,681
Printing and postage                                                20,266
Professional fees                                                   85,565
Transfer agent fees                                                 16,409
Trustees' fees                                                      31,757
Other                                                               21,054
--------------------------------------------------------------------------
Total expenses                                                     764,543
--------------------------------------------------------------------------
Less earnings credits                                                  266
--------------------------------------------------------------------------
    Net expenses                                                   764,277
--------------------------------------------------------------------------
Net investment income                                            3,035,901
--------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on
transactions from:
    Investments                                                  2,561,438
    Futures                                                       (872,866)
    Foreign exchange transactions                                    5,249
    Written Options                                                126,893
    Swaps                                                          (38,601)
Change in net unrealized
appreciation/depreciation of:
    Investments                                                 (1,748,524)
    Futures                                                         65,612
    Written options                                                (38,511)
    Swaps                                                          408,625
--------------------------------------------------------------------------

Net realized and unrealized gain (loss)
on investments, futures, foreign
exchange transactions, options
and swaps                                                          469,315
--------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                           $      3,505,216
--------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory and
    administration fees :                                 $         25,142
--------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS                     FOR THE PERIODS INDICATED

                                                            YEAR            YEAR
                                                           ENDED           ENDED
                                                        12/31/03        12/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:

Net investment income                              $   3,035,901   $   3,119,368
Net realized gain (loss) on investments,
futures, foreign exchange transactions,
options and swaps                                      1,782,113       2,354,121
Change in net unrealized appreciation/
depreciation of investments, futures,
options and swaps                                     (1,312,798)      2,191,529
--------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                    3,505,216       7,665,018
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:

Net investment income                                 (3,143,025)       (637,879)
Net realized gain on investment
transactions                                          (2,220,960)             --
--------------------------------------------------------------------------------
Total distributions to shareholders                   (5,363,985)       (637,879)
--------------------------------------------------------------------------------

INCREASE (DECREASE) FROM
CAPITAL SHARE TRANSACTIONS:

Proceeds from shares issued                           30,345,800      38,866,446
Dividends reinvested                                   5,363,985         637,879
Cost of shares redeemed                              (38,341,570)    (31,869,723)
--------------------------------------------------------------------------------
    Increase (decrease) from capital
    share transactions                                (2,631,785)      7,634,602
--------------------------------------------------------------------------------
    Total increase (decrease) in
    net assets                                        (4,490,554)     14,661,741
--------------------------------------------------------------------------------

NET ASSETS:

Beginning of period                                   96,185,398      81,523,657
--------------------------------------------------------------------------------
End of period                                      $  91,694,844   $  96,185,398
--------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                  $   3,051,541   $   3,143,220
--------------------------------------------------------------------------------

SHARE TRANSACTIONS:

Issued                                                 2,454,288       3,262,006
Reinvested                                               439,676          54,380
Redeemed                                              (3,135,541)     (2,670,679)
--------------------------------------------------------------------------------
    Change in Shares                                    (241,577)        645,707
--------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN BOND PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

JPMorgan Bond Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as amended, as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested.

2. SIGNIFICANT ACCOUNTING PRINCIPLES

THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Fixed income securities, other than convertible bonds, with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. Valuations may be based upon current market prices of securities, which are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value.

B. FUTURES CONTRACTS -- When the Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled.

The Portfolio invests in exchange-traded interest rate futures for hedging purposes, to either modify the duration of the portfolio, modify the yield curve exposure of the portfolio, or in anticipation of buying or selling a specific security.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss.

The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2003, the Portfolio had outstanding futures contracts as listed on its Portfolio of Investments.

C. WRITTEN OPTIONS -- When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Portfolio realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written.

The Portfolio writes options on securities, futures and interest rate swaps ("swaptions"). These options are settled for cash and subject the Portfolio to unlimited risk of loss. The Portfolio, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of December 31, 2003, the Portfolio had written options contracts outstanding as listed on its Portfolio of Investments.

Transactions in options written during the year ended December 31, 2003, were as follows:

                                     NUMBER OF        PREMIUMS
                                         UNITS        RECEIVED
Options outstanding at
December 31, 2002                  (21,950,000)   $    233,070

Options written                   (205,200,000)      1,132,752
Options terminated in closing
purchase transactions              200,750,000      (1,263,203)

Options outstanding at
December 31, 2003                  (26,400,000)   $    102,619

D. FOREIGN CURRENCY TRANSLATIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates and are reported in the Statement of Operations.

Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Portfolio's exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of December 31, 2003, the Portfolio had no outstanding forward foreign currency exchange contracts.

F. SWAPS The Portfolio may engage in various swap transactions, including forward rate agreements, interest rate and total return swaps, primarily to manage duration and curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of

Assets and Liabilities. The change in the value of the swaps, including the periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

As of December 31, 2003, the Portfolio had outstanding swap agreements as listed on its Portfolio of Investments. Swap transactions present risk of loss in excess of the related amounts included in the Statement of Assets and Liabilities.

G. COMMITMENTS -- The Portfolio may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized gains on the underlying securities purchased and to the extent of the difference between the sale price and current market value of the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest.

H. DOLLAR ROLLS The Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio's policy is to record the components of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls") as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. The Portfolio segregates assets with a current value at least equal to the amount of its TBA Dollar Rolls. The Portfolio had TBA Dollar Rolls outstanding as of December 31, 2003, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities.

I. RESTRICTED AND ILLIQUID SECURITIES -- The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

J. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

K. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

L. FEDERAL INCOME TAXES -- It is the Portfolio's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

M. FOREIGN TAXES -- The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which it invests.

N. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal income tax-basis treatment.

The following amounts were reclassified within the capital accounts:

                                                   ACCUMULATED      ACCUMULATED
                                                 UNDISTRIBUTED     NET REALIZED
                                             (OVERDISTRIBUTED)       GAIN (LOSS)
                       PAID-IN-CAPITAL   NET INVESTMENT INCOME   ON INVESTMENTS
                       $           194   $              15,445   $      (15,639)

The reclassification for the portfolio primarily relates to the character for tax purposes of distributions, paydown gains and losses, swap payments and foreign exchange gains and losses.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE-- Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. ("JPMIM" or "Advisor") acts as the investment advisor to the Portfolio.

Prior to October 1, 2003, JPMIM was a wholly owned subsidiary of J.P. Morgan Chase & Co. On October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings Inc, which is a wholly owned subsidiary of J.P. Morgan Chase & Co. The investment advisory services and personnel providing investment advice have not changed as a result of the ownership change. The ownership change did not constitute an assignment under the 1940 Act or the Investment Advisers Act of 1940. The Advisor supervises the investments of each respective Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.30% of the Portfolio's average daily net assets.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to waive and/or reimburse its advisory fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory and administration fees related to the Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administrative Services Agreement, the Portfolio has agreed to pay the

Administrator a fee of 0.45% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian, professional and transfer agent fees, printing and postage, and expenses of the Trustees. In accordance with the Agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administrator's fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.45%.

BISYS Fund Services, L.P. ("BISYS") serves as the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

C. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio accounting and custody services for the Portfolio. Compensation for such services is presented in the Statement of Operations as Custodian Fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations. Compensation for such services is paid by the Administrator pursuant to the Administrative Services Agreement.

D. OTHER-- Certain officers of the Trust are officers of J.P.Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the advisor.

The Portfolio may use related party brokers. For the year ended December 31, 2003, the Portfolio did not incurr any brokerage commissions with broker/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each Portfolio to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. INVESTMENT TRANSACTIONS

For the year ended December 31, 2003, purchases and sales of investments (excluding short-term investments) were as follows:

                                               PURCHASES             SALES        PURCHASES             SALES
                                         (EXCLUDING U.S.   (EXCLUDING U.S.          OF U.S.           OF U.S.
                                             GOVERNMENT)       GOVERNMENT)       GOVERNMENT        GOVERNMENT
                                         $    77,761,167   $    48,506,795   $  471,795,840   $   498,119,342

5. FEDERAL INCOME TAXES

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2003, were as follows:

                                                                     GROSS            GROSS    NET UNREALIZED
                                               AGGREGATE        UNREALIZED       UNREALIZED      APPRECIATION
                                                    COST      APPRECIATION     DEPRECIATION    (DEPRECIATION)
                                         $   101,356,786   $     2,329,336   $   (1,028,383)  $     1,300,953

The tax character of distributions paid during the year ended December 31, 2003 and December 31, 2002 respectively were as follows:

                                                                  ORDINARY        LONG-TERM             TOTAL
YEAR ENDED                                                          INCOME     CAPITAL GAIN     DISTRIBUTIONS
December 31, 2003                                          $     4,795,858      $   568,127   $     5,363,985
December 31, 2002                                                  637,879               --           637,879

At December 31, 2003, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current distributable ordinary income                                                         $     3,899,127
Plus/Less: cumulative timing differences                                                                   --
Undistributed ordinary income or
(overdistribution of ordinary income)                                                               3,899,127
Current distributable long-term capital
gain or (tax basis capital loss carryover)                                                            770,696
Plus/Less: cumulative timing differences                                                               (9,829)
Undistributed long-term gains/
accumulated capital loss                                                                              760,867
Unrealized appreciation (depreciation)                                                        $     1,700,704

For the Portfolio, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily related to wash sales, straddle loss deferrals and the mark to market of futures. The cumulative timing difference account primarily consists of post-October loss deferrals.

Capital losses incurred after October 31, within the Portfolio's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolio has incurred $9,829 of post-October realized losses.

6. CONCENTRATIONS AND INDEMNIFICATION

The ability of the issuers of debt, asset-backed and mortgage-backed securities to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding.

Investment activities of these shareholders could have a material impact on the Portfolio.

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnification. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

7. SUBSEQUENT EVENT

On January 14, 2004, J.P. Morgan Chase and Co. and Bank One Corp. announced they have entered into an agreement and plan of merger. The merger is subject to the approval of the shareholders of both institutions as well as U.S. federal and state and foreign regulatory authorities. Completion of the transaction is expected to occur in mid-2004.

JPMORGAN BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                         YEAR          YEAR          YEAR          YEAR          YEAR
                                                        ENDED         ENDED         ENDED         ENDED         ENDED
                                                     12/31/03      12/31/02      12/31/01      12/31/00      12/31/99
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period              $     12.54   $     11.61   $     11.65   $     11.23   $     11.67
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                         0.39          0.40          0.63          0.65          0.40
    Net gains or losses on securities
    (both realized and unrealized)                       0.07          0.62          0.17          0.52         (0.53)
---------------------------------------------------------------------------------------------------------------------
    Total from investment operations                     0.46          1.02          0.80          1.17         (0.13)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
    Dividends from net investment income                 0.39          0.09          0.73          0.75          0.27
    Distributions from capital gains                     0.27            --          0.11            --          0.04
---------------------------------------------------------------------------------------------------------------------
    Total distributions                                  0.66          0.09          0.84          0.75          0.31
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     12.34   $     12.54   $     11.61   $     11.65   $     11.23
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                             3.72%         8.80%         6.92%        10.64%        (1.13%)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)      $    91,695   $    96,185   $    81,524   $    78,678   $    66,218
RATIOS TO AVERAGE NET ASSETS:
    Net expenses                                         0.75%         0.75%         0.75%         0.75%         0.75%
    Net investment income (loss)                         2.98%         3.49%         5.37%         5.98%         5.36%
    Expenses without reimbursements
    and earnings credits                                 0.75%         0.75%         0.75%         0.75%         0.75%
    Net investment income (loss)
    without reimbursements
    and earnings credits                                 2.98%         3.49%         5.37%         5.98%         5.36%
PORTFOLIO TURNOVER RATE                                   545%          608%          421%          565%          479%
---------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN BOND PORTFOLIO

REPORT OF INDEPENDENT AUDITORS


To the Trustees of J.P. Morgan Series Trust II and Shareholders of JPMorgan Bond Portfolio


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Bond Portfolio (one of the series constituting J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 24, 2004

JPMORGAN BOND PORTFOLIO

TRUSTEE, OFFICER AND TAX LETTER INFORMATION (UNAUDITED)

TRUSTEE AND OFFICER - The following tables contain basic information regarding the Trustees and Officers, respectively that oversee operations of the Trust.

                                                                                      NUMBER OF          OTHER
                            POSITION                          PRINCIPAL               PORTFOLIOS IN      DIRECTORSHIPS
                            HELD WITH        TERM OF OFFICE   OCCUPATIONS             JPMORGAN FUND      HELD OUTSIDE
NAME, CONTACT ADDRESS       JP MORGAN        AND LENGTH OF    DURING PAST             COMPLEX OVERSEEN   JPMORGAN FUND
AND YEAR OF BIRTH           FUND COMPLEX     TIME SERVED      5 YEARS                 BY TRUSTEE         COMPLEX
------------------------------------------------------------------------------------------------------------------------------
Cheryl Ballenger;           Trustee          2 years          Mathematics Teacher,    7                  None
522 Fifth Avenue,                                             Round Lake High
New York, NY 10036;                                           School; formerly
1956                                                          Executive Vice
                                                              President and Chief
                                                              Financial Officer,
                                                              Galileo
                                                              International, Inc.

John R. Rettberg;           Trustee          8 years          Retired; formerly       7                  Director of Enalasys,
522 Fifth Avenue,                                             Corporate Vice                             Corp., Pepperdine
New York, NY 10036;                                           President and                              University, and VLPS
1937                                                          Treasurer, Northrop                        Lighting Services, Inc.
                                                              Grumman Corporation

John F. Ruffle;             Trustee          8 years          Retired; formerly       7                  Trustee, the John
522 Fifth Avenue,                                             Director and Vice                          Hopkins University and
New York, NY 10036;                                           Chairman, J.P. Morgan                      Director of American
1937                                                          Chase & Co.                                Shared Hospital
                                                                                                         Services

Kenneth Whipple, Jr.;       Trustee          8 years          Chairman and CEO, CMS   7                  Director of CMS Energy
522 Fifth Avenue,                                             Energy; formerly                           Corporation, Consumers
New York, NY 10036;                                           Executive Vice                             Energy Company and
1934                                                          President, Ford Motor                      AB Volvo
                                                              Company; President,
                                                              Ford Financial
                                                              Services Group;
                                                              Chairman & CEO, Ford
                                                              Motor Credit Company

TRUSTEE, OFFICER AND TAX LETTER INFORMATION (UNAUDITED)

                            POSITIONS HELD          TERM OF OFFICE
NAME, CONTACT ADDRESS       WITH EACH               AND LENGTH OF         PRINCIPAL OCCUPATIONS
AND YEAR OF BIRTH           JPMORGAN TRUST          TIME SERVED           DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
George Gatch;               President               Since 2001            Managing Director, J.P.
522 Fifth Avenue,                                                         Morgan Investment
New York, NY 10036;                                                       Management Inc. (JPMIM);
1962                                                                      Head of J.P. Morgan
                                                                          Fleming's U.S. Mutual
                                                                          Funds and Financial
                                                                          Intermediaries Business
                                                                          ("FFI"); he has held
                                                                          numerous positions
                                                                          throughout the firm in
                                                                          business management,
                                                                          marketing and sales.

Patricia A. Maleski;        Treasurer               Since 2003            Vice President, JPMIM.;
522 Fifth Avenue,                                                         Head of FFI and U.S.
New York, NY 10036;                                                       Institutional Funds
1960                                                                      Administration and Board
                                                                          Liaison. Prior to joining
                                                                          J.P. Morgan Chase in 2001,
                                                                          she was the Vice President
                                                                          of Finance for the
                                                                          Pierpont Group, Inc., a
                                                                          service provider to the
                                                                          board of trustees of the
                                                                          heritage JPMorgan Funds.

Sharon J. Weinberg;         Secretary               Since 2001            Managing Director, JPMIM;
522 Fifth Avenue,                                                         since joining J.P. Morgan
New York, NY 10036;                                                       Chase in 1996, she has
1959                                                                      held numerous positions
                                                                          throughout the asset
                                                                          management business in
                                                                          mutual funds marketing,
                                                                          legal and product
                                                                          development.

Stephen M. Ungerman;        Vice President and      Since 2001            Vice President, JPMIM;
522 Fifth Avenue,           Assistant Treasurer                           Business Head for Vehicle
New York, NY 10036;                                                       Services Group within Fund
1953                                                                      Administration; prior to
                                                                          joining J.P. Morgan Chase
                                                                          in 2000, he held a number
                                                                          of senior management
                                                                          positions in Prudential
                                                                          Insurance Co. of America's
                                                                          asset management business,
                                                                          including Associate
                                                                          General Counsel, Tax
                                                                          Director and Co-head of
                                                                          Fund Administration
                                                                          Department; Mr. Ungerman
                                                                          was also the Assistant
                                                                          Treasurer of all mutual
                                                                          funds managed by
                                                                          Prudential.

Judy R. Bartlett;           Vice President and      Since 2001            Vice President and
522 Fifth Avenue,           Assistant Secretary                           Assistant General Counsel,
New York, NY 10036;                                                       JPMIM, since September
1965                                                                      2000; from August 1998
                                                                          through August 2000, she
                                                                          was an attorney at New
                                                                          York Life Insurance
                                                                          Company where she served
                                                                          as Assistant Secretary for
                                                                          the Mainstay Funds.

Joseph J. Bertini;          Vice President and      Since 2001            Vice President and
522 Fifth Avenue,           Assistant Secretary                           Assistant General Counsel,
New York, NY 10036; 1965                                                  JPMIM.

Wayne H. Chan;              Vice President and      Since 2003            Vice President and
522 Fifth Avenue,           Assistant Secretary                           Assistant General Counsel,
New York, NY 10036;                                                       JPMIM, since September
1965                                                                      2002; Mr. Chan was an
                                                                          associate at the law firm
                                                                          of Shearman and Sterling
                                                                          LLP from May 2001 through
                                                                          September 2002; Swidler
                                                                          Berlin Shereff Friedman
                                                                          LLP from June 1999 through
                                                                          May 2001 and Whitman Breed
                                                                          Abbott & Morgan LLP from
                                                                          September 1997 through May
                                                                          1999.

Thomas J. Smith;            Vice President and      Since 2002            Managing Director, Head of
522 Fifth Avenue,           Assistant Secretary                           Compliance for J.P. Morgan
New York, NY 10036;                                                       Chase & Co.'s asset
1955                                                                      management business in the
                                                                          Americas.

                            POSITIONS HELD          TERM OF OFFICE
NAME, CONTACT ADDRESS       WITH EACH               AND LENGTH OF         PRINCIPAL OCCUPATIONS
AND YEAR OF BIRTH           JPMORGAN TRUST          TIME SERVED           DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
Paul M. DeRusso;            Assistant Treasurer     Since 2001            Vice President, JPMIM;
522 Fifth Avenue,                                                         Manger of the Budgeting
New York, NY 10036;                                                       and Expense Group of Funds
1954                                                                      Administration Group.

Lai Ming Fung;              Assistant Treasurer     Since 2001            Associate, JPMIM;
522 Fifth Avenue,                                                         Budgeting Analyst for the
New York, NY 10036;                                                       Budgeting and Expense
1974                                                                      Group of Funds
                                                                          Administration Group.

Mary D. Squires;            Assistant Treasurer     Since 2001            Vice President, JPMIM; Ms.
522 Fifth Avenue,                                                         Squires has held numerous
New York, NY 10036;                                                       financial and operations
1955                                                                      positions supporting the
                                                                          J.P. Morgan Chase
                                                                          organization complex.

Michael Ciotola;            Assistant Treasurer     Since 2003            Director of Financial
3435 Stelzer Rd.,                                                         Services of BISYS Fund
Columbus, OH 43219;                                                       Services, Inc. since
1968                                                                      January 2003; held various
                                                                          positions within BISYS
                                                                          since 1998.

Arthur A. Jensen;           Assistant Treasurer     Since 2001            Vice President of
3435 Stelzer Rd.,                                                         Financial Services of
Columbus, OH 43219;                                                       BISYS Fund Services, Inc.
1966                                                                      since June 2001; formerly
                                                                          Section Manager of
                                                                          Northern Trust Company and
                                                                          Accounting Supervisor at
                                                                          Allstate Insurance
                                                                          Company.

Martin R. Dean;             Assistant Treasurer     Since 2001            Vice President of
3435 Stelzer Rd.,                                                         Regulatory Services of
Columbus, OH 43219;                                                       BISYS Fund Services, Inc.
1963

Alaina Metz;                Assistant Secretary     Since 2001            Chief Administrative
3435Stelzer Rd.,                                                          Officer of BISYS Fund
Columbus,OH 43219;                                                        Services, Inc.; formerly,
1967                                                                      Supervisor of the Blue Sky
                                                                          Department of Alliance
                                                                          Capital Management, L.P.

Ryan M. Louvar;             Assistant Secretary      Since 2003           Counsel of Legal Services,
60 State Street,                                                          BISYS Fund Services, Inc.
Suite1300,                                                                since 2000; formerly
Boston, MA 02109;                                                         Attorney at Hill, Farrer &
1972                                                                      Burrill LLP from 1999 to
                                                                          2000 and Knapp Peterson
                                                                          Clarke, PC from 1997 to
                                                                          1999.

Lisa Hurley;                Assistant Secretary     Since 2001            Executive Vice President
60 State Street,                                                          and General Counsel of
Suite1300,                                                                BISYS Fund Services, Inc.
Boston, MA 02109;
1955

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

TAX LETTER - The Portfolio distributed long-term capital gains in the amount of $568,128.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]


JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

A list of portfolio holdings is available fifteen days after month end upon request. Please contact your JPMorgan Fleming representative or call 1-800-766-7722 to obtain further information.

JPMorgan Funds Fulfillment Center                                   PRSRT STD
    600 North Bedford Street                                      U.S. POSTAGE
  East Bridgewater, MA 02333                                          PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO

(C) J.P. Morgan Chase & Co., 2004 All rights reserved.                AN-BP-1203

JPMORGAN FUNDS


ANNUAL REPORT DECEMBER 31 2003

[GRAPHIC]

INTERNATIONAL EQUITY PORTFOLIO


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMORGAN FLEMING ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Fleming Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial advisor to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                                              1

JPMorgan International Equity Portfolio
Portfolio Commentary                                            2

Portfolio of Investments                                        5

Financial Statements                                            7

Notes to Financial Statements                                  10

Financial Highlights                                           16

HIGHLIGHTS

-  Military action and revival in corporate profits drive market recovery

-  Economies strengthen in US, Europe and Asia

-  Asian markets lead rally

-  Stock gains depend on earnings progression

Investments in a Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

PRESIDENT'S LETTER    FEBRUARY 17, 2004

   "BETTER-THAN-EXPECTED CORPORATE PROFITS, LOW INTEREST RATES, AND POSITIVE ECONOMIC DATA -- ALL HELPED TO SUSTAIN THE RALLY."

[PHOTO OF GEORGE C.W. GATCH]


DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan International Equity Portfolio. Inside, you'll find information detailing the performance of the Portfolio for the year ended December 31, 2003, along with a report from the Portfolio Manager.

PROFIT INCREASES END THREE-YEAR BEAR MARKET
While world markets declined throughout most of the first quarter of 2003 due to geo-political and economic uncertainty, by mid-March they began a rally that would continue until the end of the year. The rally began as coalition forces prepared to take military action in Iraq. It acquired momentum in the following months after utterances by the U.S. Federal Reserve confirming its determination to avoid deflation and to nurture growth (leading ultimately to a 1/4-point rate cut in late June). The easy monetary conditions adopted by the Bank of England and European Central Bank also helped, as did U.S. Congress's approval of the Bush administration's $350 billion package of tax cuts. By the fourth-quarter, there was a clear trend of recovering economic growth in the United States, Europe and Asia. Better-than-expected corporate profits, low interest rates, and positive economic data all helped to sustain the rally.

ASIAN MARKETS LEAD WHILE EUROPE LAGS
The rise in world markets was far from uniform. The broad-based MSCI EAFE Index, which tracks most foreign equity markets, rose during the year. This encompassed an exceptional +40.8% rise in the MSCI All Country Free Far East ex Japan Index, compared with a lesser appreciation in the MSCI Europe Index and the MSCI Japan Index. Buoyant global demand for technology stocks, robust China-led economic growth, and strong liquidity pushed Asian stocks higher. In Europe, there was some disappointment with economic and corporate profits growth, partly as a result of the Euro's strength. Recovery in Japan remains sluggish, but a little better than for much of the 1990s with operating profits and free cash flow surging. The market was boosted by aggressive foreign buying amid raised expectations for economic growth.

OUTLOOK
As we enter 2004, investors who stayed invested through the trough of the bear market have good reason to feel vindicated. The question now is whether equities will continue their upward path. Our view is that they will, although we do not anticipate gains of the same magnitude as 2003. In spite of the substantial rise in equities since March 2003, the combination of an appreciation in bond yields and abundant liquidity (which has kept short-term rates low), means equities still look attractive. We do not anticipate notable valuation appreciation in 2004, so stock gains will depend on genuine earnings progression.

IMPORTANT MERGER NEWS
As you may know, JPMorgan Chase and Bank One have agreed to combine forces by mid-2004, subject to approval of the Firms' shareholders and certain regulatory agencies. The merger is compelling both strategically and financially. The new JPMorgan Chase will have top-tier positions in both wholesale and retail financial services, an extensive client base and greater scale. And we will have an extraordinarily talented team that shares common values and a strong client orientation. All of us at JPMorgan Fleming Asset Management would like to thank you for your investment. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-348-4782.

Sincerely yours,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

AS OF DECEMBER 31, 2003                                              (UNAUDITED)

                            PORTFOLIO FACTS

                            Portfolio Inception                          1/3/95
                            Fiscal Year End                         DECEMBER 31
                            Net Assets as of 12/31/2003             $44,707,871
                            Primary Benchmark                   MSCI EAFE INDEX

Q: HOW DID THE PORTFOLIO PERFORM?

A: JPMorgan International Equity Portfolio (formerly JPMorgan International
   Opportunities Portfolio), which seeks high total return primarily from stocks outside the United States, rose 32.44% during the year ended December 31, 2003. This compares with an increase of 38.6% in the MSCI EAFE Index, the Portfolio's benchmark. Please note that on March 31, 2003, the Portfolio's benchmark was changed from the MSCI All-Country World Index Free (ex-U.S.), to the MSCI EAFE Index.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?

A: The Portfolio achieved a substantial absolute return in the year ended
   December 31, 2003, although it trailed the MSCI EAFE Index benchmark. Relative to the benchmark, the performance of its holdings was mixed. An unforeseen rise in the Japanese yen against the U.S. dollar hurt the relative performance of the Portfolio's blue chip Japanese exporters. At the same time, stock selection added value in a number of areas, particularly the oil sector.

   The greatest area of relative strength was the Energy sector, where being overweight the Brazilian oil stock Petroleo Brasileiro, and underweight the major European stocks, BP and Shell, proved to be a profitable strategy. Petroleo Brasileiro stock was trading on a considerably cheaper valuation than BP and Shell, and appreciated more with buoyant oil prices.

   Another strong performer was JFE Holdings, the Japanese steel and engineering company, which performed well as it achieved greater than expected post merger synergies, and benefited from a sharp increase in steel demand from China. In India, Reliance Industries was a beneficiary of rising global demand for raw materials. Its stock price rose sharply as its bulk chemical business was able to raise prices at a time when sales were increasing.

   But the Portfolio's overweight holdings in blue chip Japanese exporters detracted from relative performance as the strong yen presented them with the choice of accepting lower profits or raising their US dollar prices and damaging competitiveness. We were overweight Canon Inc, Sony Corp and Honda Motor Co.

   The greatest single detractor was Unilever, the Anglo-Dutch consumer products company, which cut its sales forecast twice in four months, in part because a new diet wooed dieters away from the group's SlimFast products. Another major detractor was Veolia Environnement, the French utilities group, which announced a first-half loss during September after writing down the value of its U.S. water assets.

Q: HOW WAS THE PORTFOLIO MANAGED?

A: In August 2003, a new JPMorgan Fleming international investment team was appointed to advise the Portfolio. In terms of investment style, the new team places a greater emphasis on the suitability of particular analytical measures to local markets. Risk tolerance against the benchmark is broadly the same.

                                                  ANNUAL REPORT DECEMBER 31 2003


                                                                     (UNAUDITED)


[CHART]

PERCENTAGE OF PORTFOLIO INVESTMENTS

United Kingdom                      25.0%
Japan                               19.5%
France                              13.5%
Switzerland                          8.3%
Germany                              7.2%
The Netherlands                      6.6%
Italy                                4.7%
Spain                                2.5%
Australia                            2.2%
South Korea                          2.2%
Belgium                              2.0%
Finland                              1.8%
Sweden                               1.4%
Hong Kong                            1.3%
Ireland                              1.0%
Other (below 1.0%)                   0.8%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Total SA (France)                4.4%
------------------------------------------
 2. ENI-Ente Nazionale
    Idrocarburi SPA (Italy)          3.7%
------------------------------------------
 3. Vodafone Group PLC
    (United Kingdom)                 3.7%
------------------------------------------
 4. GlaxoSmithKline PLC
    (United Kingdom)                 2.8%
------------------------------------------
 5. Novartis AG (Switzerland)        2.2%
------------------------------------------
 6. Nestle SA (Switzerland)          2.0%
------------------------------------------
 7. Tesco PLC
    (United Kingdom)                 2.0%
------------------------------------------
 8. Canon, Inc. (Japan)              1.9%
------------------------------------------
 9. Bayerische Motoren
    Werke AG (Germany)               1.9%
------------------------------------------
10. Roche Holding AG
    (Switzerland)                    1.9%
------------------------------------------

Top 10 equity holdings comprised 26.5% of the Portfolio's market value of investments ($11,707,978). As of December 31, 2003, the Portfolio held 90 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                           SINCE
                                                                       INCEPTION
                                          1 YEAR   3 YEARS   5 YEARS    (1/3/95)
-----------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO            32.44%   (4.36%)     0.12%       3.91%

[CHART]

LIFE OF PORTFOLIO PERFORMANCE (1/3/95 TO 12/31/03)

            JPMORGAN INTERNATIONAL   MSCI ALL COUNTRY WORLD    MSCI EAFE     LIPPER VARIABLE ANNUITY
              EQUITY PORTFOLIO        INDEX FREE (EX-U.S.)       INDEX     INTERNATIONAL FUNDS AVERAGE
    1/3/95         $ 10,000                $ 10,000            $ 10,000              $ 10,000
   1/31/95         $  9,850                $ 10,000            $ 10,000              $ 10,000
   2/28/95         $  9,640                $  9,946            $  9,971              $ 10,046
   3/31/95         $ 10,160                $ 10,508            $ 10,593              $ 10,329
   4/30/95         $ 10,430                $ 10,918            $ 10,991              $ 10,698
   5/31/95         $ 10,321                $ 10,869            $ 10,861              $ 10,840
   6/30/95         $ 10,231                $ 10,719            $ 10,671              $ 10,889
   7/31/95         $ 10,911                $ 11,326            $ 11,335              $ 11,468
   8/31/95         $ 10,582                $ 10,933            $ 10,904              $ 11,276
   9/30/95         $ 10,752                $ 11,120            $ 11,116              $ 11,487
  10/31/95         $ 10,601                $ 10,823            $ 10,817              $ 11,290
  11/30/95         $ 10,802                $ 11,078            $ 11,118              $ 11,411
  12/31/95         $ 11,238                $ 11,516            $ 11,566              $ 11,748
   1/31/96         $ 11,383                $ 11,674            $ 11,613              $ 12,032
   2/29/96         $ 11,446                $ 11,674            $ 11,653              $ 12,137
   3/31/96         $ 11,601                $ 11,893            $ 11,900              $ 12,342
   4/30/96         $ 11,871                $ 12,253            $ 12,246              $ 12,745
   5/31/96         $ 11,850                $ 12,069            $ 12,021              $ 12,762
   6/30/96         $ 12,006                $ 12,131            $ 12,088              $ 12,842
   7/31/96         $ 11,633                $ 11,728            $ 11,735              $ 12,397
   8/31/96         $ 11,747                $ 11,797            $ 11,761              $ 12,594
   9/30/96         $ 12,058                $ 12,090            $ 12,074              $ 12,839
  10/31/96         $ 12,161                $ 11,969            $ 11,951              $ 12,793
  11/30/96         $ 12,659                $ 12,431            $ 12,426              $ 13,346
  12/31/96         $ 12,719                $ 12,287            $ 12,266              $ 13,416
   1/31/97         $ 12,525                $ 12,060            $ 11,837              $ 13,394
   2/28/97         $ 12,699                $ 12,281            $ 12,031              $ 13,595
   3/31/97         $ 12,827                $ 12,255            $ 12,074              $ 13,626
   4/30/97         $ 12,938                $ 12,360            $ 12,138              $ 13,639
   5/31/97         $ 13,423                $ 13,122            $ 12,928              $ 14,424
   6/30/97         $ 14,040                $ 13,847            $ 13,641              $ 15,071
   7/31/97         $ 14,492                $ 14,126            $ 13,862              $ 15,510
   8/31/97         $ 13,533                $ 13,014            $ 12,826              $ 14,415
   9/30/97         $ 14,383                $ 13,719            $ 13,544              $ 15,335
  10/31/97         $ 13,159                $ 12,550            $ 12,503              $ 14,234
  11/30/97         $ 13,103                $ 12,393            $ 12,375              $ 14,150
  12/31/97         $ 13,411                $ 12,535            $ 12,483              $ 14,261
   1/31/98         $ 13,614                $ 12,910            $ 13,053              $ 14,598
   2/28/98         $ 14,360                $ 13,771            $ 13,891              $ 15,573
   3/31/98         $ 14,942                $ 14,248            $ 14,319              $ 16,402
   4/30/98         $ 15,158                $ 14,350            $ 14,432              $ 16,666
   5/31/98         $ 14,785                $ 14,089            $ 14,362              $ 16,734
   6/30/98         $ 14,546                $ 14,037            $ 14,471              $ 16,644
   7/31/98         $ 14,665                $ 14,170            $ 14,617              $ 16,860
   8/31/98         $ 12,201                $ 12,172            $ 12,806              $ 14,491
   9/30/98         $ 11,602                $ 11,916            $ 12,413              $ 13,943
  10/31/98         $ 13,027                $ 13,163            $ 13,706              $ 14,986
  11/30/98         $ 13,720                $ 13,870            $ 14,408              $ 15,766
  12/31/98         $ 14,045                $ 14,348            $ 14,976              $ 16,264
   1/31/99         $ 14,246                $ 14,333            $ 14,931              $ 16,483
   2/28/99         $ 13,819                $ 14,012            $ 14,575              $ 16,066
   3/31/99         $ 14,592                $ 14,688            $ 15,183              $ 16,650
   4/30/99         $ 15,294                $ 15,423            $ 15,798              $ 17,419
   5/31/99         $ 14,852                $ 14,698            $ 14,985              $ 16,724
   6/30/99         $ 15,671                $ 15,374            $ 15,569              $ 17,592
   7/31/99         $ 16,086                $ 15,735            $ 16,031              $ 18,091
   8/31/99         $ 16,247                $ 15,790            $ 16,091              $ 18,240
   9/30/99         $ 16,313                $ 15,898            $ 16,253              $ 18,327
  10/31/99         $ 16,743                $ 16,489            $ 16,863              $ 19,000
  11/30/99         $ 17,546                $ 17,149            $ 17,448              $ 20,583
  12/31/99         $ 19,194                $ 18,785            $ 19,015              $ 23,129
 1/31/2000         $ 18,042                $ 17,765            $ 17,807              $ 21,963
 2/29/2000         $ 18,681                $ 18,244            $ 18,286              $ 23,557
 3/31/2000         $ 18,778                $ 18,930            $ 18,996              $ 23,732
 4/30/2000         $ 17,967                $ 17,874            $ 17,997              $ 22,184
 5/31/2000         $ 17,591                $ 17,416            $ 17,557              $ 21,419
 6/30/2000         $ 18,441                $ 18,158            $ 18,244              $ 22,398
 7/31/2000         $ 17,884                $ 17,441            $ 17,480              $ 21,639
 8/31/2000         $ 18,175                $ 17,657            $ 17,632              $ 22,032
 9/30/2000         $ 17,132                $ 16,677            $ 16,773              $ 20,772
10/31/2000         $ 16,437                $ 16,147            $ 16,377              $ 20,026
11/30/2000         $ 15,658                $ 15,422            $ 15,763              $ 19,047
12/31/2000         $ 16,155                $ 15,950            $ 16,323              $ 19,723
 1/31/2001         $ 16,212                $ 16,189            $ 16,314              $ 19,852
 2/28/2001         $ 15,017                $ 14,907            $ 15,091              $ 18,309
 3/31/2001         $ 13,807                $ 13,853            $ 14,084              $ 16,901
 4/30/2001         $ 14,750                $ 14,795            $ 15,063              $ 18,062
 5/31/2001         $ 14,560                $ 14,386            $ 14,531              $ 17,555
 6/30/2001         $ 14,121                $ 13,834            $ 13,937              $ 16,928
 7/31/2001         $ 13,537                $ 13,527            $ 13,683              $ 16,449
 8/31/2001         $ 13,434                $ 13,191            $ 13,337              $ 16,011
 9/30/2001         $ 11,916                $ 11,792            $ 11,986              $ 14,300
10/31/2001         $ 12,296                $ 12,122            $ 12,293              $ 14,696
11/30/2001         $ 12,850                $ 12,676            $ 12,747              $ 15,294
12/31/2001         $ 13,062                $ 12,839            $ 12,822              $ 15,510
 1/31/2002         $ 12,413                $ 12,290            $ 12,141              $ 14,843
 2/28/2002         $ 12,325                $ 12,378            $ 12,226              $ 14,926
 3/31/2002         $ 13,004                $ 13,051            $ 12,887              $ 15,706
 4/30/2002         $ 13,162                $ 13,135            $ 12,972              $ 15,754
 5/31/2002         $ 13,384                $ 13,279            $ 13,137              $ 15,870
 6/30/2002         $ 12,657                $ 12,705            $ 12,614              $ 15,227
 7/31/2002         $ 11,279                $ 11,466            $ 11,369              $ 13,709
 8/31/2002         $ 11,368                $ 11,467            $ 11,343              $ 13,648
 9/30/2002         $ 10,020                $ 10,252            $ 10,125              $ 12,183
10/31/2002         $ 10,642                $ 10,801            $ 10,669              $ 12,819
11/30/2002         $ 11,205                $ 11,321            $ 11,153              $ 13,372
12/31/2002         $ 10,672                $ 10,955            $ 10,778              $ 12,910
 1/31/2003         $ 10,138                $ 10,571            $ 10,329              $ 12,393
 2/28/2003         $  9,871                $ 10,356            $ 10,092              $ 12,058
 3/31/2003         $  9,575                $ 10,155            $  9,894              $ 11,822
 4/30/2003         $ 10,544                $ 11,134            $ 10,864              $ 12,962
 5/31/2003         $ 11,173                $ 11,843            $ 11,522              $ 13,773
 6/30/2003         $ 11,412                $ 12,171            $ 11,801              $ 14,059
 7/31/2003         $ 11,651                $ 12,495            $ 12,087              $ 14,394
 8/31/2003         $ 11,905                $ 12,868            $ 12,378              $ 14,782
 9/30/2003         $ 12,174                $ 13,228            $ 12,759              $ 15,113
10/31/2003         $ 12,713                $ 14,085            $ 13,554              $ 16,035
11/30/2003         $ 13,146                $ 14,392            $ 13,855              $ 16,359
12/31/2003         $ 14,128                $ 15,492            $ 14,937              $ 17,468

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Equity Portfolio, MSCI All Country World Index Free (ex-U.S.), MSCI EAFE Index, and Lipper Variable Annuity International Funds Average from January 3, 1995 to December 31, 2003. The performance of the portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI All Country World Index Free (ex U.S.) is an unmanaged index that measures developed and emerging foreign stock market performance.

The MSCI EAFE Index is a replica (or model) of the world's equity markets, excluding the U.S. and Canada. The Lipper Variable Annuity International Funds Average describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Certain fees and expenses of the Portfolio are currently being waived and/or reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and difference in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to the additional risk of non-diversified "Regional" investing.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO


PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2003

SHARES     ISSUER                                                                       VALUE
---------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.9%

           COMMON STOCKS -- 99.9%

           AUSTRALIA -- 2.2%
  33,950   BHP Billiton LTD (f)                                                 $     309,022
   9,200   National Australia Bank LTD (f)                                            206,992
  25,610   News Corp., LTD (f)                                                        230,941
  22,280   Woodside Petroleum LTD (f)                                                 248,965
           ----------------------------------------------------------------------------------
                                                                                      995,920
           ----------------------------------------------------------------------------------

           BELGIUM -- 2.0%
  30,300   Dexia (f)                                                                  524,037
  16,930   Fortis (f)                                                                 341,930
           ----------------------------------------------------------------------------------
                                                                                      865,967
           ----------------------------------------------------------------------------------

           BRAZIL -- 0.5%
   4,100   Cia Vale do Rio Doce, ADR                                                  239,850

           FINLAND -- 1.8%
  45,581   Nokia OYJ (f)                                                              778,781

           FRANCE -- 13.4%
  11,950   Aventis SA (f)                                                             792,232
  27,150   AXA (f)                                                                    583,549
  11,438   BNP Paribas (f)                                                            722,749
  15,380   Compagnie de Saint-Gobain (f)                                              754,907
   9,730   Dassault Systemes SA (f)                                                   445,068
   2,478   Imerys SA                                                                  521,668
   1,795   Lafarge SA (f)                                                             160,497
  10,504   Total SA (f)                                                             1,948,886
           ----------------------------------------------------------------------------------
                                                                                    5,929,556
           ----------------------------------------------------------------------------------

           GERMANY -- 7.2%
   6,150   BASF AG (f)                                                                344,691
  17,954   Bayerische Motoren Werke AG                                                836,781
   7,110   Deutsche Bank AG (f)                                                       587,338
  22,130   Deutsche Post AG (f)                                                       455,920
   7,333   Schering AG                                                                371,460
   7,420   Siemens AG (f)                                                             594,832
           ----------------------------------------------------------------------------------
                                                                                    3,191,022
           ----------------------------------------------------------------------------------

           HONG KONG -- 1.3%
  41,000   Cheung Kong Holdings LTD (f)                                               326,520
  29,500   CLP Holdings LTD                                                           140,592
  96,500   MTR Corp., LTD (f)                                                         127,825
           ----------------------------------------------------------------------------------
                                                                                      594,937
           ----------------------------------------------------------------------------------

           IRELAND -- 1.0%
  30,820   Bank of Ireland (f)                                                  $     421,571

           ITALY -- 4.7%
  86,274   ENI-Ente Nazionale Idrocarburi SPA (f)                                   1,634,984
 215,649   Telecom Italia SPA * (f)                                                   439,295
           ----------------------------------------------------------------------------------
                                                                                    2,074,279
           ----------------------------------------------------------------------------------

           JAPAN -- 19.5%
  18,000   Canon, Inc. (f)                                                            855,976
  17,500   Chugai Pharmaceutical Co., LTD                                             251,633
  12,000   Fuji Photo Film Co., LTD (f)                                               391,980
   2,100   Hirose Electric Co., LTD (f)                                               241,677
  15,100   Honda Motor Co., LTD (f)                                                   678,301
   5,300   Hoya Corp. (f)                                                             487,326
  16,000   Kao Corp. (f)                                                              325,941
  23,000   Matsushita Electric Industrial Co., LTD (f)                                320,065
  29,000   Mitsubishi Corp. (f)                                                       309,134
      54   Mitsubishi Tokyo Financial Group, Inc. (f)                                 421,051
  76,000   Nikko Cordial Corp. (f)                                                    428,861
   3,900   Nintendo Co., LTD (f)                                                      364,028
      67   Nippon Telegraph & Telephone Corp. (f)                                     326,798
      38   Nippon Unipac Holding (f)                                                  196,486
     144   NTT DoCoMo, Inc. (f)                                                       329,286
   9,000   Secom Co., LTD (f)                                                         337,766
  18,000   Sharp Corp. (f)                                                            284,930
   8,500   Shin-Etsu Chemical Co., LTD (f)                                            348,966
   7,300   Sony Corp. (f)                                                             252,994
  58,000   Sumitomo Corp. (f)                                                         434,451
  12,400   Takeda Chemical Industries LTD (f)                                         493,221
   5,400   Takefuji Corp. (f)                                                         253,621
  10,600   Yamanouchi Pharmaceutical Co., LTD (f)                                     330,587
           ----------------------------------------------------------------------------------
                                                                                    8,665,079
           ----------------------------------------------------------------------------------

           RUSSIA -- 0.3%
   3,300   YUKOS, ADR                                                                 140,580

           SOUTH KOREA -- 2.2%
   1,630   Kookmin Bank * (f)                                                          61,727
   7,050   POSCO, ADR                                                                 239,489
   1,290   Samsung Electronics Co., LTD (f)                                           488,249
   9,602   SK Telecom Co., LTD, ADR                                                   179,077
           ----------------------------------------------------------------------------------
                                                                                      968,542
           ----------------------------------------------------------------------------------

SHARES     ISSUER                                                                       VALUE
---------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

           SPAIN -- 2.5%
  13,340   Altadis SA (f)                                                       $     378,012
  12,290   Banco Popular Espanol (f)                                                  734,664
           ----------------------------------------------------------------------------------
                                                                                    1,112,676
           ----------------------------------------------------------------------------------

           SWEDEN -- 1.4%
  81,610   Nordea AB (f)                                                              613,160

           SWITZERLAND -- 8.3%
  11,100   Holcim LTD                                                                 516,968
   3,520   Nestle SA (f)                                                              879,048
  21,102   Novartis AG (f)                                                            965,864
   8,299   Roche Holding AG (f)                                                       838,952
   3,238   Zurich Financial Services AG * (f)                                         468,068
           ----------------------------------------------------------------------------------
                                                                                    3,668,900
           ----------------------------------------------------------------------------------

           THE NETHERLANDS -- 6.6%
  31,220   ABN AMRO Holding NV (f)                                                    733,464
   3,597   Heineken Holding NV, Class A                                               123,091
   4,510   Heineken NV                                                                171,742
  22,289   ING Groep NV (f)                                                           521,646
  22,175   Koninklijke Philips Electronics NV (f)                                     648,728
  29,260   Reed Elsevier NV (f)                                                       362,849
  23,924   Wolters Kluwer NV                                                          374,190
           ----------------------------------------------------------------------------------
                                                                                    2,935,710
           ----------------------------------------------------------------------------------

           UNITED KINGDOM -- 25.0%
  50,420   Allied Domecq PLC (f)                                                      390,485
  93,227   Barclays PLC (f)                                                           836,264
 145,650   BG Group PLC (f)                                                           747,928
 108,345   Centrica PLC                                                               409,244
  49,640   Compass Group PLC (f)                                                      338,503
  47,520   GKN PLC (f)                                                                227,347
  53,955   GlaxoSmithKline PLC (f)                                                  1,245,340
  29,430   Intercontinental Hotels Group PLC                                          278,700
  80,790   Kingfisher PLC (f)                                                         404,372
  76,900   Morrison (WM.) Supermarkets PLC (f)                                        311,585
  60,420   National Grid Transco PLC (f)                                              434,778
  26,987   Reckitt Benckiser PLC (f)                                                  610,782
   8,529   Rio Tinto PLC (f)                                                          234,744
  22,619   Royal Bank of Scotland Group PLC (f)                                       667,821
  24,210   Standard Chartered PLC (f)                                                 400,822
 191,023   Tesco PLC                                                                  881,406
  40,270   The British Land Co., PLC (f)                                              421,786
 652,290   Vodafone Group PLC (f)                                                   1,620,741
  48,640   Wolseley PLC (f)                                                     $     688,307
           ----------------------------------------------------------------------------------
                                                                                   11,150,955
           ----------------------------------------------------------------------------------
           Total Common Stocks                                                     44,347,485
           (Cost $36,582,101)
           ----------------------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
---------------------------------------------------------------------------------------------
           CONVERTIBLE BOND -- 0.1%
           FRANCE -- 0.1%
$  1,327   AXA SA, 0.00%, 12/21/04 *
           (Cost $19,944)                                                              26,764
           Total Investments -- 100.0%                                          $  44,374,249
           (Cost $36,602,045)
           ----------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY INDUSTRY, DECEMBER 31, 2003

           INDUSTRY                                                % OF INVESTMENT SECURITIES
---------------------------------------------------------------------------------------------
           Banking                                                                       15.6%
           Pharmaceuticals                                                               11.9
           Oil & Gas                                                                     10.6
           Telecommunications                                                             8.3
           Food/Beverage Products                                                         6.3
           Electronics/Electrical Equipment                                               5.8
           Construction Materials                                                         4.4
           Automotive                                                                     3.9
           Insurance                                                                      3.6
           Distribution                                                                   3.2
           Consumer Products                                                              3.0
           Financial Services                                                             2.3
           Utilities                                                                      2.2
           Office/Business Equipment                                                      1.9
           Metals/Mining                                                                  1.8
           Real Estate                                                                    1.7
           Chemicals                                                                      1.6
           Retailing                                                                      1.6
           Multi-Media                                                                    1.4
           Diversified                                                                    1.3
           Transportation                                                                 1.3
           Health Care/Health Care Services                                               1.1
           Computer Software                                                              1.0
           Other (less than 1%)                                                           4.2
           ----------------------------------------------------------------------------------
                                                                                        100.0%
           ----------------------------------------------------------------------------------

Abbreviations:

*     -- Non-income producing security.
ADR   -- American Depositary Receipt.
(f) -- Fair valued investment. The following are approximately the market value and percentage of the investments that are fair valued
         (See note 2).

         MARKET VALUE          PERCENTAGE
         --------------------------------
         $ 38,671,014               87.2%

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                      AS OF DECEMBER 31, 2003

ASSETS:

Investment securities, at value                                                 $  44,374,249
Cash                                                                                  666,026
Foreign currency, at value                                                            200,434
Receivables:
    Investment securities sold                                                         55,258
    Shares of beneficial interest sold                                                 10,207
    Interest and dividends                                                             58,609
    Foreign tax reclaim                                                                48,384
    Expense reimbursements                                                              1,459
---------------------------------------------------------------------------------------------
Total Assets                                                                       45,414,626
---------------------------------------------------------------------------------------------

LIABILITIES:

Payables:
    Investment securities purchased                                                   109,917
    Shares of beneficial interest
    redeemed                                                                          487,022
 Accrued liabilities:
    Investment advisory fees                                                           21,891
    Custodian fees                                                                     20,492
    Trustees' fees                                                                        221
    Other                                                                              67,212
---------------------------------------------------------------------------------------------
Total Liabilities                                                                     706,755
---------------------------------------------------------------------------------------------
NET ASSETS:                                                                     $  44,707,871
---------------------------------------------------------------------------------------------

NET ASSETS:

Paid in capital                                                                    46,761,892
Accumulated undistributed
(overdistributed) net investment income                                               296,410
Accumulated net realized gain (loss)
on investments, futures
and foreign exchange transactions                                                 (10,133,082)
Net unrealized appreciation
(depreciation) of investments, futures
and foreign exchange translations                                                   7,782,651
---------------------------------------------------------------------------------------------
Total Net Assets                                                                $  44,707,871
---------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
(no par value; unlimited
number of shares authorized):                                                       4,729,042
Net asset value, redemption and
offering price per share:                                                       $        9.45
Cost of investments                                                             $  36,602,045
Cost of foreign currency                                                        $     201,723
---------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:

Dividend                                                                        $     590,151
Interest                                                                                3,187
Foreign taxes withheld                                                                (71,758)
---------------------------------------------------------------------------------------------
Total investment income                                                               521,580
---------------------------------------------------------------------------------------------

EXPENSES:

Investment advisory fees                                                              165,248
Custodian fees                                                                        127,411
Printing and postage                                                                   25,442
Professional fees                                                                      76,359
Transfer agent fees                                                                    20,939
Trustees' fees                                                                          6,611
Other                                                                                   9,261
---------------------------------------------------------------------------------------------
Total expenses                                                                        431,271
---------------------------------------------------------------------------------------------
Less expense reimbursements                                                           100,893
---------------------------------------------------------------------------------------------
    Net expenses                                                                      330,378
---------------------------------------------------------------------------------------------
Net investment income                                                                 191,202
---------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on transactions from:
    Investments                                                                      (625,692)
    Futures                                                                            20,283
    Foreign currency translations                                                      67,623
Change in net unrealized
appreciation/depreciation of:
    Investments                                                                     9,744,859
    Futures                                                                            16,649
    Foreign currency translations                                                      40,590
---------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss)
on investments, futures and foreign
exchange transactions                                                               9,264,312
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                                                 $   9,455,514
---------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS                     FOR THE PERIODS INDICATED

                                                                                 YEAR ENDED      YEAR ENDED
                                                                                  12/31/03        12/31/02
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

Net investment income                                                           $     191,202    $    235,524
Net realized gain (loss) on investments,
futures and foreign exchange
transactions                                                                         (537,786)     (4,180,220)
Change in net unrealized appreciation/
depreciation of investments, futures
and foreign currency translations                                                   9,802,098        (182,917)
-------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                                                 9,455,514      (4,127,613)
-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income                                                                (177,010)       (103,641)
-------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                              (177,010)       (103,641)
-------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:

Proceeds from shares issued                                                        36,216,988      35,596,658
Dividends reinvested                                                                  177,010         103,641
Cost of shares redeemed                                                           (21,256,503)    (36,035,876)
Increase (decrease) from capital share
transactions                                                                       15,137,495        (335,577)
-------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in
    net assets                                                                     24,415,999      (4,566,831)
-------------------------------------------------------------------------------------------------------------

NET ASSETS:

Beginning of period                                                                20,291,872      24,858,703
End of period                                                                   $  44,707,871    $ 20,291,872
-------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net investment income                                         $     296,410    $    183,319
-------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS:

Issued                                                                              4,640,598       4,565,320
Reinvested                                                                             25,109          11,567
Redeemed                                                                           (2,754,653)     (4,567,578)
-------------------------------------------------------------------------------------------------------------
    Change in Shares                                                                1,911,054           9,309
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

JPMorgan International Equity Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as amended, as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

The Portfolio was formerly named JPMorgan International Opportunities Portfolio. The name change went into effect on July 31, 2003.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested.

2. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities (other than convertible bonds) with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its Portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio's advisor, J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indices, securities, and exchange rates in other markets, in other markets in determining fair value as of the time a Portfolio calculates its net asset value.

B. FUTURES CONTRACTS -- When the Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities.

                                                  ANNUAL REPORT DECEMBER 31 2003

Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing the Portfolio to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss.

The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

C. FOREIGN CURRENCY TRANSLATIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates and are reported in the Statement of Operations.

Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Portfolio's exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of December 31, 2003, The Portfolio had no outstanding forward foreign currency exchange contracts.

E. RESTRICTED AND ILLIQUID SECURITIES -- The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

F. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

G. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

H. FEDERAL INCOME TAXES -- It is the Porfolio's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

I. FOREIGN TAXES -- The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal income tax-basis treatment.

The following amounts were reclassified within the capital accounts:

                                                                                  ACCUMULATED       ACCUMULATED
                                                                                UNDISTRIBUTED      NET REALIZED
                                                             PAID-IN        (OVERDISTRIBUTED)       GAIN (LOSS)
                                                             CAPITAL    NET INVESTMENT INCOME    ON INVESTMENTS
                                                                $ --                 $ 98,899        $ (98,899)

The reclassification for the Portfolio primarily relates to the character for tax purposes of foreign currency gains and losses and passive foreign investment company sales.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. ("JPMIM" or "Advisor") acts as the investment adviser to the Portfolio.

Prior to October 1, 2003, JPMIM was a wholly owned subsidiary of J.P. Morgan Chase & Co. On October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings Inc, which is a wholly owned subsidiary of J.P. Morgan Chase & Co. The investment advisory services and personnel providing investment advice have not changed as a result of the ownership change. The ownership change did not constitute an assignment under the 1940 Act or the Investment Advisers Act of 1940. The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.60% of the Portfolio's average daily net assets.

The Portfolios may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to waive and/or reimburse its advisory fee from the Portfolios in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees related to each Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administrative Services Agreement, the Portfolio has agreed to pay the Administrator a fee of 0.60% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian, professional and transfer agent fees, printing and postage, and expenses of the Trustees. In accordance with the Agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administrator's fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.60%.

BISYS Fund Services, L.P. ("BISYS") serves as the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

C. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio accounting and custody services for the Portfolio. Compensation for such services is presented in the Statement of Operations as Custodian Fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations. Compensation for such services is paid by the Administrator pursuant to the Administrative Services Agreement.

D. OTHER -- Certain officers of the Trust are officers of J.P.Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the advisor.

The Portfolio may use related party brokers. For the year ended December 31, 2003, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each Portfolio to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. INVESTMENT TRANSACTIONS

For the year ended December 31, 2003, purchases and sales of investments (excluding short-term investments) were as follows:

                                               PURCHASES               SALES         PURCHASES            SALES
                                         (EXCLUDING U.S.     (EXCLUDING U.S.           OF U.S.          OF U.S.
                                             GOVERNMENT)         GOVERNMENT)        GOVERNMENT       GOVERNMENT
                                            $ 48,523,951        $ 32,266,184             $ --              $ --

5. FEDERAL INCOME TAXES

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2003 were as follows:

                                                                       GROSS            GROSS    NET UNREALIZED
                                               AGGREGATE          UNREALIZED       UNREALIZED      APPRECIATION
                                                    COST        APPRECIATION     DEPRECIATION    (DEPRECIATION)
                                            $ 36,826,147         $ 7,890,614      $ (342,512)       $ 7,548,102

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002, respectively, were as follows:

                                                                    ORDINARY        LONG-TERM             TOTAL
                                                                      INCOME     CAPITAL GAIN     DISTRIBUTIONS
YEAR ENDED
December 31, 2003                                                  $ 177,010             $ --         $ 177,010
December 31, 2002                                                    103,641               --           103,641

At December 31, 2003, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current distributable ordinary income                                                              $    296,410
Plus/Less: cumulative timing  differences                                                                    --
Undistributed ordinary income or
(overdistribution of ordinary income)                                                                   296,410
Current distributable long-term capital
gain or (tax basis capital loss carryover)                                                           (9,908,980)
Plus/Less: cumulative timing differences                                                                     --
Undistributed long-term gains/
accumulated capital loss                                                                             (9,908,980)
Unrealized appreciation (depreciation)                                                             $  7,558,549

For the Portfolio, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributed to wash sales.

At December 31, 2003, the Portfolio had capital loss carryovers, which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

                                    EXPIRATION
           AMOUNT                      DATE
         $ 3,919,243                 12/31/09
           4,916,854                 12/31/10
           1,072,883                 12/31/11
         $ 9,908,980

Capital and currency losses incurred after October 31, within the Portfolio's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolio did not incur any post-October realized capital losses or currency losses.

6. CONCENTRATIONS AND INDEMNIFICATIONS

As of December 31, 2003, substantially all of the Portfolio's net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of December 31, 2003, the Portfolio invested approximately 25.0% of its total investments in the United Kingdom.

From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

As of December 31, 2003, one unitholder owned 42% of the Portfolio.

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

7. SUBSEQUENT EVENT

On January 14, 2004, J.P. Morgan Chase and Co. and Bank One Corp. announced they have entered into an agreement and plan of merger. The merger is subject to the approval of the shareholders of both institutions as well as U.S. federal and state and foreign regulatory authorities. Completion of the transaction is expected to occur in mid-2004.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO^


FINANCIAL HIGHLIGHTS

                                                       YEAR           YEAR           YEAR           YEAR           YEAR
                                                       ENDED          ENDED          ENDED          ENDED          ENDED
                                                     12/31/03       12/31/02       12/31/01       12/31/00       12/31/99
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period                 $     7.20    $     8.85     $    11.35     $    13.83     $    10.52

INCOME FROM INVESTMENT OPERATIONS:

    Net investment income                                  0.03          0.08           0.09          (0.01)          0.11
    Net gains or losses on securities
    (both realized and unrealized)                         2.28         (1.69)         (2.24)         (2.18)          3.71
--------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                       2.31         (1.61)         (2.15)         (2.19)          3.82
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

    Dividends from net investment income                   0.06          0.04           0.09           0.04           0.11
    Distributions from capital gains                         --            --           0.26           0.25           0.40
--------------------------------------------------------------------------------------------------------------------------
    Total distributions                                    0.06          0.04           0.35           0.29           0.51
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $     9.45    $     7.20     $     8.85     $    11.35     $    13.83
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                              32.44%       (18.31%)       (19.14%)       (15.84%)        36.66%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (in thousands)         $   44,708    $   20,292     $   24,859     $   27,780     $   22,304

RATIOS TO AVERAGE NET ASSETS:

    Net expenses                                           1.20%         1.20%          1.20%          1.20%          1.20%

    Net investment income                                  0.69%         1.04%          0.88%          0.65%          0.85%

    Expenses without waivers,
    reimbursements and earnings credits                    1.56%         1.52%          1.40%          1.73%          1.98%

    Net investment income without
    waivers, reimbursements and
    earnings credits                                       0.33%         0.72%          0.68%          0.12%          0.07%

PORTFOLIO TURNOVER RATE                                     123%           86%            82%            88%            66%
--------------------------------------------------------------------------------------------------------------------------

^ Formerly International Opportunities Portfolio.


                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO


REPORT OF INDEPENDENT AUDITORS


To the Trustees of J.P. Morgan Series Trust II and Shareholders of JPMorgan International Equity Portfolio
(formerly, JPMorgan International Opportunities Portfolio)


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Equity Portfolio (one of the series constituting J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 24, 2004

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)


The following tables contain basic information regarding the Trustees and Officers, respectively that oversee operations of the Trust.

                          POSITION                                              NUMBER OF             OTHER
                          HELD WITH                     PRINCIPAL               PORTFOLIOS IN         DIRECTORSHIPS
                          JPMORGAN    TERM OF OFFICE    OCCUPATIONS             JPMORGAN FUND         HELD OUTSIDE
NAME, CONTACT ADDRESS     FUND        AND LENGTH OF     DURING PAST             COMPLEX OVERSEEN      JPMORGAN FUND
AND YEAR OF BIRTH         COMPLEX     TIME SERVED       5 YEARS                 BY TRUSTEE            COMPLEX
------------------------------------------------------------------------------------------------------------------------
Cheryl Ballenger;         Trustee     2 years           Mathematics             7                     None
522 Fifth Avenue,                                       Teacher, Round Lake
New York, NY 10036;                                     High School;
1956                                                    formerly Executive
                                                        Vice President and
                                                        Chief Financial
                                                        Officer, Galileo
                                                        International, Inc.

John R. Rettberg;         Trustee     8 years           Retired; formerly       7                     Director of Enalasys,
522 Fifth Avenue,                                       Corporate Vice                                Corp., Pepperdine
New York, NY 10036;                                     President and                                 University, and VLPS
1937                                                    Treasurer, Northrop                           Lighting Services, Inc.
                                                        Grumman
                                                        Corporation

John F. Ruffle;           Trustee     8 years           Retired; formerly       7                     Trustee, the John
522 Fifth Avenue,                                       Director and Vice                             Hopkins University and
New York, NY 10036;                                     Chairman, J.P.                                Director of American
1937                                                    Morgan Chase & Co.                            Shared Hospital
                                                                                                      Services

Kenneth Whipple, Jr.;     Trustee     8 years           Chairman and CEO,       7                     Director of CMS Energy
522 Fifth Avenue,                                       CMS Energy;                                   Corporation, Consumers
New York, NY 10036;                                     formerly Executive                            Energy Company and
1934                                                    Vice President, Ford                          AB Volvo
                                                        Motor Company;
                                                        President, Ford
                                                        Financial Services
                                                        Group; Chairman&
                                                        CEO, Ford Motor
                                                        Credit Company

                                                  ANNUAL REPORT DECEMBER 31 2003

                          POSITIONS HELD                     TERM OF OFFICE
NAME, CONTACT ADDRESS     WITH EACH                          AND LENGTH OF      PRINCIPAL OCCUPATIONS
AND YEAR OF BIRTH         JPMORGAN TRUST                     TIME SERVED        DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
George Gatch;             President                          Since 2001         Managing Director, J.P. Morgan Investment
522 Fifth Avenue,                                                               Management Inc. (JPMIM); Head of J.P. Morgan
New York, NY 10036;                                                             Fleming's U.S. Mutual Funds and Financial
1962                                                                            Intermediaries Business ("FFI"); he has held
                                                                                numerous positions throughout the firm in business
                                                                                management, marketing and sales.

Patricia A. Maleski;      Treasurer                          Since 2003         Vice President, JPMIM.; Head of FFI and U.S.
522 Fifth Avenue,                                                               Institutional Funds Administration and Board
New York, NY 10036;                                                             Liaison. Prior to joining J.P. Morgan Chase in
1960                                                                            2001, she was the Vice President of Finance for
                                                                                the Pierpont Group, Inc., a service provider to
                                                                                the board of trustees of the heritage JPMorgan
                                                                                Funds.

Sharon J. Weinberg;       Secretary                          Since 2001         Managing Director, JPMIM; since joining J.P.
522 Fifth Avenue,                                                               Morgan Chase in 1996, she has held numerous
New York, NY 10036;                                                             positions throughout the asset management business
1959                                                                            in mutual funds marketing, legal and product
                                                                                development.

Stephen M. Ungerman;      Vice President and Assistant       Since 2001         Vice President, JPMIM; Business Head for Vehicle
522 Fifth Avenue,         Treasurer                                             Services Group within Fund Administration; prior
New York, NY 10036;                                                             to joining J.P. Morgan Chase in 2000, he held a
1953                                                                            number of senior management positions in
                                                                                Prudential Insurance Co. of America's asset
                                                                                management business, including Associate General
                                                                                Counsel, Tax Director and Co-head of Fund
                                                                                Administration Department; Mr. Ungerman was also
                                                                                the Assistant Treasurer of all mutual funds
                                                                                managed by Prudential.

Judy R. Bartlett;         Vice President and Assistant       Since 2001         Vice President and Assistant General Counsel,
522 Fifth Avenue,         Secretary                                             JPMIM, since September 2000; from August 1998
New York, NY 10036;                                                             through August 2000, she was an attorney at New
1965                                                                            York Life Insurance Company where she served as
                                                                                Assistant Secretary for the Mainstay Funds.

Joseph J. Bertini;        Vice President and Assistant       Since 2001         Vice President and Assistant General Counsel,
522 Fifth Avenue,         Secretary                                             JPMIM.
New York, NY 10036;
1965

Wayne H. Chan;            Vice President and Assistant       Since 2003         Vice President and Assistant General Counsel,
522 Fifth Avenue,         Secretary                                             JPMIM, since September 2002; Mr. Chan was an
New York, NY 10036;                                                             associate at the law firm of Shearman and Sterling
1965                                                                            LLP from May 2001 through September 2002; Swidler
                                                                                Berlin Shereff Friedman LLP from June 1999 through
                                                                                May 2001 and Whitman Breed Abbott & Morgan LLP
                                                                                from September 1997 through May 1999.

                          POSITIONS HELD                     TERM OF OFFICE
NAME, CONTACT ADDRESS     WITH EACH                          AND LENGTH OF      PRINCIPAL OCCUPATIONS
AND YEAR OF BIRTH         JPMORGAN TRUST                     TIME SERVED        DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Smith;          Vice President and Assistant       Since 2002         Managing Director, Head of Compliance for
522 Fifth Avenue,         Secretary                                             J.P. Morgan Chase & Co.'s asset management
New York, NY 10036;                                                             business in the Americas.
1955

Paul M. DeRusso;          Assistant Treasurer                Since 2001         Vice President, JPMIM; Manger of the
522 Fifth Avenue,                                                               Budgeting and Expense Group of Funds
New York, NY 10036;                                                             Administration Group.
1954

Lai Ming Fung;            Assistant Treasurer                Since 2001         Associate, JPMIM; Budgeting Analyst for the
522 Fifth Avenue,                                                               Budgeting and Expense Group of Funds
New York, NY 10036;                                                             Administration Group.
1974

Mary D. Squires;          Assistant Treasurer                Since 2001         Vice President, JPMIM; Ms. Squires has held
522 Fifth Avenue,                                                               numerous financial and operations positions
New York, NY 10036;                                                             supporting the J.P. Morgan Chase organization
1955                                                                            complex.

Michael Ciotola;          Assistant Treasurer                Since 2003         Director of Financial Services of BISYS Fund
3435 Stelzer Rd.,                                                               Services, Inc. since January2003; held
Columbus, OH 43219;                                                             various positions within BISYS since 1998.
1968

Arthur A. Jensen;         Assistant Treasurer                Since 2001         Vice President of Financial Services of BISYS
3435 Stelzer Rd.,                                                               Fund Services, Inc. since June2001; formerly
Columbus, OH 43219;                                                             Section Manager of Northern Trust Company and
1966                                                                            Accounting Supervisor at Allstate Insurance
                                                                                Company.

Martin R. Dean;           Assistant Treasurer                Since 2001         Vice President of Regulatory Services of
3435 Stelzer Rd.,                                                               BISYS Fund Services, Inc.
Columbus, OH 43219;
1963

Alaina Metz;              Assistant Secretary                Since 2001         Chief Administrative Officer of BISYS Fund
3435 Stelzer Rd.,                                                               Services, Inc.; formerly, Supervisor of the
Columbus, OH 43219;                                                             Blue Sky Department of Alliance Capital
1967                                                                            Management, L.P.

Ryan M. Louvar;           Assistant Secretary                Since 2003         Counsel of Legal Services, BISYS Fund
60 State Street,                                                                Services, Inc. since 2000; formerly Attorney
Suite 1300,                                                                     at Hill, Farrer & Burrill LLP from 1999 to
Boston, MA 02109;                                                               2000 and Knapp Peterson Clarke, PC from 1997
1972                                                                            to 1999.

Lisa Hurley;              Assistant Secretary                Since 2001         Executive Vice President and General Counsel
60 State Street,                                                                of BISYS Fund Services, Inc.
Suite 1300,
Boston, MA 02109;
1955

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]


JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

A list of portfolio holdings is available fifteen days after month end upon request. Please contact your JPMorgan Fleming representative or call 1-800-766-7722 to obtain further information.

JPMorgan Funds Fulfillment Center                                   PRSRT STD
    600 North Bedford Street                                      U.S. POSTAGE
   East Bridgewater, MA 02333                                         PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2004 All rights reserved.               AN-IEP-1203

JPMORGAN FUNDS

ANNUAL REPORT DECEMBER 31 2003

[GRAPHIC]

MID CAP VALUE PORTFOLIO

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMORGAN FLEMING ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Fleming Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial advisor to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                                  1

JPMorgan Mid Cap Value Portfolio
Portfolio Commentary                                2

Portfolio of Investments                            5

Financial Statements                                8

Notes to Financial Statements                      11

Financial Highlights                               16

HIGHLIGHTS

- MILITARY ACTION IN IRAQ AND REVIVAL IN CORPORATE PROFITS DRIVE MARKET RECOVERY

- ECONOMY GROWTH SURPRISINGLY STRONG

- TECHNOLOGY STOCKS AND SMALL CAPS OUTPERFORM

- POSITIVE BACKDROP FOR EQUITIES

Investments in a Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN MID CAP VALUE PORTFOLIO

PRESIDENT'S LETTER FEBRUARY 17, 2004

   "BETTER-THAN-EXPECTED CORPORATE PROFITS, LOW INTEREST RATES, AND POSITIVE ECONOMIC DATA -- ALL HELPED TO SUSTAIN THE RALLY."

[PHOTO OF GEORGE C.W. GATCH]

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan Mid Cap Value Portfolio. Inside, you'll find information detailing the performance of the Portfolio during the year ended December 31, 2003, along with a report from the Portfolio Manager.

PROFIT INCREASES END THREE-YEAR BEAR MARKET

While the market declined throughout most of the first quarter of 2003 due to geo-political and economic uncertainty, by mid-March it began a rally that would continue until the end of the year. The rally began as coalition forces prepared to take military action in Iraq, and acquired momentum in the following months. Statements by the U.S. Federal Reserve confirming its determination to avoid deflation and to nurture growth (leading ultimately to a 1/4-point rate cut in late June) fuelled the rally. In addition, Congress approved the Bush administration's $350 billion package of tax cuts in an attempt to boost consumer demand. By the fourth-quarter, there was a clear trend of recovering economic growth, with third-quarter GDP growth reported at a surprisingly buoyant 7.2%. Better-than-expected corporate profits, low interest rates, and positive economic data -- including evidence of manufacturing growth and increased business spending -- all helped to sustain the rally.

DIVERGENT PERFORMANCES

The market's rise was far from uniform, however. While the broad-based S&P 500 Index rose 28.7% during the year, the greatest gains were among the technology and small cap stocks that surged on a wave of market liquidity. The technology-laden NASDAQ climbed 50.8% and the Russell 2000 Index of small stocks 47.3%. What the indices do not show is that the strongest risers of all were the low quality, non-earning stocks that many investors had chosen not to own in the bear market, and the micro-cap stocks with limited free floats. For some fund managers, this was a year when great gains were made for investors, although it could sometimes be difficult to outperform certain benchmark indices. Generally, fund managers prefer to invest in the higher quality stocks, with sustainable earnings growth, which tend to outperform over time.

OUTLOOK

As we enter 2004, investors who stayed invested through the trough of the bear market have good reason to feel vindicated. The question now is whether equities will continue their upward path. Our view is that they will, although we do not anticipate gains of the same magnitude as 2003. From an economic perspective, there is a hint of a `Goldilocks' economy (not too hot, not too cold, but just right), with a healthy combination of strong earnings growth and low inflation. Furthermore, election years have historically seen substantial rises in equity prices, with small company stocks outperforming. In this case, 2003's enormous fiscal and monetary stimulus has primed the economy.

IMPORTANT MERGER NEWS

As you may know, JPMorgan Chase and Bank One have agreed to combine forces by mid-2004, subject to approval of the Firms' shareholders and certain regulatory agencies. The merger is compelling both strategically and financially. The new JPMorgan Chase will have top-tier positions in both wholesale and retail financial services, an extensive client base and greater scale. And we will have an extraordinarily talented team that shares common values and a strong client orientation.

All of us at JPMorgan Fleming Asset Management would like to thank you for your investment. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-348-4782.

Sincerely,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN MID CAP VALUE PORTFOLIO

AS OF DECEMBER 31, 2003                                              (Unaudited)

PORTFOLIO FACTS

                                Portfolio Inception                    9/28/2001
                                Fiscal Year End                      DECEMBER 31
                                Net Assets as of 12/31/2003          $29,365,072
                                Primary Benchmark                 RUSSELL MIDCAP
                                                                     VALUE INDEX

Q: HOW DID THE PORTFOLIO PERFORM?

A: JPMorgan Mid Cap Value Portfolio, which seeks to provide growth from capital appreciation from a portfolio of mid cap value stocks, rose 29.63% in the year ended December 31, 2003. This compares with a gain of 38.1% for the Russell Mid Cap Value Index, the Portfolio's benchmark.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?

A: Although the Portfolio participated in the market's climb, results trailed the benchmark for the period. In a period when all sectors of the Portfolio and benchmark registered gains, it was the more aggressive, high beta stocks that led the benchmark higher. The Portfolio's underweight position in the Information Technology sector and large cash position were the primary drags on performance. Additionally, the Portfolio's Consumer Discretionary holdings, which rose sharply during the period, underperformed their benchmark peer group.

   On the plus side many of the Portfolio's core financial service holdings performed well during the year as improving economic conditions, net interest margin stabilization, rebounding equity markets and expectations of industry consolidation aided the sector. The asset managers have enjoyed the vibrant recovery, and the regional banks and mortgage companies also managed to keep pace. In particular, Golden West Financial, MGIC Investment, T. Rowe Price, North Fork Bancorp, and TCF Financial were amongst the top contributor's to the Portfolio's total return during the year.

   Despite strong performance, a few of the Portfolio's holdings did not fare well. The top detractor to the Portfolio's total return was Roper Industries, which announced a corporate reorganization, and experienced shipment delays to its largest customer and weakness in its downstream oil and gas markets earlier in the year. As a result of these issues we sold our position in the company before the market recovery.

Q: HOW WAS THE PORTFOLIO MANAGED?

A: Despite the Portfolio's solid gains for the period, performance relative to the market was somewhat muted by lack of exposure to the highly cyclical and/or highly leveraged segments of the market that were the driving force behind the rally in U.S. equities in 2003. As is often the case, our overriding focus on quality and value-- which generally leads us to avoid investments in highly cyclical and leveraged companies-- works to smooth out portfolio performance at sharp inflection points in the market such as the one just experienced. The Portfolio's return was ahead of the gain by the broad stock market as measured by the S&P 500 Index.

                                                  ANNUAL REPORT DECEMBER 31 2003

                                                                     (UNAUDITED)

[CHART]

PERCENTAGE OF PORTFOLIO INVESTMENTS

Finance & Insurance                           26.3%
Consumer Goods & Services                     23.7%
Industrial Products & Services                13.2%
Energy                                         8.6%
Technology                                     7.5%
Telecommunications                             4.5%
REITs                                          4.4%
Utilities                                      4.4%
Health Services & Systems                      3.2%
Short-Term Investments                         3.0%
Pharmaceuticals                                1.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Kinder Morgan, Inc.                        2.6%
 2. VF Corp.                                   2.5%
 3. Golden West Financial Corp.                2.5%
 4. AutoZone, Inc.                             2.4%
 5. Wilmington Trust Corp.                     2.2%
 6. Gannett Co., Inc.                          2.1%
 7. Outback Steakhouse, Inc.                   2.1%
 8. North Fork Bancorporation, Inc.            2.0%
 9. MGIC Investment Corp.                      2.0%
10. Devon Energy Corp.                         2.0%

Top 10 equity holdings comprised 22.4% of the Portfolio's market value of investments ($6,576,752). As of December 31, 2003, the Portfolio held 90 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                               SINCE
                                           INCEPTION
                             1 YEAR        (9/28/01)
----------------------------------------------------
MID CAP VALUE PORTFOLIO      29.63%           18.04%

[CHART]

LIFE OF PORTFOLIO PERFORMANCE (9/28/01 TO 12/31/03)

              JPMORGAN MID CAP      RUSSELL MIDCAP VALUE    LIPPER VARIABLE
            VALUE PORTFOLIO INDEX        INDEX              ANNUITY MID-CAP VALUE FUNDS INDEX
 9/28/2001       $   10,000              $   10,000            $   10,000
 9/30/2001       $   10,000              $   10,000            $   10,000
10/31/2001       $   10,033              $   10,053            $   10,245
11/30/2001       $   10,600              $   10,757            $   10,950
12/31/2001       $   11,127              $   11,203            $   11,426
 1/31/2002       $   11,127              $   11,316            $   11,422
 2/28/2002       $   11,414              $   11,500            $   11,537
 3/31/2002       $   11,860              $   12,087            $   12,143
 4/30/2002       $   12,090              $   12,079            $   12,121
 5/31/2002       $   12,251              $   12,061            $   12,000
 6/30/2002       $   11,553              $   11,523            $   11,253
 7/31/2002       $   10,814              $   10,395            $   10,209
 8/31/2002       $   11,089              $   10,515            $   10,245
 9/30/2002       $   10,425              $    9,453            $    9,424
10/31/2002       $   11,056              $    9,754            $    9,756
11/30/2002       $   11,451              $   10,368            $   10,343
12/31/2002       $   11,217              $   10,122            $   10,001
 1/31/2003       $   11,036              $    9,841            $    9,747
 2/28/2003       $   10,875              $    9,678            $    9,518
 3/31/2003       $   11,002              $    9,711            $    9,478
 4/30/2003       $   11,712              $   10,449            $   10,152
 5/31/2003       $   12,500              $   11,368            $   10,996
 6/30/2003       $   12,547              $   11,448            $   11,133
 7/31/2003       $   12,884              $   11,804            $   11,468
 8/31/2003       $   13,180              $   12,223            $   11,898
 9/30/2003       $   13,065              $   12,128            $   11,794
10/31/2003       $   13,813              $   13,018            $   12,606
11/30/2003       $   14,115              $   13,395            $   12,965
12/31/2003       $   14,541              $   13,974            $   13,455

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Portfolio commenced operations on 9/28/01.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Mid Cap Value Portfolio, Russell MidCap Value Index and Lipper Variable Annuity Mid-Cap Value Funds Index from September 28, 2001 to December 31, 2003. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Value Index is an unmanaged, capitalization weighted, price only index that measures the performance of those companies included in the Russell MidCap Index that have lower price-to-book ratios and lower forecasted growth rates. The Lipper Variable Annuity Mid-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Certain fees and expenses of the Portfolio are currently being waived and/or reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2003

SHARES     ISSUER                                                                      VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 97.0%

           COMMON STOCKS -- 97.0%

           AEROSPACE -- 0.6%
   5,500   United Defense Industries, Inc. *                                   $     175,340

           APPAREL -- 3.6%
   5,900   Columbia Sportswear Co. *                                                 321,550
  17,100   VF Corp.                                                                  739,404
           ---------------------------------------------------------------------------------
                                                                                   1,060,954
           ---------------------------------------------------------------------------------

           AUTOMOTIVE -- 0.9%
   8,200   Genuine Parts Co.                                                         272,240

           BANKING -- 10.8%
   5,500   Banknorth Group, Inc.                                                     178,915
   9,800   BB&T Corp.                                                                378,672
   3,600   Compass Bancshares, Inc.                                                  141,516
   6,400   Cullen/Frost Bankers, Inc.                                                259,648
   2,200   M&T Bank Corp.                                                            216,260
  14,800   North Fork Bancorporation, Inc.                                           598,956
   8,700   TCF Financial Corp.                                                       446,745
   3,700   Washington Federal, Inc.                                                  105,080
   5,100   Webster Financial Corp.                                                   233,886
  17,800   Wilmington Trust Corp.                                                    640,799
           ---------------------------------------------------------------------------------
                                                                                   3,200,477
           ---------------------------------------------------------------------------------

           BUSINESS SERVICES -- 4.1%
   9,200   Deluxe Corp.                                                              380,236

   3,100   Equifax, Inc.                                                              75,950
   8,300   Hewitt Associates, Inc., Class A *                                        248,170
   9,300   IMS Health, Inc.                                                          231,198
  16,000   Interactive Data Corp. *                                                  264,960
           ---------------------------------------------------------------------------------
                                                                                   1,200,514
           ---------------------------------------------------------------------------------

           CHEMICALS -- 2.7%
   7,200   Sigma-Aldrich Corp.                                                       411,696
  10,600   The Sherwin-Williams Co.                                                  368,244
           ---------------------------------------------------------------------------------
                                                                                     779,940
           ---------------------------------------------------------------------------------

           COMPUTER SOFTWARE -- 2.0%
   6,500   Computer Associates International, Inc.                                   177,710
   9,900   DST Systems, Inc. *                                                       413,424
           ---------------------------------------------------------------------------------
                                                                                     591,134
           ---------------------------------------------------------------------------------

           COMPUTERS/COMPUTER HARDWARE-- 0.8%
   2,800   Lexmark International, Inc. *                                       $     220,192

           CONSTRUCTION MATERIALS -- 2.4%
   6,600   Florida Rock Industries, Inc.                                             362,010

   7,400   Vulcan Materials Co.                                                      352,018
           ---------------------------------------------------------------------------------
                                                                                     714,028
           ---------------------------------------------------------------------------------

           CONSUMER PRODUCTS -- 0.4%
   1,500   Fortune Brands, Inc.                                                      107,235

           ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.6%
   4,200   Mettler-Toledo International, Inc.
           (Switzerland) *                                                           177,282

           ENVIRONMENTAL SERVICES -- 1.4%
  15,600   Republic Services, Inc.                                                   399,828

           FINANCIAL SERVICES -- 6.5%
   6,700   Charter One Financial, Inc.                                               231,485
   7,000   Golden West Financial Corp.                                               722,330
   5,600   H & R Block, Inc.                                                         310,072
   3,600   Legg Mason, Inc.                                                          277,848
   8,400   T. Rowe Price Group, Inc.                                                 398,244
           ---------------------------------------------------------------------------------
                                                                                   1,939,979
           ---------------------------------------------------------------------------------

           FOOD/BEVERAGE PRODUCTS -- 4.5%
   2,700   Brown-Forman Corp., Class B                                               252,315
   5,500   Constellation Brands, Inc., Class A *                                     181,115
  15,050   Dean Foods Co. *                                                          494,694
   8,500   Hormel Foods Corp.                                                        219,385
   3,500   The J.M. Smucker Co.                                                      158,515
           ---------------------------------------------------------------------------------
                                                                                   1,306,024
           ---------------------------------------------------------------------------------

           HEALTH CARE/HEALTH CARE SERVICES -- 3.2%
   1,900   Dentsply International, Inc.                                               85,823
   4,200   Hillenbrand Industries, Inc.                                              260,652
   5,400   Lincare Holdings, Inc. *                                                  162,162
   4,400   WellPoint Health Networks, Inc. *                                         426,756
           ---------------------------------------------------------------------------------
                                                                                     935,393
           ---------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES     ISSUER                                                                      VALUE
--------------------------------------------------------------------------------------------
           INSURANCE -- 9.0%
   9,000   Cincinnati Financial Corp.                                          $     376,920
  13,500   IPC Holdings LTD (Bermuda)                                                525,690
  10,400   MGIC Investment Corp.                                                     592,176
   7,950   Old Republic International Corp.                                          201,612
   4,500   PartnerRe LTD (Bermuda)                                                   261,225
   8,700   Principal Financial Group, Inc.                                           287,709
   5,100   SAFECO Corp.                                                              198,543
   6,300   Willis Group Holdings LTD
           (United Kingdom)                                                          214,641
           ---------------------------------------------------------------------------------
                                                                                   2,658,516
           ---------------------------------------------------------------------------------

           MACHINERY & ENGINEERING EQUIPMENT -- 0.7%
   4,600   IDEX Corp.                                                                191,314

           MANUFACTURING -- 3.0%
   4,200   Carlisle Companies, Inc.                                                  255,612
   5,400   Cooper Industries LTD, Class A                                            312,822
  10,100   Crane Co.                                                                 310,474
           ---------------------------------------------------------------------------------
                                                                                     878,908
           ---------------------------------------------------------------------------------

           MULTI-MEDIA -- 4.6%
   6,900   Gannett Co., Inc.                                                         615,204
   3,900   Knight Ridder, Inc.                                                       301,743
   4,500   The E.W. Scripps Co., Class A                                             423,630
           ---------------------------------------------------------------------------------
                                                                                   1,340,577
           ---------------------------------------------------------------------------------

           OIL & GAS -- 6.0%
   5,200   Burlington Resources, Inc.                                                287,976
  10,200   Devon Energy Corp.                                                        584,052
   6,100   Equitable Resources, Inc.                                                 261,812
   3,100   Murphy Oil Corp.                                                          202,461
  11,100   Premcor, Inc. *                                                           288,600
   4,800   XTO Energy, Inc.                                                          135,840
           ---------------------------------------------------------------------------------
                                                                                   1,760,741
           ---------------------------------------------------------------------------------

           PAPER/FOREST PRODUCTS -- 2.0%
   7,100   Plum Creek Timber Co., Inc.                                               216,195
   8,888   Rayonier, Inc.                                                            368,935
           ---------------------------------------------------------------------------------
                                                                                     585,130
           ---------------------------------------------------------------------------------

           PHARMACEUTICALS -- 1.2%
   2,200   AmerisourceBergen Corp.                                             $     123,530
   8,600   NBTY, Inc. *                                                              230,996
           ---------------------------------------------------------------------------------
                                                                                     354,526
           ---------------------------------------------------------------------------------

           PIPELINES -- 2.6%
  12,900   Kinder Morgan, Inc.                                                       762,390

           PRINTING & PUBLISHING -- 1.3%
     480   Washington Post Co., Class B                                              379,872

           REAL ESTATE -- 2.9%
  10,700   Brookfield Properties Corp. (Canada)                                      307,090
  11,000   LNR Property Corp.                                                        544,610
           ---------------------------------------------------------------------------------
                                                                                     851,700
           ---------------------------------------------------------------------------------

           REAL ESTATE INVESTMENT TRUST -- 1.5%
   3,100   Kimco Realty Corp.                                                        138,725
   5,000   PS Business Parks, Inc.                                                   206,300
   2,200   Public Storage, Inc.                                                       95,458
           ---------------------------------------------------------------------------------
                                                                                     440,483
           ---------------------------------------------------------------------------------

           RESTAURANTS/FOOD SERVICES -- 2.7%
  13,700   Outback Steakhouse, Inc.                                                  605,677
   5,400   Yum! Brands, Inc. *                                                       185,760
           ---------------------------------------------------------------------------------
                                                                                     791,437
           ---------------------------------------------------------------------------------

           RETAILING -- 3.5%
   8,400   AutoZone, Inc. *                                                          715,764
  13,900   The TJX Companies, Inc.                                                   306,495
           ---------------------------------------------------------------------------------
                                                                                   1,022,259
           ---------------------------------------------------------------------------------

           TELECOMMUNICATIONS -- 4.5%
  10,200   Alltel Corp.                                                              475,116
  15,500   CenturyTel, Inc.                                                          505,610
   5,400   Telephone & Data Systems, Inc.                                            337,770
           ---------------------------------------------------------------------------------
                                                                                   1,318,496
           ---------------------------------------------------------------------------------

           TEXTILES -- 1.4%
   6,000   Mohawk Industries, Inc. *                                                 423,240

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES     ISSUER                                                                      VALUE
--------------------------------------------------------------------------------------------
           TOYS & GAMES -- 0.8%
  12,200   Mattel, Inc.                                                        $     235,094

           TRANSPORTATION -- 0.4%
   1,900   Teekay Shipping Corp. (Bahamas)                                           108,357

           UTILITIES -- 4.4%
   5,000   Dominion Resources, Inc.                                                  319,150
  12,000   Energy East Corp.                                                         268,800
  12,900   Pepco Holdings, Inc.                                                      252,066
   8,400   SCANA Corp.                                                               287,700
   5,200   Sempra Energy                                                             156,312
           ---------------------------------------------------------------------------------
                                                                                   1,284,028
           ---------------------------------------------------------------------------------
           Total Common Stocks                                                    28,467,628
           (Cost $24,028,189)
           ---------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 3.0%

           MONEY MARKET FUND -- 3.0%
 869,608   JPMorgan Prime Money Market Fund (a)                                      869,608
           (Cost $869,608)
           ---------------------------------------------------------------------------------
           Total Investments -- 100.0%                                         $  29,337,236
           (Cost $24,897,797)
           ---------------------------------------------------------------------------------

Abbreviations:
*     -- Non-income producing security.
(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Investment Management, Inc.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                     AS OF DECEMBER 31, 2003

ASSETS:

Investment securities, at value                                     $ 29,337,236
Cash                                                                       8,704
Receivables:
    Investment securities sold                                            27,368
    Shares of beneficial interest sold                                    43,958
    Interest and dividends                                                26,374
--------------------------------------------------------------------------------
Total Assets                                                          29,443,640
--------------------------------------------------------------------------------

LIABILITIES:

Payables:
    Shares of beneficial interest
    redeemed                                                               4,479
Accrued liabilities:
    Investment advisory fees                                              13,888
    Custodian fees                                                         7,716
    Trustees' fees                                                           318
    Other                                                                 52,167
--------------------------------------------------------------------------------
Total Liabilities                                                         78,568
--------------------------------------------------------------------------------
NET ASSETS:                                                         $ 29,365,072
--------------------------------------------------------------------------------

NET ASSETS:

Paid in capital                                                     $ 24,654,305
Accumulated undistributed
(overdistributed) net investment income                                  127,161
Accumulated net realized gain (loss)
on investments                                                           144,167
Net unrealized appreciation
(depreciation) of investments                                          4,439,439
Total Net Assets                                                    $ 29,365,072
--------------------------------------------------------------------------------

Shares of beneficial interest outstanding
(no par value; unlimited
number of shares authorized):                                          1,360,353
Net asset value, redemption and
offering price per share:                                           $      21.59
--------------------------------------------------------------------------------
Cost of investments                                                 $ 24,897,797
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                  ANNUAL REPORT DECEMBER 31 2003

STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED DECEMBER 31, 2003


INVESTMENT INCOME:

Dividend                                                           $     283,724

Dividend income from affiliated
investments*                                                              11,969
Foreign taxes withheld                                                      (605)
--------------------------------------------------------------------------------
Total investment income                                                  295,088
--------------------------------------------------------------------------------

EXPENSES:

Investment advisory fees                                                 117,012
Custodian fees                                                            39,069
Printing and postage                                                      18,064
Professional fees                                                         57,065
Transfer agent fees                                                       18,892
Trustees' fees                                                             3,998
Other                                                                     10,643
--------------------------------------------------------------------------------
Total expenses                                                           264,743
--------------------------------------------------------------------------------
Less amounts voluntarily waived                                           19,103
Less earnings credits                                                         46
Less expense reimbursements                                               78,450
--------------------------------------------------------------------------------
    Net expenses                                                         167,144
--------------------------------------------------------------------------------
Net investment income                                                    127,944
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on
transactions from:
    Investments                                                    $     320,876
Change in net unrealized
appreciation/depreciation of:
    Investments                                                        4,144,529
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                                         4,465,405
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                                    $   4,593,349
--------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory and
    administration fees :                                          $       1,877
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS                     FOR THE PERIODS INDICATED

                                                          YEAR ENDED         YEAR ENDED
                                                            12/31/03           12/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income                                $       127,944    $        47,321
Net realized gain (loss) on investments                      320,876           (176,945)
Change in net unrealized appreciation/
depreciation of investments                                4,144,529             80,796
---------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                        4,593,349            (48,828)
---------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:

Net investment income                                        (46,621)            (2,512)
Net realized gain on investment
transactions                                                      --            (33,359)
---------------------------------------------------------------------------------------
    Total distributions to shareholders                      (46,621)           (35,871)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) FROM
CAPITAL SHARE TRANSACTIONS:

Proceeds from shares issued                               18,479,199         10,318,883
Dividends reinvested                                          46,621             35,871
Cost of shares redeemed                                   (3,852,799)        (2,779,591)
Increase (decrease) from capital
share transactions                                        14,673,021          7,575,163
---------------------------------------------------------------------------------------
    Total increase (decrease) in
    net assets                                            19,219,749          7,490,464
---------------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                       10,145,323          2,654,859
---------------------------------------------------------------------------------------
End of period                                        $    29,365,072    $    10,145,323
---------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                    $       127,161    $        46,621
---------------------------------------------------------------------------------------

SHARE TRANSACTIONS:
Issued                                                       966,833            609,304
Reinvested                                                     2,681              1,984
Redeemed                                                    (216,000)          (163,467)
---------------------------------------------------------------------------------------
    Change in Shares                                         753,514            447,821
---------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN MID CAP VALUE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

JPMorgan Mid Cap Value Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as amended, as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993, for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the
Portfolio:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities (other than convertible bonds) with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio's advisor, J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Portfolio calculates its net asset value.

B. RESTRICTED AND ILLIQUID SECURITIES -- The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed).

Securities gains and losses are calculated on an identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method, adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

E. FEDERAL INCOME TAXES -- It is the Portfolio's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

F. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition - "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal income tax-basis treatment.

The following amounts were reclassified within the capital accounts:

                              ACCUMULATED         ACCUMULATED
                            UNDISTRIBUTED        NET REALIZED
                        (OVERDISTRIBUTED)         GAIN (LOSS)
PAID-IN CAPITAL     NET INVESTMENT INCOME      ON INVESTMENTS
-------------------------------------------------------------
         $   --                   $ (783)               $ 783
-------------------------------------------------------------

The reclassification for the Portfolio primarily relates to the character for tax purposes of distributions from investments in real estate investment trust.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE-- Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. ("JPMIM" or "Advisor") acts as the investment advisor to the Portfolio. Prior to September 1, 2003, Robert Fleming Inc. ("RFI") served as the Advisor. On September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. and RFI merged into JPMIM. Prior to October 1, 2003, JPMIM was a wholly owned subsidiary of J.P. Morgan Chase & Co. On October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. The investment advisory services and personnel providing investment advice have not changed as a result of the ownership change. The ownership change did not constitute an assignment under the 1940 Act or the Investment Advisers Act of 1940. The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.70% of the Portfolio's average daily net assets.

For the year ended December 31, 2003, the Advisor voluntarily waived $19,103.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to waive and/or reimburse its advisory fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory and administration fees related to the Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administrative Services Agreement, the Portfolio has agreed to pay the Administrator a fee of 0.55% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian, professional and transfer agent fees, printing and postage, and expenses of the Trustees. In accordance with the Agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administrator's fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.55%.

BISYS Fund Services, L.P. ("BISYS") serves as the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

C. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio accounting and custody services for the Portfolio. Compensation for such services is presented in the Statement of Operations as Custodian Fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations. Compensation for such services is paid by the Administrator pursuant to the Administrative Services Agreement.

D. OTHER -- Certain officers of the Trust are officers of J.P.Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the advisor.

The Portfolio may use related party brokers. For the year ended December 31, 2003, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each Portfolio to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. INVESTMENT TRANSACTIONS

For the year ended December 31, 2003, purchases and sales of investments (excluding short-term investments) were as follows:

                                               PURCHASES               SALES         PURCHASES            SALES
                                         (EXCLUDING U.S.     (EXCLUDING U.S.           OF U.S.          OF U.S.
                                             GOVERNMENT)         GOVERNMENT)        GOVERNMENT       GOVERNMENT
                                            $ 21,687,748         $ 7,190,513         $      --        $      --

5. FEDERAL INCOME TAXES

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2003, were as follows:

                                                                       GROSS             GROSS   NET UNREALIZED
                                                   AGGREGATE      UNREALIZED        UNREALIZED     APPRECIATION
                                                        COST    APPRECIATION      DEPRECIATION   (DEPRECIATION)
                                                $ 24,972,472     $ 4,464,916       $ (100,152)      $ 4,364,764

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002, respectively, were as follows:

                                                                    ORDINARY         LONG-TERM            TOTAL
                                                                      INCOME      CAPITAL GAIN    DISTRIBUTIONS
YEAR ENDED

December 31, 2003                                                   $ 46,621        $       --         $ 46,621
December 31, 2002                                                     35,746               125           35,871

At December 31, 2003, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current distributable ordinary income                                                              $    291,657
Plus/Less: cumulative timing differences                                                                     --
Undistributed ordinary income or
(overdistribution of ordinary income)                                                                   291,657
Current distributable long-term capital
gain or (tax basis capital loss carryover)                                                               54,346
Plus/Less: cumulative timing differences                                                                     --
Undistributed long-term gains/
accumulated capital loss                                                                                 54,346
Unrealized appreciation (depreciation)                                                             $  4,364,764

For the Portfolio, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributed to wash sales.

During the year ended December 31, 2003, the Portfolio utilized capital loss carryforwards of $74,350.

Capital losses incurred after October 31, within the Portfolio's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolio did not incur any post-October realized losses.

6. CONCENTRATIONS AND INDEMNIFICATIONS

From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

As of December 31, 2003, there was one unithholder who owned 60% of the Portfolio.

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown at this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

7. SUBSEQUENT EVENT

On January 14, 2004, J.P. Morgan Chase and Co. and Bank One Corp. announced they have entered into an agreement and plan of merger. The merger is subject to the approval of the shareholders of both institutions as well as U.S. federal and state and foreign regulatory authorities. Completion of the transaction is expected to occur in mid-2004.

JPMORGAN MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                  YEAR           YEAR            09/28/01*
                                                  ENDED          ENDED           THROUGH
                                                 12/31/03       12/31/02         12/31/01
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period           $      16.72    $      16.69     $      15.00
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)@                      0.09            0.12             0.02
    Net gains or losses on securities
    (both realized and unrealized)                     4.85            0.03             1.67
--------------------------------------------------------------------------------------------
    Total from investment operations                   4.94            0.15             1.69
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

    Dividends from net investment income               0.07            0.01               --
    Distributions from capital gains                     --            0.11               --
--------------------------------------------------------------------------------------------
    Total distributions                                0.07            0.12               --
--------------------------------------------------------------------------------------------
Net asset value, end of period                 $      21.59    $      16.72     $      16.69
--------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                       29.63%           0.82%           11.27%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)   $     29,365    $     10,145     $      2,655
RATIOS TO AVERAGE NET ASSETS:#
    Net expenses                                       1.00%           1.00%            1.00%
    Net investment income                              0.76%           0.72%            0.46%
    Expenses without waivers,
    reimbursements and earnings credits                1.58%           2.69%           10.62%
    Net investment income (loss)
    without waivers, reimbursements
    and earnings credits                               0.18%          (0.97%)          (9.16%)
PORTFOLIO TURNOVER RATE(b)                               45%             72%              21%
--------------------------------------------------------------------------------------------

  * Commencement of operations.
  @ Calculated based upon average shares outstanding.
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN MID CAP VALUE PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

To the Trustees of J.P. Morgan Series Trust II and Shareholders of JPMorgan Mid Cap Value Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Value Portfolio (one of the series constituting J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended December 31, 2003 and for the period from September 28, 2001 (commencement of operations) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 24, 2004

JPMORGAN MID CAP VALUE PORTFOLIO

TRUSTEE, OFFICER AND TAX LETTER INFORMATION (UNAUDITED)

TRUSTEE AND OFFICER - The following tables contain basic information regarding the Trustees and Officers, respectively that oversee operations of the Trust.

                                                                                  NUMBER OF         OTHER
                       POSITION                      PRINCIPAL                    PORTFOLIOS IN     DIRECTORSHIPS
                       HELD WITH     TERM OF OFFICE  OCCUPATIONS                  JPMORGAN FUND     HELD OUTSIDE
NAME, CONTACT ADDRESS  JPMORGAN      AND LENGTH OF   DURING PAST                  COMPLEX OVERSEEN  JPMORGAN FUND
AND YEAR OF BIRTH      FUND COMPLEX  TIME SERVED     5 YEARS                      BY TRUSTEE        COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
Cheryl Ballenger;      Trustee       2 years         Mathematics Teacher, Round   7                 None
522 Fifth Avenue,                                    Lake High School; formerly
New York, NY 10036;                                  Executive Vice President
1956                                                 and Chief Financial
                                                     Officer, Galileo
                                                     International, Inc.

John R. Rettberg;      Trustee       8 years         Retired; formerly Corporate  7                 Director of Enalasys, Corp.,
522 Fifth Avenue,                                    Vice President and                             Pepperdine University, and VLPS
New York, NY 10036;                                  Treasurer, Northrop Grumman                    Lighting Services, Inc.
1937                                                 Corporation

John F. Ruffle;        Trustee       8 years         Retired; formerly Director   7                 Trustee, the John Hopkins
522 Fifth Avenue,                                    and Vice Chairman, J.P.                        University and Director of
New York, NY 10036;                                  Morgan Chase & Co.                             American Shared Hospital
1937                                                                                                Services


Kenneth Whipple, Jr.;  Trustee       8 years         Chairman and CEO, CMS        7                 Director of CMS Energy
522 Fifth Avenue,                                    Energy; formerly Executive                     Corporation, Consumers Energy
New York, NY 10036;                                  Vice President, Ford Motor                     Company and AB Volvo
1934                                                 Company; President, Ford
                                                     Financial Services Group;
                                                     Chairman & CEO, Ford Motor
                                                     Credit Company

                                                  ANNUAL REPORT DECEMBER 31 2003

                       POSITIONS HELD                TERM OF OFFICE
NAME, CONTACT ADDRESS  WITH EACH                     AND LENGTH OF      PRINCIPAL OCCUPATIONS
AND YEAR OF BIRTH      JPMORGAN TRUST                TIME SERVED        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
George Gatch;          President                     Since 2001         Managing Director, J.P. Morgan Investment Management Inc.
522 Fifth Avenue,                                                       (JPMIM); Head of J.P. Morgan Fleming's U.S. Mutual Funds and
New York, NY 10036;                                                     Financial Intermediaries Business ("FFI"); he has held
1962                                                                    numerous positions throughout the firm in business
                                                                        management, marketing and sales.

Patricia A. Maleski;   Treasurer                     Since 2003         Vice President, JPMIM.; Head of FFI and U.S. Institutional
522 Fifth Avenue,                                                       Funds Administration and Board Liaison. Prior to joining
New York, NY 10036;                                                     J.P. Morgan Chase in 2001, she was the Vice President of
1960                                                                    Finance for the Pierpont Group, Inc., a service provider to the board of trustees of the heritage JPMorgan Funds.

Sharon J. Weinberg;    Secretary                     Since 2001         Managing Director, JPMIM; since joining J.P. Morgan Chase in
522 Fifth Avenue,                                                       1996, she has held numerous positions throughout the asset
New York, NY 10036;                                                     management business in mutual funds marketing, legal and
1959                                                                    product development.

Stephen M. Ungerman;   Vice President and Assistant  Since 2001         Vice President, JPMIM; Business Head for Vehicle Services
522 Fifth Avenue,      Treasurer                                        Group within Fund Administration; prior to joining J.P.
New York, NY 10036;                                                     Morgan Chase in 2000, he held a number of senior management
1953                                                                    positions in Prudential Insurance Co. of America's asset
                                                                        management business, including Associate General Counsel,
                                                                        Tax Director and Co-head of Fund Administration Department;
                                                                        Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential.

Judy R. Bartlett;      Vice President and Assistant  Since 2001         Vice President and Assistant General Counsel, JPMIM, since
522 Fifth Avenue,      Secretary                                        September 2000; from August 1998 through August 2000, she
New York, NY 10036;                                                     was an attorney at New York Life Insurance Company where she
1965                                                                    served as Assistant Secretary for the Mainstay Funds.

Joseph J. Bertini;     Vice President and Assistant  Since 2001         Vice President and Assistant General Counsel, JPMIM.
522 Fifth Avenue,      Secretary
New York, NY 10036;
1965

Wayne H. Chan;         Vice President and Assistant  Since 2003         Vice President and Assistant General Counsel, JPMIM, since
522 Fifth Avenue,      Secretary                                        September 2002; Mr. Chan was an associate at the law firm of
New York, NY 10036;                                                     Shearman and Sterling LLP from May 2001 through September
1965                                                                    2002; Swidler Berlin Shereff Friedman LLP from June 1999
                                                                        through May 2001 and Whitman Breed Abbott & Morgan LLP from
                                                                        September 1997 through May 1999.

Thomas J. Smith;       Vice President and Assistant  Since 2002         Managing Director, Head of Compliance for J.P. Morgan Chase
522 Fifth Avenue,      Secretary                                        & Co.'s asset management business in the Americas.
New York, NY 10036;
1955

Paul M. DeRusso;       Assistant Treasurer           Since 2001         Vice President, JPMIM; Manger of the Budgeting and Expense
522 Fifth Avenue,                                                       Group of Funds Administration Group.
New York, NY 10036;
1954

                       POSITIONS HELD                TERM OF OFFICE
NAME, CONTACT ADDRESS  WITH EACH                     AND LENGTH OF      PRINCIPAL OCCUPATIONS
AND YEAR OF BIRTH      JPMORGAN TRUST                TIME SERVED        DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
Lai Ming Fung;         Assistant Treasurer           Since 2001         Associate, JPMIM; Budgeting Analyst for the Budgeting and
522 Fifth Avenue,                                                       Expense Group of Funds Administration Group.
New York, NY 10036;
1974

Mary D. Squires;       Assistant Treasurer           Since 2001         Vice President, JPMIM; Ms. Squires has held numerous
522 Fifth Avenue,                                                       financial and operations positions supporting the J.P.
New York, NY 10036;                                                     Morgan Chase organization complex.
1955

Michael Ciotola;       Assistant Treasurer           Since 2003         Director of Financial Services of BISYS Fund Services, Inc.
3435 Stelzer Rd.,                                                       since January2003; held various positions within BISYS
Columbus, OH 43219:                                                     since 1998.
1968

Arthur A. Jensen;      Assistant Treasurer           Since 2001         Vice President of Financial Services of BISYS Fund Services,
3435 Stelzer Rd.,                                                       Inc. since June 2001; formerly Section Manager of Northern
Columbus, OH 43219;                                                     Trust Company and Accounting Supervisor at Allstate
1966                                                                    Insurance Company.

Martin R. Dean;        Assistant Treasurer           Since 2001         Vice President of Regulatory Services of BISYS Fund
3435 Stelzer Rd.,                                                       Services, Inc.
Columbus, OH 43219;
1963

Alaina Metz;           Assistant Secretary           Since 2001         Chief Administrative Officer of BISYS Fund Services, Inc.;
3435 Stelzer Rd.,                                                       formerly, Supervisor of the Blue Sky Department of
Columbus, OH 43219;                                                     Alliance Capital Management, L.P.
1967

Ryan M. Louvar;        Assistant Secretary           Since 2003         Counsel of Legal Services, BISYS Fund Services, Inc. since
60 State Street,                                                        2000; formerly Attorney at Hill, Farrer & Burrill LLP from
Suite 1300,                                                             1999 to 2000 and Knapp Peterson Clarke, PC from 1997 to
Boston, MA 02109;                                                       1999.
1972

Lisa Hurley;           Assistant Secretary           Since 2001         Executive Vice President and General Counsel of BISYS Fund
60 State Street,                                                        Services, Inc.
Suite 1300,
Boston, MA 02109;
1955

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

TAX LETTER - For corporate taxpayers, 100% of the ordinary income distributions paid by the Portfolio during the fiscal year ended December 31, 2003 qualify for the corporate dividends received deduction.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

A list of portfolio holdings is available fifteen days after month end upon request. Please contact your JPMorgan Fleming representative or call 1-800-766-7722 to obtain further information.

JPMorgan Funds Fulfillment Center                                PRSRT STD
    600 North Bedford Street                                   U.S. POSTAGE
   East Bridgewater, MA 02333                                      PAID
                                                               PERMIT 2891
                                                              KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2004 All rights reserved.              AN-MCVP-1203

JPMORGAN FUNDS


ANNUAL REPORT DECEMBER 31 2003


[GRAPHIC]


U.S. LARGE CAP CORE EQUITY PORTFOLIO


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]


JPMORGAN FLEMING ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Fleming Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial advisor to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                                                             1

JPMorgan U.S. Large Cap Core Equity Portfolio

Portfolio Commentary                                                           2

Portfolio of Investments                                                       5

Financial Statements                                                           7

Notes to Financial Statements                                                 10

Financial Highlights                                                          15

HIGHLIGHTS

-  Military action and revival in corporate profits drive market recovery

-  Economy growth surprisingly strong

-  Technology stocks and small caps outperform

-  Positive backdrop for equities

Investments in a Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO

PRESIDENT'S LETTER FEBRUARY 17, 2004


          "BETTER-THAN-EXPECTED CORPORATE PROFITS, LOW INTEREST RATES, AND POSITIVE ECONOMIC DATA -- ALL HELPED TO SUSTAIN THE RALLY."

[PHOTO OF GEORGE C.W. GATCH]


DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan U.S. Large Cap Core Equity Portfolio. Inside, you'll find information detailing the performance of the Portfolio for the year ended December 31, 2003, along with a report from the Portfolio Manager.

PROFIT INCREASES END THREE-YEAR BEAR MARKET
While the market declined throughout most of the first quarter of 2003 due to geo-political and economic uncertainty, by mid-March it began a rally that would continue until the end of the year. The rally began as coalition forces prepared to take military action in Iraq, and acquired momentum in the following months. Statements by the U.S. Federal Reserve confirming its determination to avoid deflation and to nurture growth (leading ultimately to a 1/4-point rate cut in late June) fuelled the rally. In addition, Congress approved the Bush administration's $350 billion package of tax cuts in an attempt to boost consumer demand. By the fourth-quarter, there was a clear trend of recovering economic growth, with third-quarter GDP growth reported at a surprisingly buoyant 7.2%. Better-than-expected corporate profits, low interest rates, and positive economic data -- including evidence of manufacturing growth and increased business spending -- all helped to sustain the rally.

DIVERGENT PERFORMANCES
The market's rise was far from uniform, however. While the broad-based S&P 500 Index rose 28.7% during the year, the greatest gains were among the technology and small cap stocks that surged on a wave of market liquidity. The technology-laden NASDAQ climbed 50.8% and the Russell 2000 Index of small stocks 47.3%. What the indices do not show is that the strongest risers of all were the low quality, non-earning stocks that many investors had chosen not to own in the bear market, and the micro-cap stocks with limited free floats. For some fund managers, this was a year when great gains were made for investors, although it could sometimes be difficult to outperform certain benchmark indices. Generally, fund managers prefer to invest in the higher quality stocks, with sustainable earnings growth, which tend to outperform over time.

OUTLOOK
As we enter 2004, investors who stayed invested through the trough of the bear market have good reason to feel vindicated. The question now is whether equities will continue their upward path. Our view is that they will, although we do not anticipate gains of the same magnitude as 2003. From an economic perspective, there is a hint of a 'Goldilocks' economy (not too hot, not too cold, but just right), with a healthy combination of strong earnings growth and low inflation. Furthermore, election years have historically seen substantial rises in equity prices, with small company stocks outperforming. In this case, 2003's enormous fiscal and monetary stimulus has primed the economy.

IMPORTANT MERGER NEWS
As you may know, JPMorgan Chase and Bank One have agreed to combine forces by mid-2004, subject to the approval of the Firms' shareholders and certain regulatory agencies. The merger is compelling both strategically and financially. The new JPMorgan Chase will have top-tier positions in both wholesale and retail financial services, an extensive client base and greater scale. And we will have an extraordinarily talented team that shares common values and a strong client orientation.

All of us at JPMorgan Fleming Asset Management would like to thank you for your investment. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-348-4782.

Sincerely

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO

AS OF DECEMBER 31, 2003                                              (Unaudited)

                                PORTFOLIO FACTS
                                Portfolio Inception                       1/3/95
                                Fiscal Year End                      DECEMBER 31
                                Net Assets as of 12/31/2003          $51,208,112
                                Primary Benchmark                  S&P 500 INDEX

Q: HOW DID THE PORTFOLIO PERFORM?

A: JPMorgan U.S. Large Cap Core Equity Portfolio (formerly JPMorgan U.S.
   Disciplined Equity portfolio), which seeks to provide high total return from a portfolio of selected equity securities, returned 28.14% for the one-year period ending December 31, 2003. This compares with a gain of 28.7% of the S&P 500 Index, the Portfolio's benchmark.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?

A: Amidst a backdrop of a quick end to formal war activity in Iraq, better-than-expected earnings results, substantial government tax cuts and evidence of a recovery, 2003 turned out to be an extraordinarily strong year for equity returns. Given this supportive backdrop, the majority of the sectors in the portfolio had positive returns for the year. However, weaker stock selection in the Media sector offset the stronger results and led to the Portfolio's underperformance.

   The Portfolio's top relative contributors for the period were Tyco International and Guidant. Tyco's focus on simplifying operations and cost cutting seems to be paying dividends as the company announced strong free cash flow results and fiscal fourth quarter profits that were an improvement from the same period one-year earlier. Shares of Guidant, a medical device maker, advanced as the company continues to gain share in the cardiac care market.

   Despite the Portfolio's strong absolute return for the period some holdings did encounter difficulties. In particular, discount brokerage firm Charles Schwab, and drug maker Schering Plough, which were sold during the year, detracted from performance.

Q: HOW WAS THE PORTFOLIO MANAGED?

A: During the year management of the Portfolio was transitioned to a new portfolio manager. The portfolio manager utilizes a "bottom up" approach to construct the portfolio, basing stock selection on a combination of proprietary company research complemented by research derived from other sources. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. The portfolio manager focuses on identifying companies that both appear to be undervalued relative to their respective peer group and possess a good long-term risk/reward profile.

   As a result of the transition, some Portfolio assets were re-allocated. Additionally, the Portfolio's exposure to the Capital Markets sector was increased. To fund these new names the Portfolio's exposure in the Finance sector was reduced and its auto & transportation holdings were eliminated.

                                                 ANNUAL REPORT DECEMBER 31, 2003

                                                                     (Unaudited)

[CHART]

PERCENTAGE OF PORTFOLIO INVESTMENTS

Consumer Goods & Services           22.5%
Finance & Insurance                 22.0%
Technology                          17.4%
Industrial Products & Services      12.6%
Pharmaceuticals                     10.8%
Energy                               6.3%
Health Services & Systems            4.4%
Telecommunications                   1.8%
Utilities                            1.8%
Short-Term Investments               0.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.  Citigroup, Inc.                 3.5%

 2.  Microsoft Corp.                 3.5%

 3.  Pfizer, Inc.                    3.3%

 4.  Tyco International LTD
     (Bermuda)                       3.3%

 5.  Cisco Systems, Inc.             3.2%

 6.  General Electric Co.            3.0%

 7.  ChevronTexaco Corp.             2.8%

 8.  The Coca-Cola Co.               2.8%

 9.  Altria Group, Inc.              2.7%

10.  Freddie Mac                     2.6%

Top 10 equity holdings comprised 30.7% of the Portfolio's market value of investments ($15,726,900). As of December 31, 2003, the Portfolio held 60 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                         SINCE
                                                                     INCEPTION
                                       1 YEAR   3 YEARS    5 YEARS    (1/3/95)
                                       ---------------------------------------
U.S. LARGE CAP CORE EQUITY PORTFOLIO    28.14%  (5.24%)    (2.13%)      9.64%

[CHART]

LIFE OF PORTFOLIO PERFORMANCE (1/3/95 TO 12/31/03)

             JPMORGAN U.S. LARGE CAP CORE     S&P 500    LIPPER VARIABLE ANNUITY LARGE-CAP
                   EQUITY PORTFOLIO            INDEX             CORE FUNDS AVERAGE
    1/3/95             $ 10,000              $ 10,000                 $ 10,000
   1/31/95             $ 10,210              $ 10,000                 $ 10,000
   2/28/95             $ 10,650              $ 10,390                 $ 10,382
   3/31/95             $ 11,040              $ 10,697                 $ 10,675
   4/30/95             $ 11,289              $ 11,012                 $ 10,943
   5/31/95             $ 11,719              $ 11,453                 $ 11,310
   6/30/95             $ 11,940              $ 11,718                 $ 11,656
   7/31/95             $ 12,370              $ 12,107                 $ 12,131
   8/31/95             $ 12,419              $ 12,138                 $ 12,216
   9/30/95             $ 12,779              $ 12,650                 $ 12,623
  10/31/95             $ 12,439              $ 12,604                 $ 12,491
  11/30/95             $ 13,160              $ 13,158                 $ 13,043
  12/31/95             $ 13,377              $ 13,411                 $ 13,210
   1/31/96             $ 13,737              $ 13,867                 $ 13,575
   2/29/96             $ 14,033              $ 13,996                 $ 13,832
   3/31/96             $ 14,317              $ 14,131                 $ 13,975
   4/30/96             $ 14,607              $ 14,339                 $ 14,248
   5/31/96             $ 14,790              $ 14,708                 $ 14,580
   6/30/96             $ 14,618              $ 14,764                 $ 14,535
   7/31/96             $ 13,844              $ 14,112                 $ 13,873
   8/31/96             $ 14,360              $ 14,410                 $ 14,276
   9/30/96             $ 15,016              $ 15,221                 $ 15,024
  10/31/96             $ 15,231              $ 15,641                 $ 15,293
  11/30/96             $ 16,500              $ 16,823                 $ 16,276
  12/31/96             $ 16,221              $ 16,490                 $ 16,034
   1/31/97             $ 17,145              $ 17,521                 $ 16,834
   2/28/97             $ 17,216              $ 17,658                 $ 16,827
   3/31/97             $ 16,649              $ 16,932                 $ 16,137
   4/30/97             $ 17,332              $ 17,943                 $ 16,855
   5/31/97             $ 18,457              $ 19,035                 $ 17,892
   6/30/97             $ 19,020              $ 19,888                 $ 18,631
   7/31/97             $ 20,659              $ 21,471                 $ 20,095
   8/31/97             $ 19,918              $ 20,269                 $ 19,259
   9/30/97             $ 20,780              $ 21,380                 $ 20,264
  10/31/97             $ 19,905              $ 20,665                 $ 19,555
  11/30/97             $ 20,373              $ 21,622                 $ 20,120
  12/31/97             $ 20,681              $ 21,994                 $ 20,424
   1/31/98             $ 20,811              $ 22,238                 $ 20,555
   2/28/98             $ 22,297              $ 23,842                 $ 22,033
   3/31/98             $ 23,191              $ 25,062                 $ 23,068
   4/30/98             $ 23,627              $ 25,316                 $ 23,315
   5/31/98             $ 23,466              $ 24,880                 $ 22,870
   6/30/98             $ 23,729              $ 25,890                 $ 23,688
   7/31/98             $ 23,205              $ 25,616                 $ 23,357
   8/31/98             $ 19,617              $ 21,912                 $ 19,842
   9/30/98             $ 21,120              $ 23,316                 $ 20,988
  10/31/98             $ 22,651              $ 25,212                 $ 22,527
  11/30/98             $ 24,329              $ 26,740                 $ 23,831
  12/31/98             $ 25,500              $ 28,280                 $ 25,435
   1/31/99             $ 26,191              $ 29,462                 $ 26,305
   2/28/99             $ 25,143              $ 28,546                 $ 25,468
   3/31/99             $ 26,237              $ 29,688                 $ 26,500
   4/30/99             $ 27,709              $ 30,837                 $ 27,478
   5/31/99             $ 27,368              $ 30,109                 $ 26,884
   6/30/99             $ 29,029              $ 31,780                 $ 28,371
   7/31/99             $ 28,036              $ 30,788                 $ 27,571
   8/31/99             $ 27,891              $ 30,634                 $ 27,229
   9/30/99             $ 27,076              $ 29,795                 $ 26,567
  10/31/99             $ 28,508              $ 31,681                 $ 28,100
  11/30/99             $ 28,965              $ 32,324                 $ 28,876
  12/31/99             $ 30,227              $ 34,228                 $ 30,923
 1/31/2000             $ 28,625              $ 32,510                 $ 29,630
 2/29/2000             $ 27,999              $ 31,895                 $ 29,814
 3/31/2000             $ 30,838              $ 35,015                 $ 32,208
 4/30/2000             $ 29,786              $ 33,961                 $ 31,078
 5/31/2000             $ 29,083              $ 33,265                 $ 30,229
 6/30/2000             $ 29,801              $ 34,083                 $ 31,218
 7/31/2000             $ 29,369              $ 33,551                 $ 30,756
 8/31/2000             $ 31,167              $ 35,635                 $ 32,890
 9/30/2000             $ 29,206              $ 33,753                 $ 31,229
10/31/2000             $ 29,154              $ 33,611                 $ 30,820
11/30/2000             $ 26,673              $ 30,963                 $ 28,244
12/31/2000             $ 26,907              $ 31,115                 $ 28,662
 1/31/2001             $ 28,046              $ 32,219                 $ 29,355
 2/28/2001             $ 25,409              $ 29,281                 $ 26,634
 3/31/2001             $ 23,765              $ 27,424                 $ 24,794
 4/30/2001             $ 25,776              $ 29,555                 $ 26,799
 5/31/2001             $ 26,065              $ 29,753                 $ 26,882
 6/30/2001             $ 25,468              $ 29,030                 $ 26,122
 7/31/2001             $ 25,198              $ 28,746                 $ 25,628
 8/31/2001             $ 23,570              $ 26,946                 $ 23,993
 9/30/2001             $ 21,364              $ 24,772                 $ 21,963
10/31/2001             $ 21,798              $ 25,245                 $ 22,525
11/30/2001             $ 23,515              $ 27,181                 $ 24,231
12/31/2001             $ 23,701              $ 27,420                 $ 24,466
 1/31/2002             $ 23,156              $ 27,020                 $ 23,952
 2/28/2002             $ 22,630              $ 26,498                 $ 23,408
 3/31/2002             $ 23,483              $ 27,495                 $ 24,319
 4/30/2002             $ 21,896              $ 25,829                 $ 22,869
 5/31/2002             $ 21,677              $ 25,638                 $ 22,613
 6/30/2002             $ 20,097              $ 23,812                 $ 20,940
 7/31/2002             $ 18,517              $ 21,955                 $ 19,342
 8/31/2002             $ 18,626              $ 22,100                 $ 19,456
 9/30/2002             $ 16,520              $ 19,697                 $ 17,470
10/31/2002             $ 17,935              $ 21,431                 $ 18,881
11/30/2002             $ 19,006              $ 22,693                 $ 19,839
12/31/2002             $ 17,862              $ 21,361                 $ 18,670
 1/31/2003             $ 17,408              $ 20,801                 $ 18,188
 2/28/2003             $ 17,154              $ 20,489                 $ 17,923
 3/31/2003             $ 17,336              $ 20,688                 $ 18,107
 4/30/2003             $ 18,735              $ 22,393                 $ 19,511
 5/31/2003             $ 19,687              $ 23,573                 $ 20,508
 6/30/2003             $ 19,998              $ 23,875                 $ 20,707
 7/31/2003             $ 20,272              $ 24,295                 $ 21,094
 8/31/2003             $ 20,582              $ 24,769                 $ 21,499
 9/30/2003             $ 20,327              $ 24,506                 $ 21,204
10/31/2003             $ 21,424              $ 25,893                 $ 22,356
11/30/2003             $ 21,754              $ 26,121                 $ 22,570
12/31/2003             $ 22,899              $ 27,490                 $ 23,595

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan U.S. Large Cap Core Equity Portfolio, S&P 500 Index, and Lipper Variable Annuity Large-Cap Core Funds Average from January 3, 1995 to December 31, 2003. The performance of the Portfoilo assumes reinvestment of all dividends and capital gains distributions. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged, broad-based index that replicated the U.S. stock markets. The Lipper Variable Annuity Large-Cap Core Funds Average describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Certain fees and expenses of the Portfolio are currently being waived and/or reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2003

SHARES     ISSUER                                                                       VALUE
---------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--99.6%

           COMMON STOCKS -- 99.6%

           AEROSPACE -- 1.6%
  27,800   Raytheon Co.                                                         $     835,112

           BANKING -- 5.4%
  13,000   Bank of America Corp.                                                    1,045,590
  26,000   Bank One Corp.                                                           1,185,340
  17,500   U.S. Bancorp                                                               521,150
           ----------------------------------------------------------------------------------
                                                                                    2,752,080
           ----------------------------------------------------------------------------------

           BIOTECHNOLOGY -- 1.6%
  13,300   Amgen, Inc. *                                                              821,940

           BUSINESS SERVICES -- 2.1%
  24,200   Accenture LTD (Bermuda), Class A *                                         636,944
  11,000   First Data Corp.                                                           451,990
           ----------------------------------------------------------------------------------
                                                                                    1,088,934
           ----------------------------------------------------------------------------------

           CHEMICALS -- 1.9%
  24,900   Praxair, Inc.                                                              951,180

           COMPUTER NETWORKS -- 3.2%
  67,800   Cisco Systems, Inc. *                                                    1,646,862

           COMPUTER SOFTWARE -- 3.5%
  64,400   Microsoft Corp.                                                          1,773,576

           COMPUTERS/COMPUTER HARDWARE -- 4.6%
  32,300   Hewlett-Packard Co.                                                        741,931
   8,900   International Business Machines Corp.                                      824,852
  10,050   Lexmark International, Inc. *                                              790,332
           ----------------------------------------------------------------------------------
                                                                                    2,357,115
           ----------------------------------------------------------------------------------

           CONSUMER PRODUCTS -- 4.1%
  25,000   Altria Group, Inc.                                                       1,360,500
   7,250   Procter & Gamble Co.                                                       724,130
           ----------------------------------------------------------------------------------
                                                                                    2,084,630
           ----------------------------------------------------------------------------------

           DIVERSIFIED -- 6.3%
  49,800   General Electric Co.                                                     1,542,804
  63,400   Tyco International LTD (Bermuda)                                         1,680,100
           ----------------------------------------------------------------------------------
                                                                                    3,222,904
           ----------------------------------------------------------------------------------

           FINANCIAL SERVICES -- 11.1%
  14,200   American Express Co.                                                 $     684,866
  37,300   Citigroup, Inc.                                                          1,810,541
   6,500   Fannie Mae                                                                 487,890
  22,450   Freddie Mac                                                              1,309,284
   7,700   Goldman Sachs Group, Inc.                                                  760,221
  12,000   Merrill Lynch & Co., Inc.                                                  703,800
           ----------------------------------------------------------------------------------
                                                                                    5,756,602
           ----------------------------------------------------------------------------------

           FOOD/BEVERAGE PRODUCTS -- 4.4%
  25,000   Kraft Foods, Inc., Class A                                                 805,500
  28,200   The Coca-Cola Co.                                                        1,431,150
           ----------------------------------------------------------------------------------
                                                                                    2,236,650
           ----------------------------------------------------------------------------------

           HEALTH CARE/HEALTH CARE SERVICES -- 4.4%
  18,200   Guidant Corp.                                                            1,095,640
  19,500   HCA, Inc.                                                                  837,720
   8,600   Laboratory Corp. of America Holdings *                                     317,770
           ----------------------------------------------------------------------------------
                                                                                    2,251,130
           ----------------------------------------------------------------------------------

           INSURANCE -- 5.5%
  13,400   AMBAC Financial Group, Inc.                                                929,826
   7,600   American International Group, Inc.                                         503,728
  19,600   The Allstate Corp.                                                         843,192
  15,200   Willis Group Holdings LTD
           (United Kingdom)                                                           517,864
           ----------------------------------------------------------------------------------
                                                                                    2,794,610
           ----------------------------------------------------------------------------------

           MANUFACTURING -- 0.8%
   6,800   Cooper Industries LTD, Class A                                             393,924

           METALS/MINING -- 1.1%
  15,300   Alcoa, Inc.                                                                581,400

           MULTI-MEDIA -- 5.6%
  21,900   Comcast Corp., Special Class A *                                           685,032
   5,600   Gannett Co., Inc.                                                          499,296
   8,200   The E.W. Scripps Co., Class A                                              771,948
  20,500   Viacom, Inc., Class B                                                      909,790
           ----------------------------------------------------------------------------------
                                                                                    2,866,066
           ----------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES     ISSUER                                                                       VALUE
---------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

           OIL & GAS -- 5.2%
  16,900   ChevronTexaco Corp.                                                  $   1,459,991
  11,700   ConocoPhillips                                                             767,169
  17,100   GlobalSantaFe Corp.                                                        424,593
           ----------------------------------------------------------------------------------
                                                                                    2,651,753
           ----------------------------------------------------------------------------------

           PAPER/FOREST PRODUCTS -- 0.9%
  10,200   Bowater, Inc.                                                              472,362

           PHARMACEUTICALS -- 9.2%
  12,400   Eli Lilly & Co.                                                            872,092
  23,400   Johnson & Johnson                                                        1,208,844
  48,460   Pfizer, Inc.                                                             1,712,092
  11,600   Sepracor, Inc. *                                                           277,588
  16,600   Wyeth                                                                      704,670
           ----------------------------------------------------------------------------------
                                                                                    4,775,286
           ----------------------------------------------------------------------------------

           PIPELINES -- 1.1%
  71,400   El Paso Corp.                                                              584,766

           RESTAURANTS/FOOD SERVICES -- 1.5%
  30,400   McDonald's Corp.                                                           754,832

           RETAILING -- 5.9%
  27,200   CVS Corp.                                                                  982,464
  19,100   Home Depot, Inc.                                                           677,859
  24,100   The TJX Companies, Inc.                                                    531,405
  15,250   Wal-Mart Stores, Inc.                                                      809,013
           ----------------------------------------------------------------------------------
                                                                                    3,000,741
           ----------------------------------------------------------------------------------

           SEMI-CONDUCTORS -- 4.0%
  23,400   Altera Corp. *                                                             531,180
  30,800   Intel Corp.                                                                991,760
  12,900   Linear Technology Corp.                                                    542,703
           ----------------------------------------------------------------------------------
                                                                                    2,065,643
           ----------------------------------------------------------------------------------

           TELECOMMUNICATIONS -- 1.8%
  26,000   Verizon Communications, Inc.                                               912,080

           TEXTILES -- 1.0%
   7,400   Mohawk Industries, Inc. *                                                  521,996

           UTILITIES -- 1.8%
  16,500   Pinnacle West Capital Corp.                                          $     660,330
   6,900   SCANA Corp.                                                                236,325
           ----------------------------------------------------------------------------------
                                                                                      896,655
           ----------------------------------------------------------------------------------
           Total Common Stocks                                                     51,050,829
           (Cost $42,703,143)
           ----------------------------------------------------------------------------------
           SHORT TERM INVESTMENTS -- 0.4%

           MONEY MARKET FUND -- 0.4%
 182,369   JPMorgan Prime Money Market Fund (a)
           (Cost $182,369)                                                            182,369
           ----------------------------------------------------------------------------------
           Total Investments-- 100.0%                                           $  51,233,198
           (Cost $42,885,512)
           ----------------------------------------------------------------------------------

Abbreviations:

*    --Non-income producing security.

(a) --Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Investment Management, Inc.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                      AS OF DECEMBER 31, 2003

ASSETS:
Investment securities, at value                                    $  51,233,198
Cash                                                                       6,013
Receivables:
    Shares of beneficial interest sold                                     5,489
    Interest and dividends                                                75,759
--------------------------------------------------------------------------------
Total Assets                                                          51,320,459
--------------------------------------------------------------------------------

LIABILITIES:
Payables:
    Shares of beneficial interest
    redeemed                                                              19,370
Accrued liabilities:
    Investment advisory fees                                              15,035
    Administration fees                                                    9,451
    Custodian fees                                                         5,635
    Trustees' fees                                                           210
    Other                                                                 62,646
Total Liabilities                                                        112,347
--------------------------------------------------------------------------------
NET ASSETS:                                                        $  51,208,112
--------------------------------------------------------------------------------

NET ASSETS:
Paid in capital                                                       65,942,265
Accumulated undistributed
(overdistributed) net investment
income                                                                   403,188
Accumulated net realized gain (loss)
on investments and futures                                           (23,485,027)
Net unrealized appreciation
(depreciation) of investments
and futures                                                            8,347,686
--------------------------------------------------------------------------------
Total Net Assets                                                   $  51,208,112
--------------------------------------------------------------------------------

Shares of beneficial interest
outstanding (no par value; unlimited
number of shares authorized):                                          4,092,585
Net asset value, redemption and
offering price per share:                                          $       12.51
--------------------------------------------------------------------------------
Cost of investments                                                $  42,885,512
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:
Interest                                                           $         857
Dividend                                                                 812,824
Dividend income from affiliated
investments*                                                               5,971
--------------------------------------------------------------------------------
Total investment income                                                  819,652
--------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                                                 164,866
Administration fees                                                       56,266
Custodian fees                                                            42,766
Printing and postage                                                      23,314
Professional fees                                                         57,337
Transfer agent fees                                                       25,734
Trustees' fees                                                            14,027
Other                                                                     16,041
--------------------------------------------------------------------------------
Total expenses                                                           400,351
--------------------------------------------------------------------------------
Less earnings credits                                                         32
--------------------------------------------------------------------------------
    Net expenses                                                         400,319
--------------------------------------------------------------------------------
Net investment income                                                    419,333
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on transactions from:
    Investments                                                       (2,130,273)
    Futures                                                               66,767
Change in net unrealized
appreciation/depreciation of:
    Investments                                                       13,609,582
    Futures                                                               11,149

Net realized and unrealized gain (loss)
on investments and futures                                            11,557,225
Net increase (decrease) in net assets
from operations                                                    $  11,976,558
--------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory and
    administration fees:                                           $         915
--------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS                     FOR THE PERIODS INDICATED

                                                           YEAR             YEAR
                                                          ENDED            ENDED
                                                       12/31/03         12/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income                             $     419,333    $     345,593
Net realized gain (loss) on investments
and futures                                          (2,063,506)     (12,916,289)
Change in net unrealized appreciation/
depreciation of investments and futures              13,620,731       (2,573,258)
--------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                  11,976,558      (15,143,954)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                                  (357,098)         (26,793)
--------------------------------------------------------------------------------

INCREASE (DECREASE) FROM
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                           9,258,170       14,295,347
Dividends reinvested                                    357,098           26,793
Cost of shares redeemed                             (12,739,831)     (18,781,680)
Increase (decrease) from capital share
transactions                                         (3,124,563)      (4,459,540)
--------------------------------------------------------------------------------
    Total increase (decrease) in
    net assets                                        8,494,897      (19,630,287)
--------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                  42,713,215       62,343,502
--------------------------------------------------------------------------------
End of period                                     $  51,208,112    $  42,713,215
--------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                 $     403,188    $     345,598
--------------------------------------------------------------------------------

SHARE TRANSACTIONS:
Issued                                                  888,185        1,252,048
Reinvested                                               34,872            2,113
Redeemed                                             (1,170,827)      (1,687,539)
--------------------------------------------------------------------------------
    Change in Shares                                   (247,770)        (433,378)
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

JPMorgan U.S. Large Cap Core Equity Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as amended, as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993, for the purpose of funding flexible premium variable life insurance policies.

The Portfolio was formerly named JPMorgan U.S. Disciplined Equity Portfolio. The name change went into effect on March 31, 2003.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities (other than convertible bonds) with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its Portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio's advisor, J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indices, securities, and exchange rates in other markets, in determining fair value as of the time a Portfolio calculates its net asset value.

B. FUTURES CONTRACTS -- When the Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the

                                                  ANNUAL REPORT DECEMBER 31 2003

contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing the Portfolio to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss.

The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

C. RESTRICTED AND ILLIQUID SECURITIES -- The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

D. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

F. FEDERAL INCOME TAXES -- It is the Portfolio's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

G. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal income tax-basis treatment.

The following amounts were reclassified within the capital accounts:

                                                    ACCUMULATED      ACCUMULATED
                                                  UNDISTRIBUTED     NET REALIZED
                                PAID-IN       (OVERDISTRIBUTED)      GAIN (LOSS)
                                CAPITAL   NET INVESTMENT INCOME   ON INVESTMENTS
                                    $ 5                $ (4,645)         $ 4,640

The reclassification of the Portfolio primary relates to the character for tax purposes of distributions received from investments in Real Estate Investment Trusts.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. ("JPMIM" or "Advisor") acts as the investment advisor to the Portfolio.

Prior to October 1, 2003, JPMIM was a wholly owned subsidiary of J.P. Morgan Chase & Co. On October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings Inc, which is a wholly owned subsidiary of J.P. Morgan Chase & Co. The investment advisory services and personnel providing investment advice have not changed as a result of the ownership change. The ownership change did not constitute an assignment under the 1940 Act or the Investment Advisers Act of 1940. The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.35% of the Portfolio's average daily net assets.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to waive and/or reimburse its advisory fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory and administration fees related to the Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administrative Services Agreement, the Portfolio has agreed to pay the Administrator a fee of 0.50% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian, professional and transfer agent fees, printing and postage, and expenses of the Trustees. In accordance with the Agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administrator's fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.50%.

BISYS Fund Services, L.P. ("BISYS") serves as the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

C. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio accounting and custody services for the Portfolio. Compensation for such services is presented in the Statement of Operations as Custodian Fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations. Compensation for such services is paid by the Administrator pursuant to the Administrative Services Agreement.

D. OTHER -- Certain officers of the Trust are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers. For the year ended December 31, 2003, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each Portfolio to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. INVESTMENT TRANSACTIONS

For the year ended December 31, 2003, purchases and sales of investments (excluding short-term investments) were as follows:

                           PURCHASES             SALES    PURCHASES        SALES
                     (EXCLUDING U.S.   (EXCLUDING U.S.      OF U.S.      OF U.S.
                         GOVERNMENT)       GOVERNMENT)   GOVERNMENT   GOVERNMENT
                        $ 39,814,562      $ 42,633,362         $ --         $ --

5. FEDERAL INCOME TAXES

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2003, were as follows:

                                          GROSS          GROSS    NET UNREALIZED
                       AGGREGATE     UNREALIZED     UNREALIZED      APPRECIATION
                            COST   APPRECIATION   DEPRECIATION    (DEPRECIATION)
                    $ 43,915,591    $ 9,157,757   $ (1,840,150)      $ 7,317,607

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002, respectively, were as follows:

YEAR                                     ORDINARY      LONG-TERM           TOTAL
ENDED                                      INCOME   CAPITAL GAIN   DISTRIBUTIONS
December 31, 2003                       $ 357,098           $ --       $ 357,098
December 31, 2002                          26,793             --          26,793

At December 31, 2003, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Current distributable ordinary income                              $     403,188
Plus/Less: cumulative timing differences                                      --

Undistributed ordinary income or
(overdistribution of ordinary income)                                    403,188

Current distributable long-term capital
gain or (tax basis capital loss carryover)                           (22,169,763)

Plus/Less: cumulative timing
differences                                                             (285,185)

Undistributed long-term gains/
accumulated capital loss                                             (22,454,948)

Unrealized appreciation (depreciation)                             $   7,317,607

For the Portfolio, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributed to wash sales. The cumulative timing difference account primarily consists of post-October loss deferrals.

At December 31, 2003, the Portfolio had capital loss carryovers, which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

                                    EXPIRATION
           AMOUNT                      DATE
        $    848,970                12/31/2008
           5,599,255                12/31/2009
          12,670,017                12/31/2010
           3,051,521                12/31/2011
---------------------------------------------------
        $ 22,169,763

Capital losses incurred after October 31, within the Portfolio's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolio has incurred $285,185 of post-October realized losses.

6. CONCENTRATIONS AND INDEMNIFICATIONS

From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

As of December 31, 2003 there was one unitholder who owned 24% of the Portfolio and two unitholders who each owned 23% of the Portfolio.

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

7. SUBSEQUENT EVENT

On January 14, 2004, J.P. Morgan Chase and Co. and Bank One Corp. announced they have entered into an agreement and plan of merger. The merger is subject to the approval of the shareholders of both institutions as well as U.S. federal and state and foreign regulatory authorities. Completion of the transaction is expected to occur in mid - 2004.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO^

FINANCIAL HIGHLIGHTS

                                                       YEAR          YEAR           YEAR           YEAR           YEAR
                                                      ENDED         ENDED          ENDED          ENDED          ENDED
                                                   12/31/03      12/31/02       12/31/01       12/31/00       12/31/99
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $     9.84    $    13.06     $    14.90     $    17.35     $    15.84
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                              0.10          0.08           0.06           0.07           0.09
    Net gains or losses on securities
    (both realized and unrealized)                     2.65         (3.29)         (1.83)         (1.93)          2.80
----------------------------------------------------------------------------------------------------------------------
    Total from investment operations                   2.75         (3.21)         (1.77)         (1.86)          2.89
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
    Dividends from net investment income               0.08          0.01           0.07           0.10           0.06
    Distributions from capital gains                     --            --             --           0.49           1.32
----------------------------------------------------------------------------------------------------------------------
    Total distributions                                0.08          0.01           0.07           0.59           1.38
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $    12.51    $     9.84     $    13.06     $    14.90     $    17.35
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          28.14%       (24.62%)       (11.91%)       (10.98%)        18.54%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)     $   51,208    $   42,713     $   62,344     $   55,793     $   39,484
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Net expenses                                       0.85%         0.85%          0.85%          0.85%          0.87%
    Net investment income                              0.89%         0.67%          0.48%          0.57%          0.74%
    Expenses without reimbursements
    and earnings credits                               0.85%         0.85%          0.85%          0.85%          0.87%
    Net investment income without
    reimbursements and earnings credits                0.89%         0.67%          0.48%          0.57%          0.74%
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                  86%           67%            52%            64%           104%
----------------------------------------------------------------------------------------------------------------------

^ Formerly U.S. Disciplined Equity Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO

REPORT OF INDEPENDENT AUDITORS


To the Trustees of J.P. Morgan Series Trust II and Shareholders of JPMorgan U.S. Large Cap Core Equity Portfolio
(formerly, JPMorgan U.S. Disciplined Equity Portfolio)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan U.S. Large Cap Core Equity Portfolio (one of the series constituting J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 24, 2004

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO

TRUSTEE, OFFICER AND TAX LETTER INFORMATION (UNAUDITED)

TRUSTEE AND OFFICER - The following tables contain basic information regarding the Trustees and Officers, respectively that oversee operations of the Trust.

                       POSITION                                          NUMBER OF          OTHER
                       HELD WITH                    PRINCIPAL            PORTFOLIOS IN      DIRECTORSHIPS
                       JP MORGAN   TERM OF OFFICE   OCCUPATIONS          JPMORGAN FUND      HELD OUTSIDE
NAME, CONTACT ADDRESS  FUND        AND LENGTH OF    DURING PAST          COMPLEX OVERSEEN   JP MORGAN FUND
AND YEAR OF BIRTH      COMPLEX     TIME SERVED      5 YEARS              BY TRUSTEE         COMPLEX
---------------------------------------------------------------------------------------------------------------------
Cheryl Ballenger;      Trustee     2 years          Mathematics          7                  None
522 Fifth Avenue,                                   Teacher, Round
New York, NY 10036;                                 Lake High
1956                                                School; formerly
                                                    Executive Vice
                                                    President and
                                                    Chief Financial
                                                    Officer, Galileo
                                                    International,
                                                    Inc.

John R. Rettberg;      Trustee     8 years          Retired; formerly    7                  Director of Enalasys
522 Fifth Avenue,                                   Corporate Vice                          Corp., Pepperdine
New York, NY 10036;                                 President and                           University, and VLPS
1937                                                Treasurer, Northrop                     Lighting Services, Inc.
                                                    Grumman
                                                    Corporation

John F. Ruffle;        Trustee     8 years          Retired; formerly    7                  Trustee, the John
522 Fifth Avenue,                                   Director and Vice                       Hopkins University and
New York, NY 10036;                                 Chairman, J.P.                          Director of American
1937                                                Morgan Chase & Co.                      Shared Hospital
                                                                                            Services

Kenneth Whipple, Jr.;  Trustee     8 years          Chairman and CEO,    7                  Director of CMS Energy
522 Fifth Avenue,                                   CMS Energy;                             Corporation, Consumers
New York, NY 10036;                                 formerly Executive                      Energy Company and AB
1934                                                Vice President,                         Volvo
                                                    Ford Motor
                                                    Company; President,
                                                    Ford Financial
                                                    Services Group;
                                                    Chairman & CEO,
                                                    Ford Motor Credit
                                                    Company

                        POSITIONS HELD                 TERM OF OFFICE
NAME, CONTACT ADDRESS   WITH EACH                      AND LENGTH OF    PRINCIPAL OCCUPATIONS
AND YEAR OF BIRTH       JPMORGAN TRUST                 TIME SERVED      DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
George Gatch;           President                      Since 2001       Managing Director, J.P. Morgan Investment Management Inc.
522 Fifth Avenue,                                                       (JPMIM); Head of J.P. Morgan Fleming's U.S. Mutual Funds
New York, NY 10036;                                                     and Financial Intermediaries Business ("FFI"); he has held
1962                                                                    numerous positions throughout the firm in business
                                                                        management, marketing and sales.

Patricia A. Maleski;    Treasurer                      Since 2003       Vice President, JPMIM.; Head of FFI and U.S. Institutional
522 Fifth Avenue,                                                       Funds Administration and Board Liaison. Prior to joining
New York, NY 10036;                                                     J.P. Morgan Chase in 2001, she was the Vice President of
1960                                                                    Finance for the Pierpont Group, Inc., a service provider
                                                                        to the board of trustees of the heritage JPMorgan Funds.

Sharon J. Weinberg;     Secretary                      Since 2001       Managing Director, JPMIM; since joining J.P. Morgan Chase
522 Fifth Avenue,                                                       in 1996, she has held numerous positions throughout the
New York, NY 10036;                                                     asset management business in mutual funds marketing, legal
1959                                                                    and product development.

Stephen M. Ungerman;    Vice President and Assistant   Since 2001       Vice President, JPMIM; Business Head for Vehicle Services
522 Fifth Avenue,       Treasurer                                       Group within Fund Administration; prior to joining J.P.
New York, NY 10036;                                                     Morgan Chase in 2000, he held a number of senior
1953                                                                    management positions in Prudential Insurance Co. of
                                                                        America's asset management business, including Associate
                                                                        General Counsel, Tax Director and Co-head of Fund
                                                                        Administration Department; Mr. Ungerman was also the
                                                                        Assistant Treasurer of all mutual funds managed by
                                                                        Prudential

Judy R. Bartlett;       Vice President and Assistant   Since 2001       Vice President and Assistant General Counsel, JPMIM, since
522 Fifth Avenue,       Secretary                                       September 2000; from August 1998 through August 2000, she
New York, NY 10036;                                                     was an attorney at New York Life Insurance Company where she
1965                                                                    served as Assistant Secretary for the Mainstay Funds.

Joseph J. Bertini;      Vice President and Assistant   Since 2001       Vice President and Assistant General Counsel, JPMIM.
522 Fifth Avenue,       Secretary
New York, NY 10036;
1965

Wayne H. Chan;          Vice President and Assistant   Since 2003       Vice President and Assistant General Counsel, JPMIM, since
522 Fifth Avenue,       Secretary                                       September 2002; Mr. Chan was an associate at the law firm of
New York, NY 10036;                                                     Shearman and Sterling LLP from May 2001 through
1965                                                                    September 2002; Swidler Berlin Shereff Friedman LLP from
                                                                        June 1999 through May 2001 and Whitman Breed Abbott & Morgan
                                                                        LLP from September 1997 through May 1999.

Thomas J. Smith;        Vice President and Assistant   Since 2002       Managing Director, Head of Compliance for J.P. Morgan
522 Fifth Avenue,       Secretary                                       Chase & Co.'s asset management business in the Americas.
New York, NY 10036;
1955

Paul M. DeRusso;        Assistant Treasurer            Since 2001       Vice President, JPMIM; Manger of the Budgeting and Expense
522 Fifth Avenue,                                                       Group of Funds Administration Group.
New York, NY 10036;
1954

Lai Ming Fung;          Assistant Treasurer            Since 2001       Associate, JPMIM; Budgeting Analyst for the Budgeting and
522 Fifth Avenue,                                                       Expense Group of Funds Administration Group.
New York, NY 10036;
1974

                                                  ANNUAL REPORT DECEMBER 31 2003

                        POSITIONS HELD                 TERM OF OFFICE
NAME, CONTACT ADDRESS   WITH EACH                      AND LENGTH OF    PRINCIPAL OCCUPATIONS
AND YEAR OF BIRTH       JPMORGAN TRUST                 TIME SERVED      DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
Mary D. Squires;        Assistant Treasurer            Since 2001       Vice President, JPMIM; Ms. Squires has held numerous
522 Fifth Avenue,                                                       financial and operations positions supporting the J.P.
New York, NY 10036;                                                     Morgan Chase organization complex.
1955

Michael Ciotola;        Assistant Treasurer            Since 2003       Director of Financial Services of BISYS Fund Services,
3435 Stelzer Rd.,                                                       Inc. since January 2003; held various positions within
Columbus, OH 43219;                                                     BISYS since 1998.
1968

Arthur A. Jensen;       Assistant Treasurer            Since 2001       Vice President of Financial Services of BISYS Fund
3435 Stelzer Rd.,                                                       Services, Inc. since June 2001; formerly Section Manager of
Columbus, OH 43219;                                                     Northern Trust Company and Accounting Supervisor at
1966                                                                    Allstate Insurance Company.

Martin R. Dean;         Assistant Treasurer            Since 2001       Vice President of Regulatory Services of BISYS Fund
3435 Stelzer Rd.,                                                       Services, Inc.
Columbus, OH 43219;
1963

Alaina Metz;            Assistant Secretary            Since 2001       Chief Administrative Officer of BISYS Fund Services, Inc.;
3435 Stelzer Rd.,                                                       formerly, Supervisor of the Blue Sky Department of
Columbus, OH 43219;                                                     Alliance Capital Management, L.P.
1967

Ryan M. Louvar;         Assistant Secretary            Since 2003       Counsel of Legal Services, BISYS Fund Services, Inc. since
60 State Street,                                                        2000; formerly Attorney at Hill, Farrer & Burrill LLP from
Suite 1300                                                              1999 to 2000 and Knapp Peterson Clarke, PC from 1997 to
Boston, MA 02109;                                                       1999.
1972

Lisa Hurley;            Assistant Secretary            Since 2001       Executive Vice President and General Counsel of BISYS Fund
60 State Street,                                                        Services, Inc.
Suite 1300
Boston, MA 02109;
1955

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

TAX LETTER - For corporate taxpayers, 100% of the ordinary income distributions paid by the Portfolio during the fiscal year ended December 31, 2003 qualify for the corporate dividends received deduction.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]


JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

A list of portfolio holdings is available fifteen days after month end upon request. Please contact your JPMorgan Fleming representative or call 1-800-766-7722 to obtain further information.

JPMorgan Funds Fulfillment Center                                   PRSRT STD
       600 North Bedford St                                       U.S. POSTAGE
    East Bridgewater, MA 02333                                        PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2004 All rights reserved.           AN-USLCCEP-1203

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS.

THE REGISTRANT WILL PROVIDE ANY PERSON WITHOUT CHARGE, UPON REQUEST, A COPY OF THE CODE OF ETHICS. A REQUEST MAY BE MADE BY CALLING 1-800-348-4782.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

               (i) Has at least one audit committee financial expert serving on its audit committee; or

               (ii) Does not have an audit committee financial expert serving on its audit committee.

THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

         (2) If the registrant provides the disclosure required by paragraph
         (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

               (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

               (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C.80a-2(a)(19)).

THE AUDIT COMMITTEE FINANCIAL EXPERTS ARE CHERYL BALLENGER, JOHN R. RETTBERG, JOHN F. RUFFLE AND KENNETH WHIPPLE, JR. EACH TRUSTEE IS A "NON-INTERESTED" TRUSTEE AND IS ALSO "INDEPENDENT" AS DEFINED BY THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF AUDIT COMMITTEE FINANCIAL EXPERT DETERMINATIONS.

         (3) If the registrant provides the disclosure required by paragraph
         (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $149,987 in 2002 and $211,259 in 2003.

(b) AUDIT-RELATED FEES. There were no audit-related fees for the Registrant during the Reporting Periods.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliates, which required pre-approval by the Audit Committee were $8,277,000 from May 6, 2003 to December 31, 2003 (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) TAX FEES. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $25,700 in 2002 and $27,100 in 2003. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

There were no fees billed for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2003.

(d) ALL OTHER FEES. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, or services provided to Service Affiliates which were required to be pre-approved on or after May 6, 2003 until December 31, 2003, other than the services reported above.

(e) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. In addition to pre-approving any services to be provided by the Auditor to the Registrant, the Audit Committee considers and approves any non-audit services to be provided to the Service Affiliates by the Auditor and the fees to be charged for such non-audit services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. John F. Ruffle, a Trustee of the Registrant, has been designated as the primary member of the Audit Committee authorized to provide pre-approval to the Auditor for audit and non-audit services in accordance with the applicable pre-approval policies and procedures.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $46.4 million in 2002 and $28.3 million in 2003.

(h) AUDITOR INDEPENDENCE. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Auditor to the Registrant or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.
        (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

        (a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

        Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of
        Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 10. CONTROLS AND PROCEDURES.

        (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS OF A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE REASONABLY DESIGNED TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE REQUIRED TIME PERIODS AND THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT IN THE REPORTS THAT IT FILES OR SUBMITS ON FORM N-CSR IS ACCUMULATED AND COMMUNICATED TO THE REGISTRANT'S MANAGEMENT, INCLUDING ITS PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS, AS APPROPRIATE TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE.

        (b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAVE MATERIALLY AFFECTED, OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 11.EXHIBITS.

        (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

        (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

NOT APPLICABLE - SEE ITEM 2 ABOVE.

        (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

        (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

NOT APPLICABLE.

        (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

                                   SIGNATURES

                           [See General Instruction F]

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                        J.P. Morgan Series Trust II
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Patricia A. Maleski
                          ------------------------------------------------------
                                             Patricia A. Maleski, Treasurer

Date                       March 5, 2004
      --------------------------------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Patricia A. Maleski
                           -----------------------------------------------------
                                             Patricia A. Maleski, Treasurer

Date                       March 5, 2004
      --------------------------------------------------------------------------

By (Signature and Title)*  /s/ George C.W. Gatch
                          ------------------------------------------------------
                                             George C.W. Gatch, President

Date                       March 5, 2004
      --------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.